As filed with the Securities and Exchange Commission on September 23, 2015

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

Market Vectors ETF Trust

(Exact Name of Registrant as Specified in the Charter)

666 Third Avenue, 9th Floor

New York, New York 10017

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 293-2000

Jonathan R. Simon, Esq.

Vice President and General Counsel

Van Eck Associates Corporation

666 Third Avenue, 9th Floor

New York, NY 10017

(Name and Address of Agent for Service)

Copies to:

Stuart M. Strauss, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Market Vectors ETF Trust have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Notice of Special Meeting of Shareholders of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF, each a series of Exchange Traded Concepts Trust, a Delaware statutory trust (the “Acquired Funds”).

2.	Questions and Answers for Shareholders of the Acquired Funds.

3.	Combined Proxy Statement and Prospectus regarding the reorganization of the Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF into Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF (the “Acquiring Funds”), respectively, each a newly created series of Market Vectors ETF Trust, a Delaware statutory trust.

4.	Agreement and Plan of Reorganization.

5.	Statement of Additional Information for the Acquiring Funds.

6.	Part C Information.
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EXCHANGE TRADED CONCEPTS TRUST

YORKVILLE HIGH INCOME MLP ETF

YORKVILLE HIGH INCOME INFRASTRUCTURE MLP ETF

10900 Hefner Pointe Drive
Suite 207
Oklahoma City, Oklahoma 73120

(405) 778-8377

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [  ], 2015

To the Shareholders of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF:

Notice is hereby given of a Special Meeting of Shareholders (the “Meeting”) of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (the “Acquired Funds”), each a series of Exchange Traded Concepts Trust (the “Company”), to be held on [  ], 2015, at the office of Exchange Traded Concepts, LLC, 353 Central Park West, New York, New York 10025, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated September 3, 2015 (the “Reorganization Agreement”), between the Company, on behalf of the Acquired Funds, and Market Vectors ETF Trust (the “Trust”), on behalf of Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF (the “Acquiring Funds”), pursuant to which all of the assets and liabilities of each of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF will be transferred to Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF, respectively, in exchange for shares of beneficial interest (“shares”) of the respective Acquiring Fund as described in the accompanying Combined Proxy Statement and Prospectus and pursuant to which each Acquired Fund will be liquidated and terminated (each, a “Reorganization” and together, the “Reorganizations”). As a result of this transaction, Shareholders of Yorkville High Income MLP ETF will become Shareholders of Market Vectors High Income MLP ETF, and Shareholders of Yorkville High Income Infrastructure MLP ETF will become Shareholders of Market Vectors High Income Infrastructure MLP ETF. Shareholders of the Acquired Funds will receive shares of the respective Acquiring Fund (and cash with respect to any fractional shares held by an Acquired Fund shareholder) with a value equal to the aggregate net asset value of their shares of the respective Acquired Fund held immediately prior to the applicable Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The Reorganizations are more fully described in the accompanying Combined Proxy Statement and Prospectus and the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record of each Acquired Fund as of the close of business on [  ], 2015 are entitled to notice of, and to vote at, the Meeting, and any adjournments or postponements thereof. Please read the Combined Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Combined Proxy Statement and Prospectus), you may do so in lieu of attending the Meeting in person. The Board of Trustees of the Acquired Funds recommends that you vote in favor of the Reorganizations. WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY OR RECORD YOUR VOTE ELECTRONICALLY VIA TELEPHONE OR THE INTERNET.

By Order of the Board of Trustees,

J. Garrett Stevens

President

[  ], 2015

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum is represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy form.

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QUESTIONS & ANSWERS

We recommend that you read the complete Combined Proxy Statement and Prospectus. The following Questions and Answers provide an overview of the key features of the Reorganizations and of the information contained in this Combined Proxy Statement and Prospectus.

Q-1:	What is this document and why did we send it to you?

A-1:

This is a Combined Proxy Statement and Prospectus that provides you with information about an Agreement and Plan of Reorganization, dated September 3, 2015 (the “Reorganization Agreement”), between Exchange Traded Concepts Trust, a Delaware statutory trust (the “Company”), on behalf of each of its series, Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (the “Acquired Funds”), and Market Vectors ETF Trust, a Delaware statutory trust (the “Trust”), on behalf of each of its series, Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF (the “Acquiring Funds”).

Van Eck Associates Corporation (“VEAC”) serves as investment adviser for the Acquiring Funds. If the Shareholders of both of the Acquired Funds approve the applicable Reorganization, you will become a Shareholder of the applicable Acquiring Fund. Pursuant to the Reorganizations, all of the assets and liabilities of each of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF will be transferred to Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF, respectively, in exchange for shares of beneficial interest (“shares”) of the respective Acquiring Fund as described in the accompanying Combined Proxy Statement and Prospectus and pursuant to which each Acquired Fund will be liquidated and terminated. Please refer to the Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganizations and for a more complete description of the Acquiring Funds.

You are receiving this Combined Proxy Statement and Prospectus because you owned shares of one or both of the Acquired Funds as of [ ], 2015.

Q-2:	Why were the Reorganizations proposed to the Board?

A-2:	VEAC is a highly respected investment adviser that has been managing client assets for more than 50 years. With over $20 billion under management in its Market Vectors ETFs, VEAC is among the largest ETF sponsors in the U.S. The Market Vectors ETFs cover the full range of asset classes, including equity, fixed income and hard assets, and an MLP investment option would be a natural addition to VEAC’s ETF offerings. Given the significant resources, personnel and infrastructure that VEAC will be able to make available, Exchange Traded Concepts, LLC and Yorkville ETF Advisors, LLC, investment adviser and sub-adviser to the Acquired Funds, respectively, concluded that continuing the operations of the Acquired Funds under VEAC’s stewardship would be in the best interests of the Acquired Funds and their shareholders and, thus, they have proposed the reorganizations to the Company’s Board of Trustees.

Q-3:	Did the Board of Trustees of the Company approve the Reorganizations?

A-3:	Yes, the Board of Trustees of the Company (the “Board,” and its members, the “Trustees”) approved the Reorganizations. After careful consideration, the Board, including a majority of the Trustees who are not “interested persons” of the Company (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that each Reorganization is in the best interests of the applicable Acquired Fund and its shareholders and approved the Reorganizations on behalf of each Acquired Fund. The Acquiring Funds, following completion of the Reorganizations, may be referred to as the “Combined Funds” in this Combined Proxy Statement and Prospectus.
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Q-4:	How will I be affected by the Reorganizations?

A-4:	The Acquiring Funds have been created to have the same investment objective, substantially similar investment strategies, risks and policies as their respective Acquired Funds, and will be operated in a substantially similar manner. Following the Reorganizations, the primary change for Acquired Fund Shareholders is that their Fund will be a series of the Trust rather than a series of the Company and the Acquiring Funds will be managed by Van Eck Associates Corporation (“VEAC” or the “Adviser”).

The Reorganizations are expected to take place in the fourth quarter of 2015. Upon the closing of the Reorganizations, the assets and liabilities of each Acquired Fund will be transferred to the applicable Acquiring Fund in exchange for shares of the Acquiring Fund in accordance with the Reorganization Agreement. The Acquiring Funds, shell series established specifically for the purpose of receiving the assets and liabilities of the Acquired Funds, do not currently have any assets or liabilities other than the proceeds from one share of each Acquiring Fund that has been transferred to VEAC as the initial Shareholder. Shareholders of the Acquired Funds will receive shares of the Acquiring Funds with the same aggregate net asset value (“NAV”) as the shares of the respective Acquired Funds they owned immediately prior to the Reorganization and will not experience any dilution in value. After all shares of the Acquired Funds have been redeemed, the Acquired Funds will be liquidated and terminated as series of the Company.

Q-5:	Once the Reorganizations are completed, who will be the investment adviser of the Combined Funds?

A-5:	The Combined Funds will be advised by VEAC once the Reorganizations are completed. Hao-Hung (Peter) Liao and George Chao are expected to be the portfolio managers of the Combined Funds once the Reorganizations are completed. As of August 31, 2015, the Adviser managed approximately $26.68 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017.

Q-6:	How will the Reorganizations affect Fund fees and expenses?

A-6:	The management fee for each respective Acquiring Fund is the same as the management fee for the Acquired Funds (0.82%).

Q-7:	Will I have to pay any commission in connection with the Reorganizations?

A-7:	No, you will not pay any commission in connection with the Reorganizations.

Q-8: A-8:

What is the vote required to approve the Reorganizations?

Approval of each Reorganization by Shareholders of an Acquired Fund requires the affirmative vote of a “majority of outstanding voting securities” of the Acquired Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares.

Q-9:	What happens to my shares if the Reorganizations are completed? Will I have to take any action?

A-9:	Your shares will be redeemed automatically and you will receive shares of the applicable Acquiring Fund on the date of the completion of the Reorganizations. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganizations.
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You will receive shares of the respective Acquiring Fund (and cash with respect to any fractional shares held by an Acquired Fund shareholder) with a value equal to the aggregate net asset value of your shares of the respective Acquired Fund held immediately prior to the applicable Reorganization.

Q-10:	Will the Reorganizations create a taxable event for me?

A-10:	Each Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. If the Reorganizations so qualify, in general, each of the Acquired Funds will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for shares of the applicable Acquiring Fund or as a result of their liquidation and termination, and Shareholders of each of the Acquired Funds will not recognize any gain or loss upon receipt of shares of the applicable Acquiring Fund in connection with the applicable Reorganization (except with respect to cash received in lieu of fractional shares).

Q-11:	What if I sell my shares before the Reorganizations take place?

A-11:	If you choose to sell your shares of an Acquired Fund before the Reorganizations take place, then the sale will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Q-12:	Who will pay for the Reorganizations?

A-12:	All expenses related to the Reorganizations shall be borne by VEAC, Yorkville ETF Advisors LLC and Exchange Traded Concepts, LLC respectively, as agreed to in an Asset Purchase Agreement dated August 3, 2015.

Q-13:	When will the Reorganizations occur?

A-13:	The Reorganizations are expected to occur in the fourth quarter of 2015.

Q-14:	Whom do I contact if I have questions?

A-14:

If you need any assistance, or have any questions regarding the Reorganizations, please call 866-296-4857. Representatives are available to take your call Monday through Friday 9 a.m. through 10 p.m. Eastern Time.

Q-15:	What happens if the Shareholders do not approve the Reorganizations?

A-15:	If the Reorganizations are not approved by Shareholders of either Acquired Fund, then both Acquired Funds will continue in existence (i.e. the Reorganizations will not be consummated) and the Board of Trustees of the Company will determine what further action, if any, is required.

Important additional information about the Reorganizations is set forth in the accompanying Combined Proxy Statement and Prospectus. Please read it carefully.

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COMBINED PROXY STATEMENT AND PROSPECTUS

MARKET VECTORS ETF TRUST

Yorkville High Income MLP ETF and

Yorkville High Income Infrastructure MLP ETF,
each a series of Exchange Traded Concepts Trust
(the “Acquired Funds”)

Market Vectors High Income MLP ETF and

Market Vectors High Income Infrastructure MLP ETF,
each a series of Market Vectors ETF Trust
(the “Acquiring Funds”)

666 Third Avenue, 9th Floor

New York, New York 10017
(212) 293-2000

This Combined Proxy Statement and Prospectus is being furnished to Shareholders (“Shareholders”) of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (together, the “Acquired Funds”), each a series of Exchange Traded Concepts Trust (the “Company”), in connection with a Special Meeting of Shareholders (the “Meeting”) to be held on [  ], 2015, at the office of Exchange Traded Concepts, LLC, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated September 3, 2015 (the “Reorganization Agreement”), between the Company, on behalf of the Acquired Funds, and Market Vectors ETF Trust (the “Trust”), on behalf of Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF (the “Acquiring Funds”), pursuant to which all of the assets and liabilities of each of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF will be transferred to Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF, respectively, in exchange for shares of beneficial interest (“shares”) of the respective Acquiring Fund as described in the accompanying Combined Proxy Statement and Prospectus and pursuant to which each Acquired Fund will be liquidated and terminated (each, a “Reorganization” and together, the “Reorganizations”). As a result of this transaction, Shareholders of Yorkville High Income MLP ETF will become Shareholders of Market Vectors High Income MLP ETF, and Shareholders of Yorkville High Income Infrastructure MLP ETF will become Shareholders of Market Vectors High Income Infrastructure MLP ETF. Shareholders of the Acquired Funds will receive shares of the respective Acquiring Fund (and cash with respect to any fractional shares held by an Acquired Fund shareholder) with a value equal to the aggregate net asset value (“NAV”) of their shares of the respective Acquired Fund held immediately prior to the applicable Reorganization.

The investment objective of each of Yorkville High Income MLP ETF and Market Vectors High Income MLP ETF is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income MLP Index. The investment objective of each of Yorkville High Income Infrastructure MLP ETF and Market Vectors High Income Infrastructure MLP ETF is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income Infrastructure MLP Index (for purposes of this Combined Proxy Statement and Prospectus, the Solactive High Income MLP Index and the Solactive High Income Infrastructure MLP Index will each be referred to as an “Index”). Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF employ substantially similar principal investment strategies as Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF, respectively. For more information about each Acquiring Fund’s investment strategies, see “Summary — Principal Investment Strategies” below.

2. To act upon such other matters as may properly come before the Meeting.

Upon consummation of the Reorganizations, the Acquired Funds will transfer their assets to the applicable Acquiring Funds. The Acquiring Funds will assume the liabilities of the applicable Acquired Funds as provided in the Reorganization Agreement and will

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issue shares to the Acquired Funds in an amount equal to the aggregate NAV of the outstanding shares of the Acquired Funds. Immediately thereafter, the Acquired Funds will distribute shares of the applicable Acquiring Funds to their Shareholders in redemption of all outstanding shares of the Acquired Funds. After distributing these shares, the Acquired Funds will be liquidated and terminated as series of the Company. Shareholders of the Acquired Funds will receive shares of the respective Acquiring Fund (and cash with respect to any fractional shares held by an Acquired Fund shareholder) with a value equal to the aggregate net asset value of their shares of the respective Acquired Fund held immediately prior to the applicable Reorganization. Fractional shares will be delivered in cash.

This Combined Proxy Statement and Prospectus sets forth concisely the information Shareholders of the Acquired Funds should know about the Reorganizations and constitutes an offering of the shares of the Acquiring Funds being issued in the Reorganizations. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Acquiring Funds and the Acquired Funds, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Proxy Statement and Prospectus:

•	the Statement of Additional Information dated [ ], 2015, relating to this Combined Proxy Statement and Prospectus;

•	the Prospectus of each Acquired Fund, dated March 30, 2015, as amended and supplemented;

•	the Statement of Additional Information of each Acquired Fund, dated March 30, 2015, as amended and supplemented;

•	the Annual Report to Shareholders of each Acquired Fund for each Acquired Fund’s fiscal year ended November 30, 2014;

•	the Semi-Annual Report to Shareholders of each Acquired Fund for each Acquired Fund’s fiscal period ended May 31, 2015;

•	the Statement of Additional Information of each Acquiring Fund, dated [ ], 2015, as amended and supplemented.

The Prospectus of each Acquiring Fund, dated [  ], 2015, as amended and supplemented, each have been filed with the SEC, and are incorporated by reference into (legally considered to be part of), and also accompany, this Combined Proxy Statement and Prospectus.

Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling Yorkville ETF Advisors, LLC at 1-855-937-9383 or VEAC at 888.MKT.VCTR.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549

By Phone:	(202) 551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov
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Shareholders are advised to read and retain this Combined Proxy Statement and Prospectus for future reference.

No person has been authorized to give any information or make any representation not contained in this Combined Proxy Statement and Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Proxy Statement and Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Combined Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

The date of this Combined Proxy Statement and Prospectus is [  ], 2015.

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synopsis

The following is a synopsis of certain information contained in or incorporated by reference in this Combined Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Combined Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Combined Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, each Acquiring Fund’s Prospectus, which is attached to this Combined Proxy Statement and Prospectus and incorporated herein by reference.

General

This Combined Proxy Statement and Prospectus is being furnished to Shareholders of the Acquired Funds, each a series of an open-end management investment company, in connection with the solicitation by the Board of Trustees (the “Board,” and its members, the “Trustees”) of the Company, on behalf of the Acquired Funds, of proxies (“Proxies”) to be used at the Meeting to consider the Reorganizations. It is expected that the first mailing of this Combined Proxy Statement and Prospectus will be made on or about [  ], 2015.

Pursuant to the Reorganizations, all of the assets and liabilities of each of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF will be transferred to Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF, respectively, in exchange for shares of beneficial interest of the respective Acquiring Fund as described in this Combined Proxy Statement and Prospectus and pursuant to which each Acquired Fund will be liquidated and terminated. As a result of this transaction, Shareholders of Yorkville High Income MLP ETF will become Shareholders of Market Vectors High Income MLP ETF, and Shareholders of Yorkville High Income Infrastructure MLP ETF will become Shareholders of Market Vectors High Income Infrastructure MLP ETF. Shareholders of the Acquired Funds will receive shares of the respective Acquiring Fund (and cash with respect to any fractional shares held by an Acquired Fund shareholder) with a value equal to the aggregate net asset value (“NAV”) of their shares of the respective Acquired Fund held immediately prior to the applicable Reorganization. Further information relating to the Acquiring Funds is set forth herein and in the Acquiring Funds’ Prospectus incorporated herein by reference.

The Reorganizations

The Reorganizations are being proposed because the Board of the Company has determined that the Reorganizations are in the best interests of each Acquired Fund and its Shareholders. The Reorganizations will allow Shareholders of the Acquired Funds to be invested in a fund that has the same investment objective, substantially similar investment strategies, risks and policies as their respective Acquired Funds, and that expects to operate in a substantially similar manner.

The Reorganization Agreement provides for the transfer of all of the assets and the liabilities of each of the Acquired Funds to the applicable Acquiring Fund in exchange for shares of the Acquiring Fund. Shareholders of the Acquired Funds will receive shares of the respective Acquiring Fund (and cash with respect to any fractional shares held by an Acquired Fund shareholder) with a value equal to the aggregate net asset value of their shares of the respective Acquired Fund held immediately prior to the applicable Reorganization. Immediately after the transfer of each Acquired Fund’s assets as provided for in the Reorganization Agreement, the Acquired Funds will distribute the applicable Acquiring Fund shares received by the Acquired Funds to their Shareholders as of the Valuation Date (as defined below) in complete liquidation of the Acquired Funds and, without further notice, the outstanding shares of the Acquired Funds held by the Shareholders will then be redeemed and canceled as permitted by the organizational documents of the Company and applicable law. As a result of the Reorganizations, each Shareholder will receive that number of full Acquiring Fund shares equal in value to such Shareholder’s pro rata interest in the net assets of the applicable Acquired Fund transferred to the Acquiring Fund. Fractional shares will be delivered in cash.

Market Vectors ETF Trust (the “Trust”) and the Company are each an open-end management investment company registered with the SEC. The Trust and the Company are both Delaware statutory trusts. The Acquiring Funds are series of the Trust, and the Acquired Funds are series of the Company. The Acquiring Funds and the Acquired Funds are each non-diversified for purposes of the 1940 Act, meaning that, as compared to a diversified fund, they can invest a greater percentage of assets in securities issued by or representing a small number of issuers.  As a result, the performance of these issuers can have a substantial impact on the Funds’ performance. The investment objective of each of Yorkville High Income MLP ETF and Market Vectors High Income MLP ETF is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income MLP Index. The investment objective of each of Yorkville High Income Infrastructure MLP ETF and Market Vectors High Income Infrastructure MLP ETF is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income Infrastructure MLP Index. The investment objective of each of the Acquiring Funds and Acquired Funds is a non-fundamental investment objective, meaning that it may be changed without the approval of the Funds’ Shareholders. If the Board of an Acquiring Fund or Acquired Fund were to determine that the investment objective of the Fund should be changed, the Fund’s Shareholders would be given notice. The Acquiring Funds have not yet commenced operations.

The Acquiring Funds, following completion of the Reorganizations, may be referred to as the “Combined Funds” in this Combined Proxy Statement and Prospectus. Certain basic information about the Acquired Funds and Acquiring Funds is provided in the table below.

Acquired Fund	Acquiring Fund
Yorkville High Income MLP ETF, a series of Exchange Traded Concepts Trust	Market Vectors High Income MLP ETF, a series of Market Vectors ETF Trust
Listing Exchange: NYSE Arca, Inc.	Listing Exchange: NYSE Arca, Inc.
Ticker: YMLP	Ticker: YMLP (following the Reorganization)
Fiscal year end: November 30	Fiscal year end: November 30
Diversification Status: Non-Diversified	Diversification Status: Non-Diversified
Underlying Index: Solactive High Income MLP Index	Underlying Index: Solactive High Income MLP Index

Acquired Fund	Acquiring Fund
Yorkville High Income Infrastructure MLP ETF, a series of Exchange Traded Concepts Trust	Market Vectors High Income Infrastructure MLP ETF, a series of Market Vectors ETF Trust
Listing Exchange: NYSE Arca, Inc.	Listing Exchange: NYSE Arca, Inc.
Ticker: YMLI	Ticker: YMLI (following the Reorganization)
Fiscal year end: November 30	Fiscal year end: November 30
Diversification Status: Non-Diversified	Diversification Status: Non-Diversified
Underlying Index: Solactive High Income Infrastructure MLP Index	Underlying Index: Solactive High Income Infrastructure MLP Index

The Acquiring Funds are advised by Van Eck Associates Corporation (“VEAC” or the “Adviser”), and the Combined Funds will be advised by VEAC once the Reorganizations are completed. Hao Hung (Peter) Liao and George Chao are expected to be the portfolio managers of the Combined Funds once the Reorganizations are completed.

Fee Tables

Acquired Funds (Pro Forma Combined Funds)

The following tables describe the fees and expenses that you may pay if you buy and hold shares of an Acquired Fund.

Yorkville High Income MLP ETF

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.82%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (Deferred Income Tax Expense(a) and Franchise Tax Expense(b))	0.01%
Total Annual Fund Operating Expenses	0.83%

(a)         Yorkville High Income MLP ETF is classified for federal income tax purposes as a taxable regular corporation or Subchapter

“C” corporation. As a “C” corporation, the Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments, with certain distributions received by the Fund on equity securities of master limited partnerships (“MLPs”) considered to be return of capital, and with any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, will depend upon income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the Fund’s realized and unrealized gains and losses and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund’s actual income tax expense, if any, may be deferred for many years, concentrated in a small number of years, or spread over many years, depending on if and when investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2014, the Fund had net operating losses of $580,995 and accrued $7,061,535 in net deferred tax benefit primarily related to unrealized appreciation on investments.

(b)        Yorkville High Income MLP ETF has accrued a state franchise tax liability for the year ended November 30, 2014. State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund’s investments, the Fund may be required to file franchise tax returns in several states.

Yorkville High Income Infrastructure MLP ETF

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.82%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (Deferred Income Tax Expense(a) and Franchise Tax Expense(b))	5.09%
Total Annual Fund Operating Expenses	5.91%

(a)         Yorkville High Income Infrastructure MLP ETF is classified for federal income tax purposes as a taxable regular corporation or subchapter “C” corporation. The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments, with certain distributions received by the Fund on equity securities of MLPs considered to be return of capital, and with any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, will depend upon income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the Fund’s realized and unrealized gains and losses and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund’s actual income tax expense, if any, may be deferred for many years, concentrated in a small number of years, or spread over many years, depending on if and when investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted form year to year. For the fiscal year ended November 30, 2014, the Fund had net operating losses of $212,719 and accrued $1,443,559 in net deferred tax expense primarily related to unrealized appreciation on investments.

(b)         Yorkville High Income Infrastructure MLP ETF has accrued a state franchise tax liability for the year ended November 30, 2014. State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund’s investments, the Fund may be required to file franchise tax returns in several states.

Acquiring Funds

The following tables describe the fees and expenses that you may pay if you buy and hold shares of an Acquiring Fund. Shareholders fees will not be charged on those Acquiring Fund shares received in connection with the Reorganizations or otherwise.

Market Vectors High Income MLP ETF

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.82%
Other Expenses (a) (Deferred Income Tax Expense(b) and Franchise Tax Expense(c))	0.01%
Total Annual Fund Operating Expenses	0.83%

(a)        “Other expenses” are based on estimated amounts for the current fiscal year. The investment management agreement between the Trust and the Adviser provides that the Adviser will pay all expenses of the Funds, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses.

(b)        Market Vectors High Income MLP ETF is classified for federal income tax purposes as a taxable regular corporation or Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments, with certain distributions received by the Fund on equity securities of MLPs considered to be return of capital, and with any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, will depend upon income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the Fund’s realized and unrealized gains and losses and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund’s actual income tax expense, if any, may be deferred for many years, concentrated in a small number of years, or spread over many years, depending on if and when investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year.

(c)        State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund’s investments, the Fund may be required to file franchise tax returns in several states.

Market Vectors High Income Infrastructure MLP ETF

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.82%
Other Expenses(a) (Deferred Income Tax Expense(b) and Franchise Tax Expense(c))	5.09%
Total Annual Fund Operating Expenses	5.91%

(a)        “Other expenses” are based on estimated amounts for the current fiscal year. The investment management agreement between the Trust and the Adviser provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses.

(b)        Market Vectors High Income Infrastructure MLP ETF is classified for federal income tax purposes as a taxable regular corporation or Subchapter “C” corporation. The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments, with certain distributions received by the Fund on equity securities of MLPs considered to be return of capital, and with any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, will depend upon income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the Fund’s realized and unrealized gains and losses and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund’s actual income tax expense, if any, may be deferred for many years, concentrated in a small number of years, or spread over many years, depending on if and when investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year.

(c)        State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund’s investments, the Fund may be required to file franchise tax returns in several states.

Expense Example

Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF

For a comparison of the current cost of investing in each of the Acquired Funds with the cost of investing in other funds, see “Fund Summary—Fees and Expenses” in the Acquired Funds’ Prospectus, incorporated by reference herein.

Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF

This example is intended to help you compare the cost of investing in the Combined Funds with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Combined Funds.

The example assumes that you invest $10,000 in one of the Combined Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the applicable Acquiring Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Market Vectors High Income MLP ETF

YEAR	EXPENSES
1	$85
3	$265

Market Vectors High Income Infrastructure MLP ETF

YEAR	EXPENSES
1	$588
3	$1,749

Portfolio Turnover

Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF

For information regarding portfolio turnover rates for each of the Acquired Funds, see “Fund Summary—Portfolio Turnover” in the Acquired Funds’ Prospectus, incorporated by reference herein.

Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF

The Acquiring Funds will pay transaction costs, such as commissions, when they purchase and sell securities (or “turn over” their portfolios). A higher portfolio turnover will cause the Acquiring Funds to incur additional transaction costs and may result in higher taxes to the Acquiring Funds. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Acquiring Funds’ performance. Because the Acquiring Funds are newly organized, no portfolio turnover figures are available.

Tax Consequences of the Reorganizations

As a condition to each Reorganization, the applicable Acquired Fund and Acquiring Fund have requested an opinion of Dechert LLP with respect to the Reorganization to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a “reorganization” for federal income tax purposes, and no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or the Acquired Fund’s Shareholders for federal income tax purposes as a result of the Reorganization (other than gain or loss recognized by Shareholders in connection with cash received in lieu of fractional shares). Receipt of an opinion to this effect is a condition to each Reorganization. For further information about the tax consequences of the Reorganizations, see “The Reorganizations—Tax Aspects of the Reorganizations” below.

Comparison of Acquired Funds and Acquiring Funds

Investment Objectives and Principal Investment Strategies. The investment objective and principal investment strategies of the Acquired Funds are the same as and substantially similar to those of the applicable Acquiring Fund and are set forth below. Both the Acquired Funds and the Acquiring Funds are non-diversified funds. The investment objectives of each of the Acquired Funds and the Acquiring Funds are non-fundamental and may be changed by the Company’s Board of Trustees or the Trust’s Board of Trustees without Shareholder approval, but no change is currently anticipated.

Yorkville High Income MLP ETF (Acquired Fund)	Market Vectors High Income MLP ETF (Acquiring Fund)

Investment Objective

• Yorkville High Income MLP ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income MLP Index.

Principal Investment Strategies

• The Fund will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of MLPs. This investment policy may be changed without Shareholder approval upon 60 days’ prior written notice to Shareholders.

The Index consists of MLPs operating with one of the following as a substantial business segment: exploration and production of oil and/or natural gas; sale, distribution and retail and wholesale marketing of propane, natural gas liquids, gasoline and other fuels; marine transportation of one or more of the following: crude oil, dry bulk, refined products, liquefied natural gas (“LNG”), and other commodities; direct mining, production and marketing of natural resources, including timber, fertilizers, coal and other minerals; energy services to the oil and gas industry; oil refining; leasing of mineral reserves; and operating as the general partner of any business listed above. As of June 30, 2015 the U.S. dollar-denominated market capitalizations of the Index components ranged from approximately $530.1 million to approximately $3.2 billion.

• The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the securities in

Investment Objective

• Market Vectors High Income MLP ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income MLP Index.

Principal Investment Strategies

• The Fund will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of MLPs. This 80% investment policy is non-fundamental and may be changed without Shareholder approval upon 60 days’ prior written notice to Shareholders.

The Index consists of MLPs operating with one of the following as a substantial business segment: exploration and production of oil and/or natural gas; sale, distribution and retail and wholesale marketing of propane, natural gas liquids, gasoline and other fuels; marine transportation of one or more of the following: crude oil, dry bulk, refined products, liquefied natural gas (“LNG”), and other commodities; direct mining, production and marketing of natural resources, including timber, fertilizers, coal and other minerals; energy services to the oil and gas industry; oil refining; leasing of mineral reserves; and operating as the general partner of any business listed above. As of June 30, 2015, the Index included 25 MLPs and the U.S. dollar-denominated market capitalizations of the Index components ranged from approximately $530.1 million to approximately $3.2 billion.

• The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the securities in the Index.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. The Fund will be a limited partner (or a member) in the MLPs in which it invests. MLPs are generally treated as partnerships for United States federal income tax purposes. Thus, the MLPs themselves generally do not pay United States federal income taxes, but investors (like the Fund) that hold interests in MLPs are generally subject to tax on their allocable shares of the MLPs’ income and gains. Currently, most MLPs operate in the energy and/or natural resources sectors.

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources and other commodities.

Of the 25 partnerships eligible for inclusion in the Index, approximately 66% trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NASDAQ National Market (“NASDAQ”). Partnerships eligible for inclusion in the Index are subject to further market capitalization and liquidity screens before they may be included in the Index.

• The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of June 30, 2015, the Index was concentrated in the energy sector.

• The Index is calculated and administered by Solactive

the Index.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. The Fund will be a limited partner (or a member) in the MLPs in which it invests. MLPs are generally treated as partnerships for United States federal income tax purposes. Thus, the MLPs themselves generally do not pay United States federal income taxes, but investors (like the Fund) that hold interests in MLPs are generally subject to tax on their allocable shares of the MLPs’ income and gains. Currently, most MLPs operate in the energy and/or natural resources sectors.

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources and other commodities.

Partnerships eligible for inclusion in the Index are subject to further market capitalization and liquidity screens before they may be included in the Index.

• The Fund may concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of June 30, 2015, the Index was concentrated in the energy sector.

• The Index is calculated and administered by Solactive AG (formerly, Structured Solutions AG), which is not affiliated with the Fund or the Adviser. Solactive AG determines the components and the relative weightings of the securities in the Index subject to the Index rules and publishes information regarding the Index. The

AG (formerly, Structured Solutions AG), which is not affiliated with the Fund, Exchange Traded Concepts, LLC, Yorkville ETF Advisors, LLC, or Penserra Capital Management LLC. Solactive AG determines the components and the relative weightings of the securities in the Index subject to the Index rules and publishes information regarding the Index. The Index is rebalanced annually, but may be adjusted more frequently under extraordinary circumstances, consistent with the Index’s methodology.

Index is rebalanced annually, but may be adjusted more frequently under extraordinary circumstances, consistent with the Index’s methodology.

Yorkville High Income Infrastructure MLP ETF (Acquired Fund)	Market Vectors High Income Infrastructure MLP ETF (Acquiring Fund)

Investment Objective

• Yorkville High Income Infrastructure MLP ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income Infrastructure MLP Index.

Principal Investment Strategies

• The Fund will normally invest at least 80% of its total assets in securities of the Index.  The Index is a rules-based index designed to provide investors a means of tracking the performance of selected infrastructure MLPs, with an emphasis on current yield.  Index components are publicly traded on a U.S. securities exchange.  Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of MLPs.  This investment policy may be changed without Shareholder approval, upon 60 days’ prior notice to Shareholders.

The Index consists of MLPs classified as “Infrastructure” MLPs.  Infrastructure MLPs are a subset of the MLP universe that earn a majority of their cash flow from the transportation and storage of energy commodities.  Infrastructure MLPs include all MLPs operating with one of the following as a substantial business segment:

• transportation, terminaling and storage of refined petroleum products (including gasoline, diesel, jet fuel, kerosene and heating oil);

• gathering, compressing, dehydrating, treating, processing, marketing of natural gas, and fractionation of natural gas liquids;

• transportation and/or storage of natural gas and natural gas liquids;

• transportation of crude oil, refined petroleum products, and/or other liquids; and

Investment Objective

• Market Vectors High Income Infrastructure MLP ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income Infrastructure MLP Index.

Principal Investment Strategies

• The Fund will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is a rules-based index designed to provide investors a means of tracking the performance of selected infrastructure MLPs, with an emphasis on current yield. Index components are publicly traded on a U.S. securities exchange. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of MLPs. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to Shareholders.

The Index consists of MLPs classified as “Infrastructure” MLPs.  Infrastructure MLPs are a subset of the MLP universe that earn a majority of their cash flow from the transportation and storage of energy commodities.  Infrastructure MLPs include all MLPs operating with one of the following as a substantial business segment:

• transportation, terminaling and storage of refined petroleum products (including gasoline, diesel, jet fuel, kerosene and heating oil);

• gathering, compressing, dehydrating, treating, processing, marketing of natural gas, and fractionation of natural gas liquids;

• transportation and/or storage of natural gas and natural gas liquids;

• transportation of crude oil, refined petroleum

• operating as the general partner of an MLP which primarily engages in any of the businesses listed above.

As of June 30, 2015 the U.S. dollar-denominated market capitalizations of the Index components ranged from approximately $1.1 billion to approximately $34.6 billion.

• The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the securities in the Index.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. The Fund will be a limited partner (or a member) in the MLPs in which it invests. MLPs are generally treated as partnerships for United States federal income tax purposes. Thus, the MLPs themselves generally do not pay United States federal income taxes, but investors (like the Fund) that hold interests in MLPs are generally subject to tax on their allocable shares of the MLPs’ income and gains. Currently, most MLPs operate in the energy and/or natural resources sectors.

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources products, and/or other liquids; and

• operating as the general partner of an MLP which primarily engages in any of the businesses listed above.

As of June 30, 2015, the Index included 24 MLPs and the U.S. dollar-denominated market capitalizations of the Index components ranged from approximately $1.1 billion to approximately $34.6 billion.

• The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the securities in the Index.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. The Fund will be a limited partner (or a member) in the MLPs in which it invests. MLPs are generally treated as partnerships for United States federal income tax purposes. Thus, the MLPs themselves generally do not pay United States federal income taxes, but investors (like the Fund) that hold interests in MLPs are generally subject to tax on their allocable shares of the MLPs’ income and gains. Currently, most MLPs operate in the energy and/or natural resources sectors.

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, and other commodities.

Of the 24 partnerships eligible for inclusion in the Index, approximately 93% trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NASDAQ National Market (“NASDAQ”). Partnerships eligible for inclusion in the Index are subject to further market capitalization and liquidity screens before they may be included in the Index.

The Fund will concentrate its investments (i.e. hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of June 30, 2015, the Index was concentrated in the energy infrastructure sector.

The Index is calculated and administered by Solactive AG (formerly, Structured Solutions AG), which is not affiliated with the Fund, Exchange Traded Concepts, LLC, Yorkville ETF Advisors, LLC, or Penserra Capital Management LLC. Solactive AG determines the components and the relative weightings of the securities in the Index subject to the Index rules and publishes information regarding the Index. The Index is rebalanced annually, but may be adjusted more frequently under extraordinary circumstances, consistent with the Index’s methodology.

transportation and storage of mineral or natural resources and other commodities.

Partnerships eligible for inclusion in the Index are subject to further market capitalization and liquidity screens before they may be included in the Index.

The Fund may concentrate its investments (i.e. hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of June 30, 2015, the Index was concentrated in the energy infrastructure sector.

The Index is calculated and administered by Solactive AG (formerly, Structured Solutions AG), which is not affiliated with the Fund or the Adviser. Solactive AG determines the components and the relative weightings of the securities in the Index subject to the Index rules and publishes information regarding the Index. The Index is rebalanced annually, but may be adjusted more frequently under extraordinary circumstances, consistent with the Index’s methodology.

Investment Restrictions. The investment restrictions adopted by the Acquired Funds and the Acquiring Funds as fundamental policies are the same. The Acquiring Funds’ investment restrictions are summarized under the section entitled “Investment Restrictions” in the Trust’s Statement of Additional Information with respect to the Acquiring Funds that is incorporated by reference herein. The Acquired Funds’ investment restrictions are summarized under the section entitled “Investment Restrictions” in the Company’s Statement of Additional Information with respect to the Acquired Funds that is incorporated by reference herein.

Fund Management. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Acquiring Funds, including general supervision of VEAC and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees of the Trust and the Trust officers, and their present positions and principal occupations, is provided in the Acquiring Funds’ SAI.

The Board of Trustees of the Company has responsibility for the general oversight of the management of the Acquired Funds, including general supervision of Exchange Traded Concepts, LLC, the investment adviser to the Acquired Funds and other service providers, but is not involved in the day-to-day management of the Company. A list of the Trustees of the Company and the Company officers, and their present positions and principal occupations, is provided in the Acquired Funds’ SAI. Exchange Traded Concepts, LLC serves as the investment adviser to the Acquired Funds. Yorkville ETF Advisors, LLC (the “Investment Sub-Adviser”) and Penserra Capital Management LLC (the “Trading Sub-Adviser”) serve as sub-advisers to the Acquired Funds.

If the Reorganizations are approved, the Acquiring Funds will be managed by VEAC. As investment adviser, VEAC has overall responsibility for the general management and administration of the Acquiring Funds. In seeking to achieve each Fund’s investment objective, VEAC uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages VEAC’s extensive resources.

Portfolio Managers. The portfolio managers who share joint responsibility for the day-to-day management of the Acquiring Funds’ portfolios are Hao Hung (Peter) Liao and George Chao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao also serves as a portfolio manager for certain other investment companies and pooled investment vehicles advised by the

Adviser. Mr. Chao has been employed by the Adviser since December 2007. Prior to joining the Adviser, he served as Controller of Operations Administrations Division and Corporate Safety (September 2006 – December 2007).

The portfolio manager for each of the Acquired Funds is Dustin Lewellyn. Mr. Lewellyn has primary responsibility for the day-to-day management of the Acquired Funds. Mr. Lewellyn has managed each Acquired Fund since January 2015.

Each Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership (if any) of shares in the applicable Fund.

Investment Advisory Fees. The annual advisory fees (as a percentage of daily net assets) for the Acquired Funds and the Acquiring Funds are substantially similar.

Under the terms of an investment management agreement between the Trust and VEAC with respect to the Acquiring Funds (the “Investment Management Agreement”), VEAC serves as the adviser to the Acquiring Funds and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Acquiring Funds. As of August 31, 2015, VEAC managed approximately $26.68 billion in assets. VEAC has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017.

For the services it provides to each Acquiring Fund, each Acquiring Fund will pay VEAC an annual unitary management fee equal to 0.82% of the average daily net assets of each Fund. Under the Investment Management Agreement, VEAC is responsible for all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses.

Under an advisory agreement between the Company and Exchange Traded Concepts, LLC, the Acquired Funds each currently pay Exchange Traded Concepts, LLC an advisory fee of 0.82% of the average daily net assets of each Acquired Fund. Under the advisory agreement, Exchange Traded Concepts LLC agrees to pay all expenses incurred by the Acquired Funds except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. In addition, a sub-advisory agreement between Exchange Traded Concepts LLC and Yorkville ETF Advisors, LLC provides that Exchange Traded Concepts, LLC shall pay Yorkville ETF Advisors LLC an advisory fee of 0.62% of the average daily net assets of each of the Acquired Funds, and a sub-advisory agreement between Exchange Traded Concepts, LLC and Penserra Capital Management LLC provides that Exchange Traded Concepts, LLC shall pay Penserra Capital Management LLC an advisory fee of 0.05% on the average daily net assets of each Fund, subject to a $25,000 annual minimum fee.

Comparison of Other Service Providers. The following table identifies the principal service providers that service the Acquiring Funds and the Acquired Funds:

	Acquired Funds	Acquiring Funds
Administrator	SEI Investments Global Funds Services (“SEI”)	VEAC (SEI is expected to be engaged as sub-administrator)
Transfer Agent	JPMorgan Chase Bank, N.A.	Bank of New York Mellon
Custodian	JPMorgan Chase Bank, N.A.	Bank of New York Mellon
Distributor	SEI Investments Distribution Co.	Van Eck Securities Corporation
Auditor	Cohen Fund Audit Services, Ltd.	Ernst & Young LLP
Tax Preparer	PricewaterhouseCoopers and Alvarez Tax	Cohen Fund Audit Services, Ltd.

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining Shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees of the Trust, may select one or more sub-advisers for the Acquiring Funds and supervise, monitor and evaluate the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without Shareholder approval whenever the Adviser and the Board of Trustees of the Trust believe such action will benefit the Acquiring Funds and their Shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Acquiring Funds’ assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.

Other Fees. Each of the Acquiring Funds and Acquired Funds may pay additional fees in connection with their operations, including interest expense, offering costs, trading expenses, accrued deferred tax liability and extraordinary expenses. See “Synopsis—Fee Tables” above for the percentage of average net assets represented by such “Other Expenses.”

Dividends. Each of the Acquiring Funds and Acquired Funds intends to make distributions to Shareholders at least quarterly.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Acquiring Funds are substantially similar to those of investing in the respective Acquired Funds. The value of an investment in each Acquiring Fund and Acquired Fund is based on the market prices of the securities such Acquiring Fund or Acquired Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. A summary of the principal risk factors for each Acquiring Fund and Acquired Fund is set forth below.

Investors in the Acquiring Funds and Acquired Funds should be willing to accept a high degree of volatility in the price of each respective Fund’s shares and the possibility of significant losses. An investment in the Acquiring Funds or Acquired Funds involves a substantial degree of risk. An investment in the Acquiring Funds or Acquired Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Acquiring Funds or Acquired Funds, each of which could significantly and adversely affect the value of an investment in the Acquiring Funds or Acquired Funds.

References to the “Fund” in this “Principal Risk Factors” section shall refer to the relevant Acquiring Fund and Acquired Fund, as applicable.

Market Vectors High Income MLP ETF / Yorkville High Income MLP ETF

MLP Risk. Investments in common units of MLPs involve risks that differ from investments in common stock including risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) risk related to limited control of management or the general partner or managing member (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and cash flow risks, as described in more detail in this Prospectus.

MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

MLP Tax Risk. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses, and takes that share into account in calculating its own U.S. federal income tax liability. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. As a result, the amount of cash available for distribution by the MLP could be reduced and the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower distributions.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders. For example, Congress could take actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs. Alternatively, Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Fund. Without these benefits the Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and the Fund’s ability to pay distributions treated as return-of-capital distributions (for tax purposes). Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax—at the MLP level, the Fund level and the shareholder level.

An MLP’s distributions to the Fund generally will not be taxable unless the cash amount (or, in certain cases, the value of marketable securities) distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. Cash distributions from an MLP to the Fund (and, in certain cases, the value of marketable securities distributed by an MLP to the Fund) in excess of the Fund’s basis in the MLP will generally be taxable to the Fund as capital gain. The Fund will not benefit from favorable federal income tax rates on long-term capital gains because it will be treated as a corporation for federal income tax purposes.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, the Fund may owe a tax (the payment of which will reduce the Fund’s net assets) and distributions to the Fund’s Shareholders may be taxable, even though the Shareholders at the time of the recapture might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund does not have corresponding economic gain on its investment at the time of the recapture.

The tax treatment of all items allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material adverse effect on the value of an investment in the Fund. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to Shareholders.

Energy Sector Risks. Many MLPs operate within the energy sector. Therefore, a substantial portion of the MLPs in which the Fund invests are engaged in the energy sector of the economy. As a result, a downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. Recently, the price of oil, natural gas and other fossil fuels has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. There can be no assurance that the price of oil, natural gas and other fossil fuels will not decline further and have further adverse affect. In addition, there are several specific risks associated with investments in the energy sector, including the following:

●	the energy sector is highly regulated. MLPs operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies;

●	MLPs operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term;

●	MLPs engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time, with the potential associated effect of causing the market value of the MLP to decline over time;

●	MLPs operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities;

●	extreme weather or other natural disasters could impact the value of MLPs operating in the energy sector;

●	the abilities of MLPs operating in the energy sector to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows;

●	rising interest rates which could adversely impact the financial performance and/or the present value of cash flow of MLPs operating in the energy sector; and

●	MLPs operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. In addition, threats of attack by terrorists on energy assets could impact the market for MLPs operating in the energy sector.

Industry Specific Risks. MLPs operating in the energy sector are also subject to risks that are specific to the industry they serve.

• Midstream. Midstream MLPs that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others.

• Exploration and production. Exploration and production MLPs produce energy resources, including natural gas and crude oil. Exploration and production MLPs that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of an MLP. Exploration and production MLPs seek to reduce cash flow volatility associated with commodity prices by executing multi-year hedging strategies that fix the price of gas and oil produced. There can be no assurance that the hedging strategies currently employed by these MLPs are currently effective or will remain effective.

• Marine shipping. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping companies are exposed to many of the same risks as other energy companies. The highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of MLPs with marine transportation assets.

• Propane. Propane MLPs are distributors of propane to homeowners for space and water heating. MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

• Natural Resource. MLPs with coal, timber, fertilizer and other mineral assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others.

• Geopolitical Risk. Global political and economic instability could affect the operations of MLPs and energy companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. Recent political and military instability in a variety of countries throughout the Middle East and North Africa has heightened these risks.

Tax Status of the Fund. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital. The amount of taxes currently paid by the Fund will vary depending on the amount of income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the amount of gains and losses derived from sales of MLP interests. Fund-level taxes will reduce your return from an investment in the Fund.

Deferred Tax Risk. For financial reporting (but not tax reporting) purposes, the Fund will accrue deferred income taxes for any future tax liability associated with (i) all or a portion of certain MLP distributions and any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred tax liability will increase NAV. The Fund generally computes deferred income taxes based on the federal tax rate generally applicable to corporations, currently 35%, and an assumed rate attributable to state taxes. A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the NAV of the Fund. The Fund’s current and deferred tax liability, if any, will depend upon the income, gains, losses, and deductions the Fund is allocated from its MLP investments, and on the Fund’s realized and unrealized gains and losses, and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of these investments and general market conditions. The Fund will rely to a significant extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, the Adviser may modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available.

The Fund estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. The Fund’s actual income tax expense, if any, may be deferred for many years, concentrated in a small number of years, or spread over many years depending on if, and when, investment gains and losses are realized, the timing of recapture income realized by an MLP or realized by the Fund on a sale of an MLP interest, and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

Although the Fund’s NAV will take into account deferred tax liabilities, there can be no assurance that the purchase price you pay for shares will take into account deferred tax liabilities. If you purchase shares at a substantial premium to NAV, the value of the shares may be adversely impacted by a recapture event that triggers a deferred tax liability not fully reflected in your purchase price or by the issuance of Creation Units at an NAV less than your purchase price. Shareholders who redeem their shares at a NAV that is based on estimates of the Fund’s current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Fund’s actual tax liability and/or asset balances.

In the event the Fund is in a net deferred tax asset position, the Fund will evaluate all available information and consider the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) in order to properly assess whether it is more likely than not that the deferred tax asset will be realized or whether a valuation allowance is required.

Return of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you but reduce your tax basis in your Fund shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund shares. The Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund. Shareholders should not assume that all Fund distributions are derived from the net income or earnings and profits of the Fund.

Liquidity Risk. Although MLPs trade on national securities exchanges, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. At times, due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements. Moreover, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities at a fair price at the times when the Adviser believes it is desirable to do so. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Potential Substantial After-Tax Tracking Error From Index Performance. As discussed above, the Fund will be subject to taxation on its taxable income. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Risk of Cash Transactions. Unlike with respect to most exchange-traded funds (“ETFs”) that qualify for treatment as regulated investment companies under the Code, the Fund will be taxable as a C Corporation. As such, unlike with respect to such other ETFs, the Fund’s in-kind redemptions will generally result in taxable income or loss to the Fund. Additionally, the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF that qualifies for treatment as a regulated investment company under the Code.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons, including due to the effect of taxes. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Acquiring Fund may sell certain securities to realize losses causing it to deviate from the performance of the Index. In light of the factors discussed above, the Acquiring Fund’s return may deviate significantly from the return of the Index.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Index it seeks to replicate is comprised of securities of a very limited number of companies.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV. If a Shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the Shareholder may sustain losses.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Index continues to be concentrated in the energy sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Market Vectors High Income Infrastructure MLP ETF / Yorkville High Income Infrastructure MLP ETF

MLP Risk. Investments in common units of MLPs involve risks that differ from investments in common stock including risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) risk related to limited control of management or the general partner or managing member (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and cash flow risks, as described in more detail in this Prospectus.

MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

MLP Tax Risk. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses, and takes that share into account in calculating its own U.S. federal income tax liability. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. As a result, the amount of cash available for distribution by the MLP could be reduced and the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower distributions.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders. For example, Congress could take actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs. Alternatively, Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Fund. Without these benefits the Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and the Fund’s ability to pay distributions treated as return-of-capital distributions (for tax purposes). Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax—at the MLP level, the Fund level and the shareholder level.

An MLP’s distributions to the Fund generally will not be taxable unless the cash amount (or, in certain cases, the value of marketable securities) distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. Cash distributions from an MLP to the Fund (and, in certain cases, the value of marketable securities distributed by an MLP to the Fund) in excess of the Fund’s basis in the MLP will generally be taxable to the Fund as capital gain. The Fund will not benefit from favorable federal income tax rates on long-term capital gains because it will be treated as a corporation for federal income tax purposes.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, the Fund may owe a tax (the payment of which will reduce the Fund’s net assets) and distributions to the Fund’s Shareholders may be taxable, even though the Shareholders at the time of the recapture might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund does not have corresponding economic gain on its investment at the time of the recapture.

The tax treatment of all items allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material adverse effect on the value of an investment in the Fund. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to Shareholders.

Energy Sector Risks. Many MLPs operate within the energy sector. Therefore, a substantial portion of the MLPs in which the Fund invests are engaged in the energy sector of the economy. As a result, a downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. Recently, the price of oil, natural gas and other fossil fuels has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. There can be no assurance that the price of oil, natural gas and other fossil fuels will not decline further and have further adverse affect. In addition, there are several specific risks associated with investments in the energy sector, including the following:

●	the energy sector is highly regulated. MLPs operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies;

●	MLPs operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term;

●	MLPs engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time, with the potential associated effect of causing the market value of the MLP to decline over time;

●	MLPs operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities;

●	extreme weather or other natural disasters could impact the value of MLPs operating in the energy sector;

●	the abilities of MLPs operating in the energy sector to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows;

●	rising interest rates which could adversely impact the financial performance and/or the present value of cash flow of MLPs operating in the energy sector; and

●	MLPs operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. In addition, threats of attack by terrorists on energy assets could impact the market for MLPs operating in the energy sector.

Industry Specific Risks. Energy infrastructure MLPs are also subject to risks that are specific to the industry they serve.

• Midstream. Midstream MLPs that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others.

• Pipeline. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. However, the MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices. Also, a significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/ or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

• Geopolitical Risk. Global political and economic instability could affect the operations of MLPs and energy infrastructure companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. Recent political and military instability in a variety of countries throughout the Middle East and North Africa has heightened these risks.

Tax Status of the Fund. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital. The amount of taxes currently paid by the Fund will vary depending on the amount of income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the amount of gains and losses derived from sales of MLP interests. Fund-level taxes will reduce your return from an investment in the Fund.

Deferred Tax Risk. For financial reporting (but not tax reporting) purposes, the Fund will accrue deferred income taxes for any future tax liability associated with (i) all or a portion of certain MLP distributions and any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred tax liability will increase NAV. The Fund generally computes deferred income taxes based on the federal tax rate generally applicable to corporations, currently 35%, and an assumed rate attributable to state taxes. A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the NAV of the Fund. The Fund’s current and deferred tax liability, if any, will depend upon the income, gains, losses, and deductions the Fund is allocated from its MLP investments, and on the Fund’s realized and unrealized gains and losses, and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of these investments and general market conditions. The Fund will rely to a significant extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, the Adviser may modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. The Fund’s actual income tax expense, if any, may be deferred for many years, concentrated in a small number of years, or spread over many years depending on if, and when, investment gains and losses are realized, the timing of recapture income realized by an MLP or realized by the Fund on a sale of an MLP interest, and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

Although the Fund’s NAV will take into account deferred tax liabilities, there can be no assurance that the purchase price you pay for shares will take into account deferred tax liabilities. If you purchase shares at a substantial premium to NAV, the value of the shares may be adversely impacted by a recapture event that triggers a deferred tax liability not fully reflected in your purchase price or by the issuance of Creation Units at an NAV less than your purchase price. Shareholders who redeem their shares at a NAV that is based on estimates of the Fund’s current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Fund’s actual tax liability and/or asset balances.

In the event the Fund is in a net deferred tax asset position, the Fund will evaluate all available information and consider the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial

Accounting Standards No. 109) in order to properly assess whether it is more likely than not that the deferred tax asset will be realized or whether a valuation allowance is required.

Return of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you but reduce your tax basis in your Fund shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund shares. The Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund. Shareholders should not assume that all Fund distributions are derived from the net income or earnings and profits of the Fund.

Liquidity Risk. Although MLPs trade on national securities exchanges, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. At times, due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements. Moreover, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities at a fair price at the times when the Adviser believes it is desirable to do so. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Potential Substantial After-Tax Tracking Error From Index Performance. As discussed above, the Fund will be subject to taxation on its taxable income. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Risk of Cash Transactions. Unlike with respect to most ETFs that qualify for treatment as regulated investment companies under the Code, the Fund will be taxable as a C Corporation. As such, unlike with respect to such other ETFs, the Fund’s in-kind redemptions will generally result in taxable income or loss to the Fund. Additionally, the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF that qualifies for treatment as a regulated investment company under the Code.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons, including due to the effects of taxes. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Acquiring Fund may sell certain securities to realize losses causing it to deviate from the performance of the Index. In light of the factors discussed above, the Acquiring Fund’s return may deviate significantly from the return of the Index.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Index it seeks to replicate is comprised of securities of a very limited number of companies.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV. If a Shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the Shareholder may sustain losses.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Index continues to be concentrated in the energy sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

VOTING INFORMATION

Record Date

The Board of Exchange Traded Concepts has fixed the close of business on [  ], 2015 as the record date (the “Record Date”) for the determination of Shareholders of the Acquired Funds entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were [  ] shares of Yorkville High Income MLP ETF issued and outstanding and [  ] shares of Yorkville High Income Infrastructure MLP ETF issued and outstanding.

Quorum

Shareholders of record as of the close of business on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. The holders of record of one-third of the shares of each Acquired Fund issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting. The Meeting may be adjourned by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Voting Procedures

The enclosed form of Proxy for the Acquired Funds, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganizations unless a choice is indicated to vote against or to abstain from voting on the Reorganizations. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. You can vote in any one of these four ways:

●	By mail with the enclosed proxy card- be sure to sign, date and return it in the enclosed postage-paid envelope;
●	Through the website listed on the enclosed proxy card;
●	By telephone using the toll-free number listed on the enclosed proxy card; or
●	In person at the Shareholder Meeting on [ ], 2015 at 11:00 a.m. EST.

We encourage you to please vote through the website or telephone numbers provided, using the voting control number that appears on your proxy card enclosed. Your vote is extremely important to us. If you have questions, please call 866-296-4857 for additional information. Representatives are available to take your call Monday through Friday 9 a.m. through 10 p.m. Eastern Time.

Expenses of Solicitation

Proxies will be solicited primarily by mailing this Combined Proxy Statement and Prospectus and its enclosures. In addition to the solicitation of Proxies by mail, employees of Exchange Traded Concepts Trust and its affiliates, without additional compensation, may solicit proxies in person or by telephone, facsimile or oral communication. All expenses related to the Reorganizations will be borne by VEAC, Yorkville ETF Advisors, LLC and Exchange Traded Concepts, LLC respectively, including the costs associated with soliciting (including any proxy solicitors retained by VEAC or the Acquired Funds), preparing, printing, filing, assembling and mailing the Proxy Statements, including any costs incurred prior to August 3, 2015, the date of the Asset Purchase Agreement.

Vote Required

Approval of the Reorganizations by Shareholders requires the affirmative vote of a “majority of outstanding voting securities” of each Acquired Fund when a quorum is present. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares.

If the Reorganizations are not approved by Shareholders of either Acquired Fund, then both Acquired Funds will continue in existence (i.e., the Reorganizations will not be consummated) and the Board of Trustees of the Company will determine what further action, if any, is required.

PERFORMANCE INFORMATION

For information concerning the performance of the Acquired Funds, please refer to the Acquired Funds’ Prospectus and Annual Report. As Shareholders of the Acquired Funds, you should have already received a copy of the Acquired Funds’ Prospectus and Annual Report. You may request additional copies of the Acquired Funds’ Prospectus and Annual Report at no charge by calling (866) 296-4857 or writing the Acquired Funds.

The Acquiring Funds have not commenced operations and accordingly have no performance history, but will assume the performance history of the applicable Acquired Fund should the Reorganizations be completed.

THE REORGANIZATIONs

General

On August 3, 2015, VEAC, and Yorkville ETF Advisors LLC and Exchange Traded Concepts LLC (collectively, the “Sellers”) entered into an Asset Purchase Agreement (the “Agreement”) pursuant to which VEAC agreed to purchase certain assets of the Sellers. VEAC will pay the Sellers an initial payment on the closing date, a second payment based on the AUM of the Acquiring Funds as of on the second anniversary of the closing date, and a final payment based on the AUM of the Acquiring Funds on the third anniversary of the closing date. The Reorganizations are a condition to the purchase contemplated by the Agreement.

Under the Reorganization Agreement, the Acquired Funds will transfer their assets to the Acquiring Funds in exchange for the assumption by the Acquiring Funds of the liabilities of the Acquired Funds and shares of the Acquiring Funds. The Reorganization Agreement is attached as Exhibit A — “Agreement and Plan of Reorganization.” The shares of the Acquiring Funds issued to the Acquired Funds will have an aggregate NAV equal to the aggregate NAV of the Acquired Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix A) of the Reorganizations (the “Valuation Date”). Fractional shares will be delivered in cash. Upon receipt by the Acquired Funds of the shares of the applicable Acquiring Funds, the Acquired Funds will distribute the shares to their Shareholders in redemption of all outstanding shares of the Acquired Funds, and thereafter the Acquired Funds will be liquidated and terminated as series of the Company.

Acquired Fund Shareholders will receive shares of the respective Acquiring Fund (and cash with respect to any fractional shares held by an Acquired Fund shareholder) with value equal to the aggregate NAV of their shares of the respective Acquired Fund held immediately prior to the applicable Reorganization.

No sales charge or fee of any kind will be assessed to Acquired Fund Shareholders in connection with their receipt of shares of the Acquiring Funds in the Reorganizations.

Exchange Traded Concepts, LLC, Yorkville ETF Advisors, LLC and the Adviser intend for the Reorganization to comply with Section 15(f) of the 1940 Act, which provides, in substance, that when a sale of a controlling interest in a fund’s investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with that sale, so long as (i) during the three-year period following consummation of the transaction, at least 75% of the fund’s (or its successor’s) board are not “interested persons” (as defined by the 1940 Act) of the investment adviser or predecessor adviser of the fund (or its successor); and (ii) an “unfair burden” is not imposed on the fund as a result of the transaction. The term “unfair burden” is defined to include any arrangement during the two-year period after the date on which transaction occurs whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined by the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the fund or its shareholders, other than fees for bona fide investment advisory or other services, or (ii) with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter of the fund.

The Board’s Considerations

The factors considered by the Board include, but are not limited to, the following:

•	that the Acquiring Funds have not yet commenced operations and are intended to be duplicates of the Acquired Funds that will essentially continue their operations;

•	that the investment objectives of each of the Acquired Funds and the Acquiring Funds are the same, including the identity of the Underlying Index;

•	that the strategies of the Acquired Funds and the Acquiring Funds are substantially similar;

•	that the Combined Funds would have the same management fee as the Acquired Funds.

•	that there is expected to be no gain or loss recognized by Shareholders for U.S. federal income tax purposes as a result of the Reorganizations, other than gain or loss recognized by Shareholders in connection with cash received in lieu of fractional shares;

•	other potential tax consequences to the Funds (including the ability of the Combined Funds to assume any loss carry-forwards of the respective Acquired Funds);

•	that the aggregate NAV of the shares that Shareholders of the Acquired Funds will receive in the Reorganization will equal the aggregate NAV of the shares that Shareholders of the Acquired Funds own immediately prior to the applicable Reorganization (fractional shares will be delivered in cash), and that Shareholders of the Acquired Funds will not be diluted as a result of the Reorganizations;

•	that VEAC will serve as the adviser to the Funds and, subject to the supervision of the Board of Trustees of the Trust, be responsible for the day-to-day investment management of the Funds. VEAC has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts; and

•	that the costs associated with the Reorganizations for the Acquired Funds will be paid by VEAC, Yorkville ETF Advisors LLC and Exchange Trade Concepts, LLC respectively, and will not be borne by the Acquired Funds’ Shareholders.

The Board of Trustees of the Company concluded that, based upon the factors and determinations summarized above, completion of the Reorganizations is advisable and in the best interests of the Acquired Funds and their shareholders. The Board of Trustees of the Trust also concluded that completion of the Reorganizations is advisable and in the best interests of the Acquiring Funds. The determinations were made on the basis of the business judgment of each Trustee after consideration of all of the factors taken as a whole, though individual members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Reorganization Agreement

The terms and conditions under which the Reorganizations would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Combined Proxy Statement and Prospectus.

The Reorganization Agreement provides for the transfer of all of the assets and the liabilities of each of the Acquired Funds to the applicable Acquiring Fund in exchange for shares of the Acquiring Fund. The aggregate NAV of the Acquiring Fund shares issued in the exchange will equal the aggregate NAV of the applicable Acquired Fund immediately prior to the applicable Reorganization. Immediately after the transfer of each Acquired Fund’s assets as provided for in the Reorganization Agreement, the Acquired Funds will distribute the applicable Acquiring Fund shares received by the Acquired Funds to their Shareholders as of the Valuation Date in complete liquidation of the Acquired Funds and, without further notice, the outstanding shares of the Acquired Funds held by the Shareholders will then be redeemed and canceled as permitted by the organizational documents of the Company and applicable law.. As a result of the Reorganizations, each Shareholder will receive that number of full Acquiring Fund shares equal in value to such Shareholder’s pro rata interest in the net assets of the applicable Acquired Fund transferred to the Acquiring Fund. Fractional shares will be delivered in cash.

The number of Acquiring Fund shares to be delivered to the applicable Acquired Fund will be determined by dividing the value of each Acquired Fund’s assets net of any liabilities, computed in the manner and as of the time and date set forth in Section 2.1(a), by the net asset value of one applicable Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.1(a) of the Reorganization Agreement except that cash shall be delivered in lieu of fractional shares. As an illustration, assume that on the Valuation Date, shares of the Acquired Fund had an aggregate NAV of $100,000. If the NAV per share of the Acquiring Fund was $10 per share at the close of business on the Valuation Date, the number of shares of the Acquiring Fund to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 shares of the Acquiring Fund would be distributed to the former Shareholders of the Acquired Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganizations.

On the Closing Date or as soon as practicable thereafter, each Acquired Fund will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the applicable Acquiring Fund shares it receives. All Acquiring Fund shares delivered to the Acquired Funds shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of the Reorganization Agreement (the “Closing”). The Acquiring Funds will cause their transfer agent to credit and confirm an appropriate number of the applicable Acquiring Fund shares to each Shareholder.

The consummation of the Reorganizations is contingent upon the approval of the Reorganizations by the Shareholders of both Funds and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by a Fund. The Reorganization Agreement may be amended in any manner agreed to in writing between the Company and the Trust.

The Reorganization Agreement may be terminated and the Reorganizations abandoned at any time by mutual consent of the Company, on behalf of the Acquired Funds, and the Trust, on behalf of the Acquiring Funds. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if the Closing has not occurred by December 31, 2015, unless such date is extended by mutual agreement of the parties.

The Acquired Funds shall be liquidated, dissolved and terminated following the distribution of the Acquiring Fund shares to Shareholders of record of the applicable Acquired Fund, and without further notice the outstanding shares of the Acquired Funds will be redeemed and canceled.

The effect of the Reorganizations is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of each Acquired Fund and reinvest the proceeds in the applicable Acquiring Fund shares at NAV and without recognition of taxable gain or loss for federal income tax purposes (other than gain or loss recognized by Shareholders in connection with cash received in lieu of fractional shares). See “Tax Aspects of the Reorganizations” below.

Shareholders will continue to be able to redeem their shares of the Acquired Funds at NAV next determined after receipt of the redemption request until the close of business on the business day immediately preceding the Closing Date. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of shares of the Acquiring Fund.

Tax Aspects of the Reorganizations

The following is a general summary of the material federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold common shares of either of the Acquired Funds as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganizations and of an investment in the common shares of the Acquiring Funds. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under federal income tax laws.

Tax Consequences of the Reorganizations to Shareholders. Each Reorganization is intended to qualify for federal income tax purposes as a “reorganization” under Section 368(a)(1) of the Code.

As a condition to each Reorganization, the applicable Acquired Fund and the applicable Acquiring Fund have requested an opinion of Dechert LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Acquired Fund and the Acquiring Fund:

1. The transfer of all of the assets of each of the Acquired Funds in exchange solely for the respective Acquiring Fund shares and the assumption by each of the Acquiring Funds of the liabilities of the respective Acquired Fund followed by the distribution by the Acquired Funds of the Acquiring Fund shares to Shareholders in exchange for their respective Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a “reorganization” described in Section 368(a)(1)(F) of the Code;

2. No gain or loss will be recognized by each of the Acquiring Funds upon the receipt of the assets of the respective Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by each Acquiring Fund of the liabilities of the respective Acquired Fund;

3. No gain or loss will be recognized by each of the Acquired Funds upon the transfer of all of the assets of the Acquired Funds to the respective Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities or upon the distribution of the Acquiring Fund shares to Shareholders in exchange for their Acquired Fund shares, except that the Acquired Funds may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or under rules that require recognition of gain or loss upon a transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of the Acquired Funds solely for the respective Acquiring Fund shares, except with respect to cash received in lieu of fractional Acquiring Fund shares;

5. The aggregate tax basis for the Acquiring Fund shares received by each Shareholder pursuant to the Reorganizations will be the same as the aggregate tax basis for the Acquired Fund shares surrendered by each such Shareholder in exchange therefor (reduced by the amount of any tax basis allocable to a fractional Acquiring Fund share for which cash is received);

6. The holding period of the Acquiring Fund shares to be received by each Shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such shares in the Acquired Fund were held as capital assets on the date of the Reorganizations);

7. The tax basis of the assets of the Acquired Funds acquired by the respective Acquiring Fund will be the same as the tax basis of such assets of the Acquired Funds immediately prior to the Reorganizations; and

8. The holding period of the assets of the Acquired Funds in the hands of the respective Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the respective Acquiring Fund have the effect of reducing or eliminating such period with respect to an asset).

A shareholder of the Acquired Fund that receives cash in lieu of a fractional Acquiring Fund share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund share. The Acquired Fund shareholder that receives cash in lieu of a fractional Acquiring Fund share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund share and the Acquiring Fund shareholder’s tax basis in Acquired Fund shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Acquired Fund shareholder’s holding period for Acquired Fund shares is more than one year as of the date of the Reorganization.

The advice of counsel is not binding on the IRS or the courts and neither the Acquired Funds nor the Acquiring Funds have sought a ruling with respect to the tax treatment of the Reorganizations. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganizations, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganizations.

Description of Shares

The Acquiring Fund shares to be issued pursuant to the Reorganization Agreement will, when issued in exchange for the consideration therefor, be fully paid and non-assessable by the respective Acquiring Fund and transferable without restrictions and will have no preemptive rights. For greater details regarding the Acquiring Funds’ shares, see “Shareholder Information” in the Acquiring Funds’ Prospectus incorporated by reference herein.

Capitalization Tables (unaudited)

The following table sets forth, as of August 31, 2015: (i) the unaudited capitalization of the Yorkville High Income MLP ETF; (ii) adjustments to the unaudited pro forma capitalization of the Market Vectors High Income MLP ETF; and (iii) the unaudited pro forma capitalization of the Market Vectors High Income MLP ETF assuming the Reorganization has been completed, based upon the valuation policies and procedures for the Yorkville High Income MLP ETF and Market Vectors High Income MLP ETF, respectively. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity. The table should not be relied upon to calculate the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

	Yorkville High Income MLP ETF	Market Vectors High Income MLP ETF	Pro Forma Adjustments	Pro Forma Market Vectors High Income MLP ETF
NET ASSETS:	$175,984,257	9	—	$175,984,266
SHARES OUTSTANDING:	20,550,000	1	—	20,550,001
NET ASSET VALUE	$8.56	8.56	—	8.56

The following table sets forth, as of August 31, 2015: (i) the unaudited capitalization of the Yorkville High Income Infrastructure MLP ETF; (ii) adjustments to the unaudited pro forma capitalization of the Market Vectors High Income Infrastructure MLP ETF; and (iii) the unaudited pro forma capitalization of the Market Vectors High Income Infrastructure MLP ETF assuming the Reorganization has been completed, based upon the valuation policies and procedures for the Yorkville High Income Infrastructure MLP ETF and Market Vectors High Income Infrastructure MLP ETF, respectively. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity. The table should not be relied upon to calculate the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

	Yorkville High Income Infrastructure MLP ETF	Market Vectors High Income Infrastructure MLP ETF	Pro Forma Adjustments	Pro Forma Market Vectors High Income Infrastructure MLP ETF
NET ASSETS:	$45,796,248	16	—	$45,796,264
SHARES OUTSTANDING:	2,800,000	1	—	2,800,001
NET ASSET VALUE:	$16.36	16.36	—	$16.36

Shareholder Information

As of [  ], there were [ ] shares of Yorkville High Income MLP ETF outstanding and [ ] shares of Yorkville High Income MLP Infrastructure ETF outstanding.

[As of such date], the Trustees and officers of the Company as a group owned less than 1% of the shares of each Acquired Fund. As of such date, no person was known by the Acquired Fund to own beneficially or of record 5% or more of the Acquired Fund, except as follows:

Fund	Participant Name and Address	Percentage of Ownership
Yorkville High Income MLP ETF	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
Yorkville High Income Infrastructure MLP ETF	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]

Prior to the commencement of investment operations and the public launch of the Acquiring Funds, the Adviser owned all of the initial Shares issued by the Acquiring Funds. No other person owns of record or is known by the Acquiring Funds to own beneficially 5% or more of the Acquiring Funds’ outstanding Shares.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganizations.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

General

For a discussion of the organization and operation of the Acquiring Funds, see “Summary Information—Market Vectors High Income MLP ETF,” “Summary Information—Market Vectors High Income Infrastructure MLP ETF,” “Additional Information About the Funds’ Investment Strategies and Risks,” and “Management of the Fund” in the Acquiring Funds’ Prospectus incorporated by reference herein. For a general discussion of the organization and operation of the Trust, see “General Description of the Trust” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

For a discussion of the organization and operation of the Acquired Funds, see “Fund Summaries—Yorkville High Income MLP ETF,” “—Yorkville High Income Infrastructure MLP ETF,” and “Fund Management” in the Acquired Funds’ Prospectus.

Rights of Acquired Fund Shareholders and Acquiring Fund Shareholders

The rights of Shareholders for the Acquired Funds and the Acquiring Funds are the same.

Indices

For information regarding the indices, see “Index Provider,” “Solactive High Income MLP Index,” and “Solactive High Income Infrastructure MLP Index” in the Acquiring Funds’ Prospectus incorporated by reference herein and “Index/Trademark License/Disclaimers” and “Information Regarding the Indexes” in the Acquired Funds’ Prospectus incorporated by reference herein.

Trademark License and Disclaimers

For descriptions of the licensing agreements and disclaimers provided by each Fund, see “License Agreement and Disclaimers” in the Acquiring Funds’ Prospectus incorporated by reference herein and “Index/Trademark License/Disclaimers” in the Acquired Funds’ Prospectus incorporated by reference herein.

Financial Information

For certain financial information about each Fund, see “Financial Highlights” with respect to such Fund in its respective prospectus.

Shareholder Proposals

The Acquiring Funds are not required and do not intend to hold regular Shareholder meetings unless Shareholder action is required in accordance with the 1940 Act. Shareholders who would like to submit proposals for consideration at future Shareholder meetings of the Acquired Funds (in the event the Reorganizations are not completed) or the Acquiring Funds must send written proposals within a reasonable time before the proxy materials for the next meeting are sent to Shareholders. To be considered for presentation at a Shareholders’ meeting, rules promulgated by the SEC require that, among other things, a Shareholder’s proposal must be received at the offices of the Company within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in the proxy materials for a meeting.

Management

For information about the Board of Trustees, Distributor, and Adviser of both the Acquiring Funds and the Acquired Funds, see “Management of the Fund” in the Acquiring Funds’ Prospectus incorporated by reference herein and “Fund Management” in the Acquired Funds’ Prospectus.

Description of Shares and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of the Acquiring Funds, and information regarding Shareholder inquiries, see “General Information” in the Acquiring Funds’ Statement of Additional Information as well as “Shareholder Information” in the Acquiring Fund’s Prospectus incorporated by reference herein.

For a description of the nature and most significant attributes of shares of the Acquired Funds, and information regarding Shareholder inquiries, see “Buying and Selling the Funds” and “Other Considerations” in the Acquired Funds’ Prospectus.

Dividends, Distributions and Taxes

For a discussion of the Acquiring Funds’ policies with respect to dividends, distributions and taxes, see “Summary Information About Purchases and Sales of Fund Shares and Taxes” and “Shareholder Information—Distributions” and “—Tax Information” in the Acquiring Funds’ Prospectus, incorporated by reference herein, and “Dividends, Distributions and Tax Status” in the Trust’s Statement of Additional Information and the discussions herein under “Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Dividends,” “Synopsis—Tax Consequences of the Reorganizations” and “The Reorganizations—Tax Aspects of the Reorganizations.”

For a discussion of the Acquired Funds’ policies with respect to dividends, distributions and taxes, see “Dividends and Distributions and Taxes” in the Acquired Funds’ Prospectus.

Purchases, Exchanges and Redemptions

For a discussion of how the Acquiring Funds’ shares may be purchased, exchanged and redeemed, as applicable, see “Summary Information About Purchases and Sales of Fund Shares and Taxes” and “Shareholder Information—Buying and Selling Exchange-Traded Shares” in the Acquiring Funds’ Prospectus incorporated by reference herein, and the discussion herein under “Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions.”

For a discussion of how the Acquired Funds’ shares may be purchased, exchanged and redeemed, as applicable, see “Summary Information about Purchasing and Selling Shares and Taxes—Purchase and Sale of Fund Shares” and “Buying and Selling the Funds” in the Acquired Funds’ Prospectus and the discussion herein under “Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions.”

For a discussion of the Acquiring Funds’ policies with respect to frequent purchases and redemptions, see “Shareholder Information—Buying and Selling Exchange-Traded Shares” in the Acquiring Funds’ Prospectus incorporated by reference herein. For a discussion of the Acquired Fund’s policies with respect to frequent purchases and redemptions, see “Buying and Selling the Funds—Frequent Purchases and Redemptions of Fund Shares” in the Acquired Funds’ Prospectus.

Financial Information

For certain financial information about each Acquiring Fund and Acquired Fund, see “Financial Highlights” with respect to such Acquiring Fund or Acquired Fund in its respective prospectus.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of each Acquired Fund, each for the fiscal year ended November 30, 2014, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Combined Proxy Statement and Prospectus forms a part, have been audited by the independent registered public accounting firm, Cohen Fund Audit Services, Ltd. The financial statements for each Acquired Fund, each for the six-month period ended May 31, 2015, have not been audited and are also incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Combined Proxy Statement and Prospectus forms a part. Each set of audited financial statements is incorporated herein by reference in reliance upon such reports given upon the authority of said independent registered public accounting firms as experts in accounting and auditing.

There are no financial statements for the Acquiring Funds, as they have not yet commenced operations.

LEGAL MATTERS

Certain legal matters concerning the issuance of the Acquiring Fund shares will be passed upon by Dechert LLP, New York, NY.

AVAILABLE INFORMATION

Additional information about each Acquiring Fund or Acquired Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) the Prospectus of the Acquiring Funds, dated [  ], 2015, incorporated by reference herein, which Prospectus forms a part of Post-Effective Amendment No. 1,984 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-123257 and 811-10325); (ii) the Prospectus of the Acquired Funds, dated March 30, 2015, which Prospectus forms a part of Post-Effective Amendment No. 120 to the Company’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263); (iii) each Acquired Fund’s Annual Report for the fiscal year ended November 30, 2014; and (iv) each Acquired Fund’s Semi-Annual Report for the six-month period ended May 31, 2105.

Each Acquiring Fund and Acquired Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Commission. Proxy materials, reports and other information about the Acquiring Funds and Acquired Funds which are of public record can be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about the Reference Room’s operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Acquiring Funds and Acquired Funds and the Company are available on the EDGAR Database on the Commission’s Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-1520.

OTHER BUSINESS

Management of the Acquired Funds knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this ___ day of __________, 2015 by and among (i) Exchange Traded Concepts Trust (the “Company”), on behalf of its respective series identified on Appendix A hereto (each an “Acquired Fund”) and (ii) Market Vectors ETF Trust (the “Trust”), on behalf of its respective series identified on Appendix A hereto (each an “Acquiring Fund”).

WHEREAS, the parties hereto intend for each Acquiring Fund and its corresponding Acquired Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquired Fund will transfer its assets to the Acquiring Fund in exchange for (a) the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, (b) the corresponding shares of the Acquiring Fund identified on Exhibit A of equal value (taking into account cash in lieu of fractional shares) to the net assets of the Acquired Fund being acquired and (c) cash in lieu of fractional shares, and (ii) the Acquired Fund will distribute the shares of the Acquiring Fund and cash in lieu of fractional shares to Shareholders of the Acquired Fund, in connection with the liquidation and termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”);

WHEREAS, each Acquired Fund and each Acquiring Fund are open-end, registered investment companies of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately from the other, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement.

1.2. Plan of Transaction

(a) Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer to the corresponding Acquiring Fund all of the Acquired Fund’s assets as set forth in Section 1.2(b), and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing the value of the Acquired Fund’s assets net of any liabilities, computed in the manner and as of the time and date set forth in Section 2.1(a), by the net asset value of one share of an Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a) except that cash shall be delivered in lieu of fractional shares; and (ii) to assume all of the liabilities of the Acquired Fund (whether or not) reflected in the Closing Statement of Assets and Liabilities defined in Section 1.2(b)). Acquiring Fund shares shall be delivered to the Acquired Fund in a Creation Unit aggregation only, meaning, for purposes of the Reorganization only, a specified block of [      ] Acquiring Fund shares (a “Creation Unit Aggregation”).

The Acquired Fund will distribute the Acquiring Fund shares and cash in lieu of fractional shares received by the Acquired Fund pro rata to the Acquired Fund’s shareholders of record determined as of the Valuation Date (as defined in Section 2.1(a)) (the “Acquired Fund Shareholders”). All Acquiring Fund shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

(b) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing (the “Closing Statement of Assets and Liabilities”) in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities.

Exhibit A-1

(c) The Acquired Fund will endeavor to the extent practicable to discharge all of its liabilities and obligations that are accrued prior to the Closing Date. The Acquiring Fund will assume all of the Acquired Fund’s liabilities not so discharged (whether or not reflected on the Closing Statement of Assets and Liabilities).

(d) Immediately after the transfer of Assets provided for in Section 1.2(a), the Acquired Fund will distribute to the Acquired Fund Shareholders determined as of the Valuation Date (as defined in Section 2.1), on a pro rata basis, the Acquiring Fund shares received by the Acquired Fund pursuant to Section 1.2(a) and will completely liquidate, dissolve and terminate. The distribution, liquidation, dissolution and termination referenced in this Section 1.2(d) will be accomplished with respect to the common shares of the Acquired Fund by the transfer of the Acquiring Fund shares received by the Acquired Fund then credited to the account of the Acquired Fund on the books of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct.

(e) Notwithstanding anything to the contrary herein fractional Acquiring Fund shares will not be issued to the Acquired Fund Shareholders. If the calculation of the pro rata distribution amount of Acquiring Fund shares to any Acquired Fund Shareholder results in fractional shares, such Acquired Fund Shareholder will receive an amount in cash equal to the net asset value of the fractional Acquiring Fund shares at the Closing. All issued and outstanding common shares of the Acquired Fund, and certificates representing such shares, if any, will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund shares.

2.	VALUATION

2.1. With respect to each Reorganization:

(a) The value of the Assets and the liabilities of the applicable Acquired Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation procedures approved by the Board of Trustees of the Company.

(b) The net asset value of an Acquiring Fund Share of the applicable Acquiring Fund shall be the net asset value per share computed as of the Valuation Date using the valuation procedures referred to in Section 2.1(a).

(c) All computations of value hereunder shall be made by or under the direction of each Fund’s respective pricing agent.

3.	CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be on _____________, 2015, or such other date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of ______, on the Closing Date, unless otherwise agreed to by the parties.

3.2. With respect to each Reorganization:

(a) The Acquired Fund shall cause the custodian for the Acquired Fund to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to the custodian for the Acquiring Fund, immediately prior to the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

(b) The transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund common shares owned by each such Acquired Fund Shareholder immediately prior to the

Exhibit A-2

Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund shares or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifications, if any, receipts or other documents as such other party or its counsel may reasonable request to effect the transaction contemplated by the Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds on the Closing Date.

(c) In the event that immediately prior to the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the common shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Company, on behalf of itself or, where applicable, an Acquired Fund, represents and warrants to the Trust and the corresponding Acquiring Fund as follows:

(a) The Company is a Delaware statutory trust duly organized and validly existing under the laws of the State of Delaware with power under the Declaration of Trust of the Company to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of the Shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Company duly designated in accordance with the applicable provisions of the Company’s Declaration of Trust. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Acquired Fund and the Company of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (i) in violation of Delaware law or of the Company’s Declaration of Trust or the by-laws of the Acquired Fund, (ii) in a violation or breach of, or constitute a default under, any material agreement, exemptive order, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

(e) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times between the commencement of operations of the Acquired Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) The Acquired Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquired Fund’s prospectus and statement of additional information;

Exhibit A-3

(g) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Acquired Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will acquire Assets that are segregated as collateral for the Acquired Fund’s derivative positions, including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

(h) The financial statements of the Acquired Fund for the Acquired Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Acquired Fund’s prospectus or statement of additional information included in the Acquired Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquired Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(j)

(i)        Neither Acquired Fund qualified as a regulated investment company (“RIC”) under Section 851 of the Code for each of its taxable years ended November 30, 2013 and 2014. For such taxable years, each Acquired Fund was a regular corporation subject to tax under Subchapter C of the Code (“C corporation”) for Federal income tax purposes. Each Acquired Fund is subject to Federal income tax on its taxable income at the graduated rates applicable to corporations.

(ii)       All Federal, state, local, foreign income Tax Returns and other material Tax Returns) (including, for the avoidance of doubt, dividend reporting forms, and other Tax-related reports) of each Acquired Fund required by law to have been filed on or before the Closing Date have been (or will be) duly and timely filed (including any extensions) and are or will be correct in all material respects, and all Federal, state, local, foreign and other Taxes of the Acquired Funds (whether or not shown as due or required to be shown as due on said Tax Returns ) for tax periods ending on or before the Closing Date) have been (or will be) duly and timely paid or provision has been (or will be) made for the payment thereof.

(iii)      There are no audits, examinations, investigations or other proceedings pending or threatened by any Taxing Authority in writing with respect to any Acquired Fund, and no waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested in writing or, to the best knowledge of each Acquired Fund, in any other manner with respect to any Acquired Fund.

(iv)      No Taxing Authority with which any Acquired Fund does not file Tax Returns has claimed in writing or, to the best knowledge of each Acquired Fund, in any other manner that such Acquired Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which any Acquired Fund does not file a particular Tax Return has claimed in writing or, to the best knowledge of each Acquired Fund, in any other manner that such Acquired Fund is or may be required to file such Tax Return. No issue has been raised by any Tax Authority in any prior examination of any Acquired Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. Each Acquired Fund has delivered a disclosure schedule to the corresponding Acquiring Fund listing (A) all jurisdictions in which the Acquired Fund pays Taxes and/or files Tax Returns and (B) all Federal, state and franchise Tax Returns filed by, or on behalf of, the Acquired Fund, and each such disclosure schedule is accurate and complete.

(v)       Each Acquired Fund does not have, nor has any Acquired Fund ever had, a permanent establishment in any country other than the United States.

(vi)      The net operating losses and capital losses for U.S. Federal income Tax purposes and any state Tax purposes of each Acquired Fund of as November 30, 2014 and as of the date hereof that are available to be carried forward without any limitations on use under Section 269 of the Code, Section 382 of the Code, any other provision of the Code or any applicable

Exhibit A-4

state Tax laws are not less than as set forth in a disclosure schedule delivered by each Acquired Fund to the corresponding Acquiring Fund, each of which is accurate and complete.

(vii)     The net asset value of each Acquired Fund has been determined properly taking into account all deferred and current taxes with respect to each Acquired Fund under applicable law and GAAP. A summary of the methodology applied and assumptions made to calculate the deferred and current tax liability of each Acquired Fund is set forth in a disclosure schedule delivered by each Acquired Fund to the corresponding Acquiring Fund, each of which is accurate and complete.

(viii)    The aggregate current and deferred tax liability of each Acquired Fund under applicable law and GAAP as of (A) November 30, 2014 is equal to the reserve for current and deferred taxes of such Acquired Fund as reflected on its Statement of Assets and Liabilities as of November 30, 2014 and (B) the date hereof is equal to the amounts set forth with respect to the current and deferred taxes of such Acquired Fund on a disclosure schedule delivered by each Acquired Fund to the corresponding Acquiring Fund, each of which is accurate and complete.

(ix)       The Acquired Funds have complied with (i) all laws relating to Tax information reporting, (b) all laws relating to obtaining required Tax certifications, including those under IRS Forms W-9 and W-8, and (c) all laws relating to the withholding of Tax, and the Acquired Funds have duly and timely withheld and paid to the appropriate Taxing Authority all Taxes required to be so withheld and paid under all laws.

(x)        Each Acquired Fund has delivered to the corresponding Acquiring Fund copies of all Schedules K-1 (and any similar Tax reporting form) received with respect to each investment of the Acquired Fund in an entity classified as a partnership for U.S. Federal income tax purposes and held by such Acquired Fund during any taxable year of such Acquired Fund.

(k) As used in this Agreement:

“Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization.

“Tax” or “Taxes” means (i) any and all federal, state, local, foreign and other taxes, assessments, levies, duties, fees and other governmental or similar charges, including income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group or similar group for federal, state, local or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract (other than pursuant to a contract the principal purpose of which is not allocation of an item described in clause (i) of this definition), in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.

“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority.

“Tax Return” means any return, declaration, report, claim for refund, information return or any similar filing or statement filed with any Taxing Authority (domestic, foreign or otherwise) that is related to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof.

(l) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Company and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws and will be held at the time of closing by the persons and in the amounts set forth in the records of the transfer agent of the Acquired Fund:

Exhibit A-5

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Company, on behalf of the Acquired Fund, and subject to the approval of the Shareholders of the Acquired Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The books and records of the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Acquired Fund;

(o) The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(p) The Acquired Fund has no unamortized or unpaid organizational fees or expenses.

(q) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(r) The N-14 Registration Statement referred to in Section 5.1(c), only insofar as it relates to the Acquired Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with the information that was furnished by the Trust on behalf of the Acquiring Fund for use therein.(s) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Acquired Funds at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon any of the Acquired Funds or any of their respective properties, assets, directors, officers, employees or agents: that could reasonably be expected to affect the Acquired Funds in any manner or delay, hinder or prohibit the solicitation of proxies from Shareholders of the Acquired Funds in the manner contemplated herein.

4.2. The Trust, on behalf of itself or, where applicable, an Acquiring Fund represents and warrants to the Company and its corresponding Acquired Fund as follows:

(a) The Trust is a Delaware statutory trust duly organized and validly existing under the laws of the State of Delaware with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Trust’s Declaration of Trust. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of it properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

Exhibit A-6

(d) The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result (i) in violation of Delaware law or of the Trust’s Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is party to or by which it is bound, and the execution, delivery and performance of the Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, is bound, or (iii) in the creation or imposition o f any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) Each Acquiring Fund is a newly formed separate series of the Trust. Prior to the Closing Date, each Acquiring Fund will have no assets, liabilities or operations of any kind. Each Acquiring Fund will be taxed as a C corporation.

(f) All issued and outstanding Acquiring Fund shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(g) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Trust, on behalf of the Acquiring Fund, and subject to the approval of Shareholders of the Acquired Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(h) The shares of the Acquiring Fund to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Acquired Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust;

(i) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(j) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(k) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Van Eck Associates Corporation or its affiliates;

(l) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(n) The N-14 Registration Statement referred to in Section 5.1(c), only insofar as it relates to the Trust and the Acquiring Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representation and warranties in this Section shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
Exhibit A-7

5.1. With respect to the Reorganization:

(a) The Acquiring Fund and the Acquired Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Acquired Fund, as appropriate, in the ordinary course in all material respects.

(b) The Company will call a meeting of the Shareholders of the Acquired Funds to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(c) Each Acquiring Fund and Acquired Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act a registration statement on Form N-14 (the “N-14 Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplate herein. The Trust will file the N-14 Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a proxy statement which will be part of a prospectus of the Acquiring Fund, all to be included in the N-14 Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

(d) The Acquired Fund covenants that the Acquiring Fund shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e) The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

(f) If requested by the Acquiring Fund, the Company, on behalf of the Acquired Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the Shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each Shareholder of record, the number of shares of beneficial interest held by each Shareholder, the dividend reinvestment elections applicable to each Shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each Shareholder, for all of the Shareholders of record of the Acquired Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Acquired Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) copies of the tax books and records of the Acquired Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Acquired Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

(g) Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(h) As soon as is reasonably practicable after the Closing, the Acquired Fund will make one or more liquidating distributions to its Shareholders consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.2(d) hereof.

(i) If requested by the Acquiring Fund, the Company, on behalf of the Acquired Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.

(j) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. None of the parties to a Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

Exhibit A-8

(k) Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax returns relating to Tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund, except as otherwise is mutually agreed by the parties.

(l) If requested by the Acquiring Fund, the Company, on behalf of the Acquired Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax returns filed by or on behalf of the Acquired Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Acquired Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Tax authority and (b) legal opinions.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

6.1. With respect to the Reorganization, the obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Fund and the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Trust shall have delivered to the Company on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

(c) The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Acquiring Fund, on or before the Closing Date.

(d) A prospectus of the Acquiring Fund relating to the continuous offering of Acquiring Fund shares in creation Units shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. Following the Reorganization, a “Creation Unit” shall consist of 50,000 Acquiring Fund shares.

(e) The Acquired Fund shall have received on the Closing Date opinions of Dechert LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(i)        the Trust is registered as an open-end management investment company under the 1940 Act;

(ii)       the Trust is a statutory trust validly existing in good standing under the laws of the State of Delaware.

(iii)      the Acquiring Fund has been duly designated as a separate series of the Trust;

(iv)      the Trust has the trust power and trust authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

(v)       this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and is a valid and binding agreement of the Trust, on behalf of the Acquiring Fund, enforceable against the Trust, on behalf of the Acquiring Fund, in accordance with its terms;

(vi)      the execution and delivery by the Trust, on behalf of the Acquired Fund, of this Agreement and consummation by the Acquiring Fund of the transaction contemplated thereby, including the issuance of the Acquiring Fund Shares, will not (i) conflict with the Trust’s Declaration of Trust, the by-laws of the Trust or any instrument designating the Acquiring Fund as a series of the Trust or (ii) violate or conflict with, or result in any contravention of, any law, regulation or order applicable to the Acquiring Fund;

Exhibit A-9

(vii)       no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution and delivery of the Agreement by the Acquiring Fund of the transactions contemplated thereby.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. With respect to the Reorganization, the obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Company and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Acquired Fund shall have delivered to the Acquiring Fund a Closing Statement of Assets and Liabilities, certified by the Treasurer of the Acquired Fund.

(c) The Company shall have delivered to the Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(d) If requested by Acquiring Fund, the Company, on behalf of the Acquired Fund, shall have delivered to the Trust (i) a statement of the Acquired Fund’s Assets, together with a list of portfolio securities of the Acquired Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Company, (ii) the Acquired Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Acquired Fund, and/or (v) a statement of earnings and profits as provided in Section 5.1(h);

(e) The Acquired Custodian shall have delivered the certificate contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of the Acquired Custodian;

(f) The Company and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company and the Acquired Fund, on or before the Closing Date; and

(g) The Acquired Fund shall have provided to the Acquiring Fund a certificate setting forth (i) the aggregate current and deferred tax liability of each Acquired Fund under applicable law and GAAP as of the Closing Date and (ii) revised disclosure schedules described in Sections 4.1(j)(v), (vi) and (viii) of this Agreement as of the Closing Date, each of which is accurate and complete.

(h) The Acquired Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(i)       the Company is registered as an open-end management investment company under the 1940 Act;

(ii)      the Company is validly existing in good standing under the laws of the State of Delaware;

(iii)     the Acquired Fund has been duly designated as a separate series of the Company;

(iv)     the Company has been the power and authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby

(v)       this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Acquired Fund and is a valid and binding agreement of the Acquired Fund, enforceable against the Company, on behalf of the Acquired Fund in accordance with its terms;

Exhibit A-10

(vi)      the execution and delivery by the Company, on behalf of the Acquired Fund, of this Agreement and consummation by the Acquiring Fund of the transactions contemplated thereby will not (i) conflict with the Company’s Declaration of Trust or the By-Laws of the Company or any instrument designating the Acquired Fund as a series of the Company or; (ii) violate or conflict with, or result in any contravention of, any law, regulation or order applicable to the Acquired Fund;

(vii)      no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution and delivery of this Agreement by the Acquiring Fund of the transactions contemplated thereby.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the Trust or Company, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company’s Declaration of Trust, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Company’s or the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. A registration statement on Form N-14 under the 1933 Act properly registering the Acquiring Fund shares to be issued in connection with the Reorganization shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5. The Company and the Trust shall have received on or before the Closing Date an opinion of Dechert LLP in form and substance reasonably acceptable to the Company and the Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Dechert LLP may request and rely upon representations contained in certificates of officers of the Company, the Trust and others, and the officers of the Company and the Trust shall use their best efforts to make available such truthful certificates.

8.6. All of the conditions of the consummation of the transactions contemplated by the Asset Purchase Agreement dated August 3, 2015 by and among Van Eck Associates Corporation, Yorkville ETF Advisors, LLC and Exchange Traded Concepts LLC (the “Asset Purchase Agreement”) shall have been satisfied or waived.

9.	FEES AND EXPENSES; INDEMNIFICATION

9.1. All expenses related to the Reorganization should be borne by Van Eck Associates Corporation, Yorkville ETF Advisors, LLC and Exchange Traded Concepts, LLC, respectively, as agreed to in an Asset Purchase Agreement dated as of August 3, 2015.

9.2. The Trust, out of the Acquiring Funds’ assets and property (including any amounts paid to the Acquiring Funds pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Company and the members of the Company’s Board of Trustees and the Company’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Company and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of an Acquiring Fund, of any of its representations, warranties,

Exhibit A-11

covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Trust’s Board of Trustees or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.3. The Company, out of the Acquired Funds’ assets and property (including any amounts paid to the Acquired Funds pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Trust and the members of the Trust’s Board of Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Company, on behalf of an Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Company or the members of the Company’s Board of Trustees or its officers prior to the Closing Date, provided that such indemnification by the Company is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

10.1. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations by mutual agreement of the parties.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

13.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4. This agreement may be executed in any number of counterparts, each of which shall be considered an original.

13.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, Shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the applicable Acquired Fund or the applicable Acquiring Fund as provided in the Company’s Declaration of Trust or the Trust’s Declaration of Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

Exhibit A-12

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Acquired Fund.

[Signature Page to Follow]

Exchanged Traded Concepts Trust,

on behalf of its series identified on Appendix A hereto

By:

Name:
Title:

Market Vectors ETF Trust,

on behalf of its series identified on Appendix A hereto

By:

Name:
Title:
Exhibit A-13

APPENDIX A

CHART OF REORGANIZATIONS

Acquiring Fund and Trust	Corresponding Acquired Fund and Company	Closing Date

Yorkville High Income MLP ETF, a series of Exchange Traded Concepts Trust	Market Vectors High Income MLP ETF, a series of Market Vectors ETF Trust	[ ]

Yorkville High Income Infrastructure MLP ETF, a series of Exchange Traded Concepts Trust	Market Vectors High Income Infrastructure MLP ETF, a series of Market Vectors ETF Trust	[ ]
Appendix A-1

Schedule 8.5

Tax Opinions

(i) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its Shareholders of the Acquiring Fund shares in complete liquidation of the Acquired Fund, will qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

(ii) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund shares by the Acquired Fund to its Shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v) The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such period with respect to an asset).

(vii) No gain or loss will be recognized by the Shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code, except with respect to cash received in lieu of fractional Acquiring Fund shares.

(viii) The aggregate tax basis of the Acquiring Fund shares to be received by each Shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code, reduced by the amount of any tax basis allocable to a fractional Acquiring Fund share for which cash is received.

(ix) The holding period of Acquiring Fund shares received by a Shareholder of the Acquired Fund will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Shareholder held Acquired Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, as to any gain or loss that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and as to any other gain or loss that may be recognized under rules that require recognition of gain or loss upon a transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

Appendix A-2

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Appendix A-3

Placeholder for Prospectuses of Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF, dated [  ], 2015

Exchange Traded Concepts Trust

Prospectus

March 30, 2015

Yorkville High Income MLP ETF ｜Ticker Symbol: YMLP
Yorkville High Income Infrastructure MLP ETF｜Ticker Symbol: YMLI

Principal Listing Exchange for each Fund: NYSE Arca, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information.  For detailed information about the Funds, please see:

Fund Summary

Yorkville High Income MLP ETF (the “Fund”)

Investment Objective

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income MLP Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).  This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.82%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (Deferred Income Tax Expense[1] and Franchise Tax Expense2)	0.01%
Total Annual Fund Operating Expenses	0.83%

1	The Fund is classified for federal income tax purposes as a taxable regular corporation or Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments, with certain distributions received by the Fund on equity securities of master limited partnerships (“MLPs”) considered to be return of capital, and with any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, will depend upon income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the Fund’s realized and unrealized gains and losses and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund’s actual income tax expense, if any, may be deferred for many years, concentrated in a small number of years, or spread over many years, depending on if and when investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2014, the Fund had net operating losses of $580,995 and accrued $7,061,535 in net deferred tax benefit primarily related to unrealized appreciation on investments.
2	The Fund has accrued a state franchise tax liability for the year ended November 30, 2014. State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund's investments, the Fund may be required to file franchise tax returns in several states.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

1

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$ 85	$265	$ 460	$ 1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes at the Fund level and, when Fund Shares are held in a taxable account, at the shareholder level.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended November 30, 2014, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in securities of the Index.  The Index is a rules-based index designed to provide investors a means of tracking the performance of selected master limited partnerships (“MLPs”) which are publicly traded on a U.S. securities exchange.  Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of MLPs.  This investment policy may be changed without shareholder approval, upon 60 days’ prior notice to shareholders.

The Index consists of MLPs operating with one of the following as a substantial business segment: exploration and production of oil and/or natural gas; sale, distribution and retail and wholesale marketing of propane, natural gas liquids, gasoline and other fuels; marine transportation of one or more of the following: crude oil, dry bulk, refined products, liquefied natural gas (“LNG”), and other commodities; direct mining, production and marketing of natural resources, including timber, fertilizers, coal and other minerals; energy services to the oil and gas industry; oil refining; leasing of mineral reserves; and operating as the general partner of any business listed above. As of February 27, 2015 the U.S. dollar-denominated market capitalizations of the Index components ranged from approximately $228 million to approximately $4.6 billion.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective.  The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the Index.  However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the securities in the Index.

2

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. The Fund will be a limited partner (or a member) in the MLPs in which it invests. MLPs are generally treated as partnerships for United States federal income tax purposes. Thus, the MLPs themselves generally do not pay United States federal income taxes, but investors (like the Fund) that hold interests in MLPs are generally subject to tax on their allocable shares of the MLPs’ income and gains. Currently, most MLPs operate in the energy and/or natural resources sectors.

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”).  These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources and other commodities.

Of the 50 partnerships eligible for inclusion in the Index, approximately 66% trade on the New York Stock Exchange (the “NYSE”) and the rest trade on the NASDAQ National Market (the “NASDAQ”). Partnerships eligible for inclusion in the Index are subject to further market capitalization and liquidity screens before they may be included in the Index.

The Fund will concentrate its investments (i.e. hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of February 27, 2015, the Index was concentrated in the energy sector.

The Index is calculated and administered by Solactive AG (formerly, Structured Solutions AG), which is not affiliated with the Fund, its investment adviser, Exchange Traded Concepts, LLC (the “Adviser”), Yorkville ETF Advisors, LLC (the “Investment Sub-Adviser”) or Penserra Capital Management LLC (the “Trading Sub-Adviser”). Solactive AG determines the components and the relative weightings of the securities in the Index subject to the Index rules and publishes information regarding the Index.  The Index is rebalanced annually, but may be adjusted more frequently under extraordinary circumstances, consistent with the Index’s methodology.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money.  The principal risks affecting shareholders’ investments in the Fund are set forth below.

3

MLP Risk.   Investments in common units of MLPs involve risks that differ from investments in common stock including risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) risk related to limited control of management or the general partner or managing member (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and cash flow risks, as described in more detail in this Prospectus.

MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

MLP Tax Risk. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses, and takes that share into account in calculating its own U.S. federal income tax liability. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes.  As a result, the amount of cash available for distribution by the MLP could be reduced and the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower distributions.

An MLP’s distributions to the Fund generally will not be taxable unless the cash amount distributed exceeds the Fund’s basis in its interest in the MLP.  Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero.  A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP.  Cash distributions from an MLP to the Fund in excess of the Fund’s basis in the MLP will generally be taxable to the Fund as capital gain.  The Fund will not benefit from favorable federal income tax rates on long-term capital gains because it will be treated as a corporation for federal income tax purposes.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs.  When deductions are recaptured, the Fund may owe a tax (the payment of which will reduce the Fund’s net assets) and distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the recapture might not have held Shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund does not have corresponding economic gain on its investment at the time of the recapture.

4

The tax treatment of all items allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material adverse effect on the value of an investment in the Fund. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

Energy Sector Risks.  Many MLPs operate within the energy sector. Therefore, a substantial portion of the MLPs in which the Fund invests are engaged in the energy sector of the economy. As a result, a downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

•	the energy sector is highly regulated. MLPs operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies;

•	MLPs operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term;

•	MLPs engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time, with the potential associated effect of causing the market value of the MLP to decline over time;

•	MLPs operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities;

•	extreme weather or other natural disasters could impact the value of MLPs operating in the energy sector;

•	the abilities of MLPs operating in the energy sector to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows;

•	rising interest rates which could adversely impact the financial performance and/or the present value of cash flow of MLPs operating in the energy sector; and

•	MLPs operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. In addition, threats of attack by terrorists on energy assets could impact the market for MLPs operating in the energy sector.

5

Industry Specific Risks.  MLPs operating in the energy sector are also subject to risks that are specific to the industry they serve.

•	Midstream. Midstream MLPs that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others.

•	Exploration and production. Exploration and production MLPs produce energy resources, including natural gas and crude oil. Exploration and production MLPs that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of an MLP. Exploration and production MLPs seek to reduce cash flow volatility associated with commodity prices by executing multi-year hedging strategies that fix the price of gas and oil produced. There can be no assurance that the hedging strategies currently employed by these MLPs are currently effective or will remain effective.

•	Marine shipping. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping companies are exposed to many of the same risks as other energy companies. The highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of MLPs with marine transportation assets.

•	Propane. Propane MLPs are distributors of propane to homeowners for space and water heating. MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

•	Natural Resource. MLPs with coal, timber, fertilizer and other mineral assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Tax Status of the Fund. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes.  Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes.  As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital.  The amount of taxes currently paid by the Fund will vary depending on the amount of income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the amount of gains and losses derived from sales of MLP interests. Fund-level taxes will reduce your return from an investment in the Fund.

6

Deferred Tax Risk.  For financial reporting (but not tax reporting) purposes, the Fund will accrue deferred income taxes for any future tax liability associated with (i) all or a portion of certain MLP distributions and any net operating gains as well as (ii) capital appreciation of its investments.  The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”).  Increases in deferred tax liability will decrease NAV.  Conversely, decreases in deferred tax liability will increase NAV.  The Fund generally computes deferred income taxes based on the federal tax rate generally applicable to corporations, currently 35%, and an assumed rate attributable to state taxes.  A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the NAV of the Fund.  The Fund’s current and deferred tax liability, if any, will depend upon the income, gains, losses, and deductions the Fund is allocated from its MLP investments, and on the Fund’s realized and unrealized gains and losses, and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of these investments and general market conditions.  The Fund will rely to a significant extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, the Investment Sub-Adviser may modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available.

The Fund estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability.  The Fund’s actual income tax expense, if any, may be deferred for many years, concentrated in a small number of years, or spread over many years depending on if, and when, investment gains and losses are realized, the timing of recapture income realized by an MLP or realized by the Fund on a sale of an MLP interest, and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

Although the Fund’s NAV will take into account deferred tax liabilities, there can be no assurance that the purchase price you pay for Shares will take into account deferred tax liabilities.  If you purchase Shares at a substantial premium to NAV, the value of the Shares may be adversely impacted by a recapture event that triggers a deferred tax liability not fully reflected in your purchase price or by the issuance of Creation Units at an NAV less than your purchase price.

In the event the Fund is in a net deferred tax asset position, the Fund will evaluate all available information and consider the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) in order to properly assess whether it is more likely than not that the deferred tax asset will be realized or whether a valuation allowance is required.

7

Return of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.  The Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund.  Shareholders should not assume that all Fund distributions are derived from the net income or earnings and profits of the Fund.

Liquidity Risk.  Although MLPs trade on national securities exchanges, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations.  At times, due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements.  Moreover, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices.  The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities at a fair price at the times when the Investment Sub-Adviser believes it is desirable to do so. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Potential Substantial After-Tax Tracking Error From Index Performance. As discussed above, the Fund will be subject to taxation on its taxable income. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Risk of Cash Transactions. Unlike many exchange-traded funds (“ETFs”), the Fund expects to effect redemptions principally for cash, rather than in-kind. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests.  Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds.  Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees.  In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.  Sales of portfolio securities to generate cash may trigger recapture income, which may be taxable to a Fund and may cause distributions from a Fund to be treated as taxable dividends.

Management Risk. Because the Fund may not fully replicate its Index and may hold fewer than the total number of securities in its Index and may hold securities not included in its Index, the Fund is subject to management risk. This is the risk that the Investment Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

8

Market Risk. The values of equity securities in the Index could decline generally or could underperform other investments.

Non-Diversification Risk. The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers.  As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed and therefore the Fund would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

Non-Correlation Risk.  The Fund’s returns may not match the return of the Index for reasons other than the risk of tracking error due to the effect of taxes. For example, the Fund incurs some other operating expenses which are not applicable to the Index, as well as transaction costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect Index composition changes.

Performance Information

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index and the S&P 500 Index.  All returns assume reinvestment of dividends and distributions.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available online at www.yetfs.com or by calling (855) 937-9383.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	9.26%	03/31/13
Lowest Return	-27.62%	12/31/14

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

9

Average Annual Total Returns for the period ended December 31, 2014

Yorkville High Income MLP ETF	1 Year	Since Inception (3-12-2012)
Return Before Taxes	-25.57%	-7.68%
Return After Taxes on Distributions	-26.15%	-9.83%
Return After Taxes on Distributions and Sale of Fund Shares	-17.61%	-6.99%
Solactive High Income MLP Index (Reflects no deduction for fees, expenses or taxes)	-24.07%	-4.33%
S&P 500 Index	13.69%	18.09%

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Yorkville ETF Advisors, LLC, the Investment Sub-Adviser, and Penserra Capital Management LLC, the Trading Sub-Adviser, serve as sub-advisers to the Fund.

Portfolio Manager

Dustin Lewellyn, CFA, Managing Director of the Sub-Adviser, has primary responsibility for the day-to-day management of the Fund.  Mr. Lewellyn has managed the Fund since January 2015.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchasing and Selling Shares and Taxes” on page 21 of the prospectus.

10

Fund Summary

Yorkville High Income Infrastructure MLP ETF (the “Infrastructure Fund” or “Fund”)

Investment Objective

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income Infrastructure MLP Index (the “Infrastructure Index” or “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Infrastructure Fund (“Shares”).  This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.82%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (Deferred Income Tax Expense[1] and Franchise Tax Expense2)	5.09%
Total Annual Fund Operating Expenses	5.91%

1	The Fund is classified for federal income tax purposes as a taxable regular corporation or subchapter “C” corporation. The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments, with certain distributions received by the Fund on equity securities of master limited partnerships (“MLPs”) considered to be return of capital, and with any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, will depend upon income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the Fund’s realized and unrealized gains and losses and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund’s actual income tax expense, if any, may be deferred for many years, concentrated in a small number of years, or spread over many years, depending on if and when investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted form year to year. For the fiscal year ended November 30, 2014, the Fund had net operating losses of $212,719 and accrued $1,443,559 in net deferred tax expense primarily related to unrealized appreciation on investments.
2	The Fund has accrued a state franchise tax liability for the year ended November 30, 2014. State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund's investments, the Fund may be required to file franchise tax returns in several states.

11

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$588	$1,749	$2,889	$5,648

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes at the Fund level and, when Fund Shares are held in a taxable account, at the shareholder level.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended November 30, 2014, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in securities of the Index.  The Index is a rules-based index designed to provide investors a means of tracking the performance of selected infrastructure master limited partnerships (“MLPs”), with an emphasis on current yield.  Index components are publicly traded on a U.S. securities exchange.  Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of MLPs.  This investment policy may be changed without shareholder approval, upon 60 days’ prior notice to shareholders.

The Index consists of MLPs classified as “Infrastructure” MLPs.  Infrastructure MLPs are a subset of the MLP universe that earn a majority of their cash flow from the transportation and storage of energy commodities.  Infrastructure MLPs include all MLPs operating with one of the following as a substantial business segment:

•	transportation, terminaling and storage of refined petroleum products (including gasoline, diesel, jet fuel, kerosene and heating oil);
•	gathering, compressing, dehydrating, treating, processing, marketing of natural gas, and fractionation of natural gas liquids;
•	transportation and/or storage of natural gas and natural gas liquids;
•	transportation of crude oil, refined petroleum products, and/or other liquids; and
•	operating as the general partner of an MLP which primarily engages in any of the businesses listed above.

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As of February 27, 2015, the U.S. dollar-denominated market capitalizations of the Index components ranged from approximately $1.1 billion to approximately $64.6 billion. The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective.  The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the Index.  However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the securities in the Index.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund will be a limited partner (or a member) in the MLPs in which it invests. MLPs are generally treated as partnerships for United States federal income tax purposes. Thus, the MLPs themselves generally do not pay United States federal income taxes, but investors (like the Fund) that hold interests in MLPs are generally subject to tax on their allocable shares of the MLPs’ income and gains. Currently, most MLPs operate in the energy and/or natural resources sectors.

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”).  These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources and other commodities.

Of the 61 partnerships eligible for inclusion in the Index, approximately 92% trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NASDAQ National Market (“NASDAQ”). Partnerships eligible for inclusion in the Index are subject to further market capitalization and liquidity screens before they may be included in the Index.

The Fund will concentrate its investments (i.e. hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of February 27, 2015, the Index was concentrated in the energy infrastructure sector.

The Index is calculated and administered by Solactive AG (formerly, Structured Solutions AG), which is not affiliated with the Fund, its investment adviser, Exchange Traded Concepts, LLC (the “Adviser”), Yorkville ETF Advisors, LLC (the “Investment Sub-Adviser”) or Penserra Capital Management LLC (the “Trading Sub-Adviser”). Solactive AG determines the components and the relative weightings of the securities in the Index subject to the Index rules and publishes information regarding the Index.  The Index is rebalanced annually, but may be adjusted more frequently under extraordinary circumstances, consistent with the Index’s methodology.

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Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money.  The principal risks affecting shareholders’ investments in the Fund are set forth below.

MLP Risk.   Investments in common units of MLPs involve risks that differ from investments in common stock including risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) risk related to limited control of management or the general partner or managing member (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and cash flow risks, as described in more detail in this Prospectus.

MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

MLP Tax Risk. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses, and takes that share into account in calculating its own U.S. federal income tax liability. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes.  As a result, the amount of cash available for distribution by the MLP could be reduced and the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower distributions.

An MLP’s distributions to the Fund generally will not be taxable unless the cash amount distributed exceeds the Fund’s basis in its interest in the MLP.  Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero.  A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP.  Cash distributions from an MLP to the Fund in excess of the Fund’s basis in the MLP will generally be taxable to the Fund as capital gain.  The Fund will not benefit from favorable federal income tax rates on long-term capital gains because it will be treated as a corporation for federal income tax purposes.

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Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs.  When deductions are recaptured, the Fund may owe a tax (the payment of which will reduce the Fund’s net assets) and distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the recapture might not have held Shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund does not have corresponding economic gain on its investment at the time of the recapture.

The tax treatment of all items allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material adverse effect on the value of an investment in the Fund. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

Energy Sector Risks.  Many MLPs operate within the energy sector. Therefore, a substantial portion of the MLPs in which the Fund invests are engaged in the energy sector of the economy. As a result, a downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

•	the energy sector is highly regulated. MLPs operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies;

•	MLPs operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids and crude oil, in the short- and long-term;

•	MLPs engaged in the transportation or storage of energy commodities face the risk that commodity reserves are depleted over time, with the potential associated effect of causing the market value of the MLP to decline over time;

•	MLPs operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities;

•	extreme weather or other natural disasters could impact the value of MLPs operating in the energy sector;

•	the abilities of MLPs operating in the energy sector to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows;

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•	rising interest rates which could adversely impact the financial performance and/or the present value of cash flow of MLPs operating in the energy sector; and

•	MLPs operating in the energy sector are subject to many dangers inherent in the management, transportation, storage, gathering, compressing, treating, processing, marketing and fractionation of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. In addition, threats of attack by terrorists on energy assets could impact the market for MLPs operating in the energy sector.

Industry Specific Risks.  Energy infrastructure MLPs are also subject to risks that are specific to the industry they serve.

•	Midstream. Midstream MLPs that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others.

•	Pipeline. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. However, the MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices. Also, a significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/ or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

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Tax Status of the Fund. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes.  Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes.  As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax deferred return of capital. The amount of taxes currently paid by the Fund will vary depending on the amount of income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the amount of gains and losses derived from sales of MLP interests. Fund-level taxes will reduce your return from an investment in the Fund.

Deferred Tax Risk.  For financial reporting (but not tax reporting) purposes, the Fund will accrue deferred income taxes for any future tax liability associated with (i) all or a portion of certain MLP distributions and any net operating gains as well as (ii) capital appreciation of its investments.  The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”).  Increases in deferred tax liability will decrease NAV.  Conversely, decreases in deferred tax liability will increase NAV.  The Fund generally computes deferred income taxes based on the federal tax rate generally applicable to corporations, currently 35%, and an assumed rate attributable to state taxes.  A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the NAV of the Fund.  The Fund’s current and deferred tax liability, if any, will depend upon the income, gains, losses, and deductions the Fund is allocated from its MLP investments, and on the Fund’s realized and unrealized gains and losses, and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of these investments and general market conditions.  The Fund will rely to a significant extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, the Investment Sub-Adviser may modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available.

The Fund estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability.  The Fund’s actual income tax expense, if any, may be deferred for many years, concentrated in a small number of years, or spread over many years depending on if, and when, investment gains and losses are realized, the timing of recapture income realized by an MLP or realized by the Fund on a sale of an MLP interest, and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

Although the Fund’s NAV will take into account deferred tax liabilities, there can be no assurance that the purchase price you pay for Shares will take into account deferred tax liabilities.  If you purchase Shares at a substantial premium to NAV, the value of the Shares may be adversely impacted by a recapture event that triggers a deferred tax liability not fully reflected in your purchase price or by the issuance of Creation Units at an NAV less than your purchase price.

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In the event the Fund is in a net deferred tax asset position, the Fund will evaluate all available information and consider the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) in order to properly assess whether it is more likely than not that the deferred tax asset will be realized or whether a valuation allowance is required.

Return of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.  The Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund. Shareholders should not assume that all Fund distributions are derived from the net income or earnings and profits of the Fund.

Liquidity Risk.  Although MLPs trade on national securities exchanges, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations.  At times, due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements.  Moreover, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices.  The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities at a fair price at the times when the Investment Sub-Adviser believes it is desirable to do so. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Potential Substantial After-Tax Tracking Error From Index Performance. As discussed above, the Fund will be subject to taxation on its taxable income. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Risk of Cash Transactions. Unlike many exchange-traded funds (“ETFs”), the Fund expects to effect redemptions principally for cash, rather than in-kind. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests.  Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds.  Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees.  In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs. Sales of portfolio securities to generate cash may trigger recapture income, which may be taxable to the Fund and may cause distributions from the Fund to be treated as taxable dividends.

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Management Risk. Because the Fund may not fully replicate its Index and may hold fewer than the total number of securities in its Index and may hold securities not included in its Index, the Fund is subject to management risk. This is the risk that the Investment Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk. The values of equity securities in the Index could decline generally or could underperform other investments.

Non-Diversification Risk. The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers.  As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed and therefore the Fund would not sell Shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of Shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

Non-Correlation Risk.  The Fund’s returns may not match the return of the Index for reasons other than the risk of tracking error due to the effect of taxes. For example, the Fund incurs some other operating expenses which are not applicable to the Index, as well as transaction costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect Index composition changes.

Performance Information

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index.  All returns assume reinvestment of dividends and distributions.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available online at www.yetfs.com  or by calling (855) 937-9383.

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Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	9.38%	06/30/14
Lowest Return	-7.12%	12/31/14

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

Average Annual Total Returns for the period ended December 31, 2014

Yorkville High Income Infrastructure MLP ETF	1 year	Since Inception (2-11-2013)
Return Before Taxes	6.00%	9.41%
Return After Taxes on Distributions	4.55%	7.01%
Return After Taxes on Distributions and Sale of Fund Shares	2.26%	5.74%
Solactive High Income Infrastructure MLP Index (Reflects no deduction for fees, expenses or taxes)	9.82%	15.53%
S&P 500 Index	13.69%	20.09%

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Yorkville ETF Advisors, LLC, the Investment Sub-Adviser, and Penserra Capital Management LLC, the Trading Sub-Adviser, serve as sub-advisers to the Fund.

Portfolio Manager

Dustin Lewellyn, CFA, Managing Director of the Sub-Adviser, has primary responsibility for the day-to-day management of the Fund.  Mr. Lewellyn has managed the Fund since January 2015.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchasing and Selling Shares and Taxes” on page 21 of the prospectus.

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Summary Information about Purchasing and Selling Shares and Taxes

Purchase and Sale of Fund Shares

The Funds will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 50,000 Shares known as “Creation Units.”  Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in each Fund’s benchmark Index.  Redemptions of Creation Units are effected principally for cash.  Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer.  You can purchase and sell individual Shares of the Funds throughout the trading day like any publicly traded security.  Each Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca”).  The price of each Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).  Except when aggregated in Creation Units, the Funds’ Shares are not redeemable securities.

Tax Information

Each Fund’s taxable distributions will generally be treated as ordinary income or qualified dividend income to the extent of that Fund’s current and accumulated earnings and profits. Distributions from a Fund exceeding such amount will be treated first as a return of capital to the extent of, and in reduction of, a shareholder’s tax basis in his or her Shares and, after the shareholder’s tax basis is reduced to zero, as gain on the sale or exchange of Shares. A reduction in a shareholder’s tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.  A portion of each Fund’s distributions is expected to be treated as a return of capital for tax purposes.  A Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund. Shareholders should not assume that all Fund distributions are derived from the net income or earnings and profits of each Fund.

Index/Trademark License/Disclaimers

The Indexes are calculated and administered by Solactive AG formerly, Structured Solutions AG (“Solactive”). Solactive is not affiliated with the Trust, the Adviser, the Investment Sub-Adviser, the Trading Sub-Adviser, the Funds’ administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The Investment Sub-Adviser has entered into a license agreement with Solactive pursuant to which the Investment Sub-Adviser pays a fee to use the Indexes.  The Investment Sub-Adviser is sub-licensing rights to the Indexes to the Funds at no charge.

Shares of the Trust are not sponsored, promoted, sold or supported in any other manner by Solactive nor does Solactive offer any express or implicit guarantee or assurance either with regard to the results of using an Index and/or Index trade mark or an Index price at any time or in any other respect. The Indexes are calculated and published by Solactive.  Solactive uses its best efforts to ensure that each Index is calculated correctly. Irrespective of its obligations towards the Trust, Solactive has no obligation to point out errors in the Indexes to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the Indexes by Solactive nor the licensing of the Indexes or Index trademarks for the purpose of use in connection with Shares of the Trust constitutes a recommendation by Solactive to invest capital in Shares of the Trust nor does it in any way represent an assurance or opinion of Solactive with regard to any investment in Shares of the Trust.

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Additional Information about Principal Investment Strategies

Additional Information About MLPs

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Partnerships eligible for inclusion in an Index are subject to further liquidity screens before they may be included in an Index.

MLPs’ disclosures are regulated by the United States Securities and Exchange Commission (“SEC”) and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. MLPs also must comply with certain requirements applicable to public companies under the Sarbanes-Oxley Act of 2002.

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration,  development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.  An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. The MLPs themselves generally do not pay United States federal income taxes, but investors (like a Fund) that hold interests in MLPs are generally subject to tax on their allocable shares of the income and gains of the MLPs. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sectors.

General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the minimum quarterly distribution. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.  In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

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Additional Risk Information

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the “Fund Summary” section along with additional risk information.

Principal Risks

MLP Risk.  An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.  General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests.  In addition, general partners of MLPs often have limited call rights that may require unitholders to sell their common units at an undesirable time or price.  MLPs may issue additional common units without unitholder approval, which would dilute the interests of existing unitholders, including a Fund’s ownership interest.

MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or  unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

The Funds derive a significant portion of their cash flow from investments in equity securities of MLPs. Therefore, the amount of cash that a Fund will have available to pay or distribute will depend on the ability of the MLPs that a Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Funds nor the Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The Funds expect to generate significant investment income, and a Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that a Fund may not have the ability to make cash distributions as investors expect from MLP-focused investments.

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MLP Tax Risk.  The benefit you are expected to derive from the Funds’ investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. Because it is treated as a partnership, an MLP has no federal income tax liability at the entity level. Rather, each partner of the MLP, in computing its U.S. federal income tax liability, must include its allocable share of the MLP’s income, gains, losses, deductions and tax credits. If, as a result of a change in current law or a change in an MLP’s underlying business mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate (currently at a maximum rate of 35%). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution could be reduced and part or all of the distributions a Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect a Fund’s ability to meet its investment objective and could reduce the amount of cash available to pay expenses or distribute to you.

The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, Congress has from time to time evaluated proposals that could materially impact publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in a Fund. In addition, there have been proposals to reduce or eliminate tax incentives widely used by oil, gas and coal companies, and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which a Fund invests and/or the natural resources sector generally.

Each Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and expenses from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions from those MLPs. A Fund will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs in the Indexes could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to a Fund.

An MLP’s distributions to a Fund generally will not be taxable unless the cash amount distributed exceeds the Fund’s basis in its interest in the MLP.  Distributions received by a Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero.  A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP.  Cash distributions from an MLP to a Fund in excess of the Fund’s basis in the MLP will generally be taxable to the Fund as capital gain.  The Funds will not benefit from favorable federal income tax rates on long-term capital gains because they will be treated as corporations for federal income tax purposes.

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Depreciation or other cost recovery deductions passed through to a Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs.  When deductions are recaptured, the Fund may owe a tax (the payment of which will reduce the Fund’s net assets) and distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the recapture might not have held Shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund does not have corresponding economic gain on its investment at the time of the recapture.

The tax treatment of all items allocated to a Fund each year by MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. A Fund’s tax liability will not be known until the Fund completes its annual tax return. A Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of a Fund’s actual tax liability may have a material adverse effect on the value of an investment in a Fund. The payment of corporate income taxes imposed on a Fund will decrease cash available for distribution to shareholders.

Energy Sector Risks.  Many MLPs operate within the energy sector. Therefore, a substantial portion of the MLPs in which a Fund invests are engaged in the energy sector of the economy. To the extent an Index includes securities of issuers in the energy sector, a Fund will invest in companies in such sector. As such, a Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector.  At times, the performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including, but not limited to, the following:

•	Regulatory Risk. The energy sector is highly regulated. MLPs operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous—sometimes retroactively—by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of MLPs operating in the energy sector. There is an inherent risk that MLPs may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle, including substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.

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•	Commodity Price Risk. MLPs operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Depressed commodity prices may result in a significant decrease in the production of energy commodities, which would reduce revenue and operating income of MLPs and other companies operating in the energy sector. Greater volatility of energy commodity prices may lead to increased volatility in the prices of equities in the energy infrastructure sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

•	Depletion Risk. MLPs engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time, with the potential associated effect of causing the market value of the MLP to decline over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

•	Supply and Demand Risk. MLPs operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

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•	Weather Risks. Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain MLPs operating in the energy sector. MLPs in the propane industry; for example, rely on the winter heating season to generate almost all of their cash flow. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by MLPs, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

•	Acquisition Risk. The abilities of MLPs operating in the energy sector to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows. In the event that MLPs are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash flow. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

•	Interest Rate Risk. Rising interest rates could adversely impact the financial performance and/or the present value of cash flow of MLPs operating in the energy sector by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLP valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP yields are also susceptible in the short-term to fluctuations in interest rates and the prices of MLP securities may decline when interest rates rise.

•	Catastrophic Event Risk. MLPs operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in 2010) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such MLP. MLPs operating in the energy sector may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. We expect that increased governmental regulation to mitigate such catastrophic risk such as the recent oil spills referred to above, could increase insurance premiums and other operating costs for MLPs.

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Industry Specific Risks.  MLPs can be negatively impacted by market perception that MLPs’ performance and distributions are directly tied to commodity prices. Furthermore, a significant decrease in the production of natural gas, oil or other energy commodities, due to a decline in production from existing facilities, import supply disruption or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows.

Energy Sector.  MLPs operating in the energy sector are also subject to risks that are specific to the industry they serve.

•	Midstream. MLPs that operate midstream assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others. Further, MLPs that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

•	Exploration and production. Exploration and production MLPs are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions. Exploration and production MLPs seek to reduce cash flow volatility associated with commodity prices by executing multi-year hedging strategies that fix the price of gas and oil produced. There can be no assurance that the hedging strategies currently employed by these MLPs are currently effective or will remain effective.

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•	Marine shipping. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping companies are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of such companies. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for certain energy commodities. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. The value of marine transportation vessels may fluctuate and could adversely affect the value of shipping company securities in a Fund’s portfolio. Declining marine transportation values could affect the ability of shipping companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such company’s liquidity. Shipping company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant reduction in cash flow for the shipping companies.

•	Propane. Propane MLPs are distributors of propane to homeowners for space and water heating. MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

•	Natural Resource. MLPs with coal, timber, fertilizer and other mineral assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others. In light of increased state and federal regulation, it has been increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

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Energy Infrastructure Sector.  Energy infrastructure MLPs are also subject to risks that are specific to the industry they serve.

•	Midstream. Midstream MLPs that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others.

•	Pipeline. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. However, the MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices. Also, a significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/ or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by a Fund from MLPs that grow through acquisitions.

Deferred Tax Asset Risk.  To the extent a Fund accrues a net deferred tax asset, consideration will be given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets will be assessed periodically by a Fund based on the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) (“ASC Topic 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized.  In the assessment for a valuation allowance, consideration will be given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment will consider, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.  If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on a Fund’s NAV and results of operations in the period it is recorded.  To the extent a Fund accrues a net deferred tax asset in the future, such deferred tax assets may constitute a relatively high percentage of a Fund’s NAV. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce a Fund’s deferred tax assets and could have a material impact on a Fund’s NAV and results of operations in the period the valuation allowance is recorded or adjusted.

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Non-Diversification Risk.  Each Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of a Fund’s assets that may be invested in securities of a single issuer. Accordingly, a Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. A Fund will select its investments from the small pool of energy infrastructure MLPs consistent with its investment objective and policies. An investment in a Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of a Fund’s Shares.

Passive Investment Risk. The Funds are not actively managed. Therefore, unless a specific security is removed from an Index or the selling of Shares of that security is otherwise required upon a rebalancing of an Index as addressed in the Index methodology, a Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from an Index, a Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in a Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of Fund Shares will decline, more or less, in correspondence with any decline in value of an Index. The Indexes may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies comprising the portfolio securities holdings of a Fund are conducted, and the timing of movements from one type of security to another in seeking to replicate an Index could have a negative effect on a Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

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Tracking Error Risk. Tracking error refers to the risk that the Adviser may not be able to cause a Fund’s performance to match or correlate to that of its Index, either on a daily or aggregate basis. There are a number of factors that may contribute to a Fund’s tracking error, such as Fund expenses, imperfect correlation between a Fund’s investments and those of its Index, rounding of share prices, the timing or magnitude of changes to the composition of its Index, regulatory policies, and high portfolio turnover rate. The Funds incur a number of operating expenses not applicable to the Indexes and incurs costs associated with buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of its Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units.  In addition, mathematical compounding may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark.  Tracking error may cause a Fund’s performance to be less than expected. As discussed above, the Funds will be subject to taxation on their taxable income.  The NAV of Fund Shares will also be reduced by the accrual of any deferred tax liabilities. The Indexes however are calculated without any deductions for taxes except to the extent of withholding taxes on distributions of foreign securities as addressed in the Index methodology. As a result, a Fund’s after tax performance could differ significantly from its Index even if the pretax performance of a Fund and the performance of its Index are closely correlated.

Additional Investment Strategies

The Funds, using an “indexing” investment approach, seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of its Index.  A number of factors may affect a Fund’s ability to achieve a high correlation with its Index, including the degree to which a Fund utilizes a sampling methodology. There can be no guarantee that a Fund will achieve a high degree of correlation.

Upon the recommendation of the Investment Sub-Adviser, the Trading Sub-Adviser may sell securities that are represented in an Index or purchase securities not yet represented in an Index, in anticipation of their removal from or addition to an Index.  There may also be instances in which the Investment Sub-Adviser may choose to overweight securities in an Index, thus causing the Trading Sub-Adviser to purchase or sell securities not in an Index which the Investment Sub-Adviser believes are appropriate to substitute for certain securities in a Fund’s Index or utilize various combinations of other available investment techniques in seeking to track its Index.  The Funds will not take defensive positions.

Each Fund may invest up to 20% of its total assets in cash, cash equivalents, such as money market instruments, or other types of investments that are not included in the Fund’s underlying index, including in certain derivatives, to the extent that the Investment Sub-Adviser believes such investments should help the Fund’s overall portfolio track its underlying index.

Each Fund may change its investment objective and underlying index without shareholder approval.

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Additional Risks

Trading Issues. Although Fund Shares are listed for trading on the NYSE Arca, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all.

Fluctuation of NAV. The NAV of Fund Shares will generally fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund’s NAV and supply and demand of Shares on the NYSE Arca. It cannot be predicted whether Fund Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the NAV of the Shares during periods of market volatility.   While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to a Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund’s NAV. If an investor purchases Fund Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Costs of Buying or Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Information Regarding the Indexes

Solactive High Income MLP Index

The Solactive High Income MLP Index is a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange. The Index is comprised of MLPs that meet certain criteria relating to current yield, coverage ratio and distribution growth as determined by Solactive. Market capitalization and liquidity screens will be applied in addition to the fundamental screens for current yield, coverage ratio and distribution growth to ensure sufficient market size and liquidity of the Index components.

To be eligible for inclusion in the Index, a company must be structured as an MLP and be classified as a “High Income” MLP. High Income MLPs include all MLPs operating with one of the following as a substantial business segment: exploration and production of oil and/or natural gas; sale, distribution and retail and wholesale marketing of propane, natural gas liquids, gasoline and other fuels; marine transportation of one or more of the following: crude oil, dry bulk, refined products, liquefied natural gas (“LNG”), and other commodities; direct mining, production and marketing of natural resources, including timber, fertilizers, coal and other minerals; energy services to the oil and gas industry; oil refining; leasing of mineral reserves; and operating as the general partner of any business listed above. As of February 27, 2015 the Index was concentrated in the energy sector and the Index included 25 MLPs.

Constituent securities of the Index must have a market capitalization of at least $400 million on a rebalancing date to be eligible for inclusion in the Index. Securities whose market capitalizations that fall below $400 million between rebalancings will not be removed from the Index, but will be evaluated for eligibility upon rebalancing. Securities whose market capitalizations fall below $400 million upon the rebalancing of the Index will no longer be eligible for inclusion in the Index. As of February 27, 2015, the average market capitalization of companies included in the Index was $1.7 billion. Rebalancing occurs annually, but index adjustments may occur more frequently under extraordinary circumstances including a company’s merger, takeover bid, delisting, nationalization, insolvency, or suspension of its distributions. Securities must have a three-month average daily trading volume value of at least $1 million to be eligible for the Index. An MLP must have a Minimum Quarterly Distribution policy in place, meaning that it intends to pay a minimum distribution to its common and subordinated unit holders upon initial public offering (assuming the MLP is able to generate sufficient cash flow from its operations after the payment of fees and expenses and other expenditures). Additionally, the MLP must have paid at least one distribution to shareholders to be eligible for inclusion in the Index. Only securities whose shares trade on a recognized U.S. securities exchange will be eligible for inclusion in the Index.

Solactive High Income Infrastructure MLP Index

The Solactive High Income Infrastructure MLP Index is a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange.  The Index is comprised of MLPs that meet certain criteria relating to current yield, coverage ratio and distribution growth as determined by Solactive.  Market capitalization and liquidity screens will be applied in addition to fundamental screens for current yield, coverage ratio and distribution growth to ensure sufficient market size and liquidity of the Index components.

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To be eligible for inclusion in the Index, a company must be structured as an MLP and be classified as an “Infrastructure” MLP. Infrastructure MLPs earn a majority of their cash flow from the transportation and storage of energy commodities and include all MLPs operating with one of the following as a substantial business segment: transportation, terminaling and storage of refined petroleum products (including gasoline, diesel, jet fuel, kerosene and heating oil); gathering, compressing, dehydrating, treating, processing, marketing of natural gas, and fractionation of natural gas liquids; transportation and/or storage of natural gas and natural gas liquids; transportation of crude oil, refined petroleum products and/or other liquids; and operating as the general partner of an MLP which primarily engages in any of the aforementioned businesses. As of February 27, 2015, the Index was concentrated in the energy infrastructure sector and included 24 MLPs.

Constituent securities of the Index must have a market capitalization of at least $1 billion on a selection date to be eligible for inclusion in the Index.  Securities with market capitalizations that fall below $1 billion between rebalancings will not be removed from the Index, but will be evaluated for eligibility upon rebalancing.   Securities with market capitalizations that fall below $1 billion upon the rebalancing of the Index will no longer be eligible for inclusion in the Index.  As of February 27, 2015, the average market capitalization of companies included in the Index was $13.4 billion. Rebalancing occurs annually, but index adjustments may occur more frequently under extraordinary circumstances including a company’s merger, takeover bid, delisting, nationalization, insolvency, or suspension of its distributions.  Securities must have a most recent three-month average daily trading volume of at least $4 million to be eligible for the Index.  An MLP must have at least one distribution paid out to shareholders to be eligible for inclusion in the Index. Only securities whose shares trade on a recognized U.S. securities exchange will be eligible for inclusion in the Index.

Each Index was created and is maintained by Solactive. Solactive is a leading company in the structuring and indexing business for institutional clients. More information about each Index, including a list of constituents may be reviewed on Solactive’s website: www.solactive.com.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (the “SAI”).

Fund Management

Adviser. Exchange Traded Concepts, LLC, an Oklahoma limited liability company, is located at 2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013. The Adviser was formed in 2009 and provides investment advisory services to other exchange-traded funds. The Adviser serves as investment adviser to the Funds pursuant to an interim advisory agreement dated January 16, 2015 (the “Interim Agreement”).  The Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Trust’s Board of Trustees (the “Board”).  The Adviser, in consultation with sub-advisers, also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

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For the services it provides to each Fund, each Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.82% on the average daily net assets of each Fund. Under the Interim Agreement, the Adviser has agreed to pay all expenses incurred by each Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).  The term of the Interim Agreement is 150 days or until a new advisory agreement is approved by shareholders, whichever is shorter.  Further, investment advisory fees earned under the Interim Agreement are being paid into an escrow account, pending shareholder approval of the new agreement.

For the fiscal year ended November 30, 2014, the Adviser received 0.82% of the Yorkville High Income MLP ETF’s average daily net assets in advisory fees and 0.82% of the Yorkville High Income Infrastructure MLP ETF’s average daily net assets in advisory fees.

Sub-Advisers. Yorkville ETF Advisors, LLC, a Delaware limited liability company, is located at 353 Central Park West, New York, New York 10025. The Investment Sub-Adviser serves as  sub-adviser to the Funds pursuant to an interim sub-advisory agreement dated January 16, 2015 (the “Interim Yorkville Agreement”). The Investment Sub-Adviser provides investment advisory services to exchange-traded funds. Other than certain functions delegated to the Trading Sub-Adviser, as discussed further below, the Investment Sub-Adviser is responsible for the day-to-day management of the Funds.  The Investment Sub-Adviser also makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of the Adviser and the Board. Under the Interim Yorkville Agreement, the Adviser pays the Investment Sub-Adviser a fee, which is calculated daily and paid monthly at an annual rate of 0.62% on the average daily net assets of each Fund.  The Investment Sub-Adviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of each Fund, except Excluded Expenses, not paid by the Adviser that exceeds 0.82% of the Funds’ average daily net assets.  The term of the Interim Yorkville Agreement is 150 days or until a new sub-advisory agreement is approved by shareholders.  Further, sub-advisory fees earned under the Interim Yorkville Agreement are being paid into an escrow account, pending shareholder approval of the new agreement.

Penserra Capital Management LLC, a New York limited liability company, serves as sub-adviser to the Funds pursuant to an interim sub-advisory agreement dated January 16, 2015 (the “Interim Penserra Agreement”). The Trading Sub-Adviser is located at 140 Broadway, 26th Floor, New York, New York 10005. The Trading Sub-Adviser provides investment advisory services to one client other than the Fund. The Trading Sub-Adviser is responsible for, among other things, trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board.  Under the Interim Penserra Agreement, the Adviser pays the Trading Sub-Adviser a fee calculated daily and paid monthly, at an annual rate of 0.055% on the average daily net assets of each Fund, subject to a $10,000 minimum fee.  The term of the Interim Penserra Agreement is 150 days or until a new sub-advisory agreement is approved by the shareholders.

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It is anticipated that new investment advisory and sub-advisory agreements will be submitted to shareholders for approval at a Special Meeting of Shareholders to be held during the second quarter of 2015.  If approved, these new agreements will replace the Interim Agreement, the Interim Yorkville Agreement, and the Interim Penserra Agreement.

A discussion regarding the basis for the Board’s approval of the advisory and sub-advisory agreements will be available in the Fund’s Semi-Annual Report to Shareholders dated May 31, 2015.

Portfolio Manager

Dustin Lewellyn, CFA, Managing Director of the Sub-Adviser, is the Fund’s portfolio manager (the “Portfolio Manager”) and is primarily responsible for the day to day management of the Fund. The Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his portfolio management team with more limited responsibilities.

Mr. Lewellyn has been a Managing Director with Penserra since 2012 and is President and Founder of Golden Gate Investment Consulting LLC, a firm he started in 2011. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of Fund Shares.

Buying and Selling the Funds

Fund Shares are listed for secondary trading on the NYSE Arca. When you buy or sell the Funds’ Shares on the secondary market, you will pay or receive the market price.  You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares.  A “Business Day” with respect to the Funds is any day on which the NYSE Arca is open for business.  The NYSE Arca is generally open Monday through Friday and is closed on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e. the value of its total assets less total liabilities) by its total number of Shares outstanding.  Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV.  NAV is determined each business day, normally as of the close of regular trading of the NYSE (ordinarily 4:00 p.m., Eastern time).

The NYSE Arca (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an intraday value of Shares of the Fund, also known as the “indicative optimized portfolio value,” or IOPV.  The IOPV calculations are estimates of the value of the Fund’s NAV per Share and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit.  Premiums and discounts between the IOPV and the market price may occur.  The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio.  Therefore, it should not be viewed as a “real-time” update of the NAV per share of the Fund, which is calculated only once a day.  The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.  Neither the Fund, the Adviser, the Sub-Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

When determining NAV, the value of the Funds’ portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the NYSE Arca (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Funds’ NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by a Fund’s benchmark Index. This may result in a difference between a Fund’s performance and the performance of a Fund’s benchmark Index.

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Frequent Purchases and Redemptions of Fund Shares

The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund’s investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly to a few institutional investors (“Authorized Participants”), and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve a Fund directly.  Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to a Fund or its shareholders.  In addition, frequent trading of Shares done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Other Considerations

Distribution and Service Plan.  Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of a Fund’s average daily net assets may be made for the sale and distribution of its Fund Shares. However, the Board of Trustees has determined that no payments pursuant to the Distribution and Service Plan will be made during the twelve (12) month period from the date of this Prospectus.  Thereafter, 12b-1 fees may only be imposed after approval by the Board of Trustees.  Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.  Because these fees would be paid out of a Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

Fund Distributions

The Funds intend to make distributions to investors at least quarterly.

Dividend Reinvestment Service

Brokers may make available to their customers who own a Fund’s Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the applicable Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

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Tax Information

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to foreign, federal, state and local taxes.

Tax Status of the Funds

Each Fund is taxed as a regular corporation for U.S. federal income tax purposes and as such is obligated to pay federal and applicable state taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Funds are not eligible to elect treatment as regulated investment companies due to their investments primarily in MLPs. As a result, each Fund, unlike investment companies that are eligible for the special tax regime applicable to regulated investment companies, will be obligated to pay federal and state taxes on its taxable income.  The extent to which a Fund is required to pay U.S. federal, state or local corporate income, franchise, alternative minimum or other corporate taxes could materially reduce the Fund’s cash available to make distributions on the Shares.

The amount of taxes currently paid by a Fund will vary depending on the amount of income, gains, losses, and deductions the Fund is allocated from its MLP investments and on the Fund’s realized gains and losses. Such taxes will reduce your return from an investment in a Fund.

Each Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in MLPs, each Fund must report its allocable share of the MLPs’ taxable income in computing the Fund’s taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which each Fund invests, the Adviser expects that the cash flow received by each Fund with respect to its MLP investments will generally exceed the net taxable income allocated to it. This excess cash flow will result primarily from tax deductions, such as depreciation, amortization and depletion, that will be allocated to each Fund from the MLPs. The excess cash flow generally will not be currently taxable to a Fund but, rather, will generally result in a reduction of the Fund’s adjusted tax basis in the MLPs as described in the following paragraph. There is no assurance that the Adviser’s expectation regarding the amount of MLP distributions  as compared to net taxable income will be realized. If this expectation is not realized, there may be greater tax expense borne by the Funds and less cash available to distribute to you or to pay expenses. If there is not otherwise cash available to pay tax expenses, a Fund may need to sell securities that it otherwise may have continued to hold, potentially resulting in the realization of additional taxable gains by that Fund.

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Each Fund will also be subject to U.S. federal income tax at regular corporate tax rates on any gain recognized by the applicable Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to a Fund will reduce such Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in a Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

Each Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions that effectively represents a tax-deferred return of capital as well as (ii) capital appreciation of its investments. A Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV.  Increases in deferred tax liability will decrease NAV.  Conversely, decreases in deferred tax liability will increase NAV.  The Funds generally compute deferred income taxes based on the federal tax rate generally applicable to corporations, currently 35%, and an assumed rate attributable to state taxes.

Tax Status of Distributions

Distributions made to you by a Fund (other than certain distributions in redemption of shares) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon net taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Funds intend to invest, the Adviser anticipates that the distributed cash from the MLPs generally will exceed the Funds’ Shares of the MLPs’ net taxable income. Because each Fund’s earnings and profits will be based on its allocable share of net taxable income from MLPs (and not on distributions received from MLPs), the Adviser anticipates that only a portion of a Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of a Fund’s current and accumulated earnings and profits, your tax basis in the Fund’s Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such Shares. To the extent you hold such Shares as a capital asset and have no further basis in the Shares to offset distributions in excess of earnings and profits, you will report the excess as capital gain.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Qualified dividend income received by individuals and other noncorporate shareholders is taxed at long-term capital gain rates. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

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Dividends paid by the Funds are expected to be eligible for the dividends-received deduction available to corporate shareholders. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends-received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of a particular Fund is financed with indebtedness, in whole or in part. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

Tax Status of Share Transactions.  Each sale of Fund Shares or redemption of Creation Units will generally be a taxable event. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as a long-term gain or loss if the shares have been held for more than one year.  Any capital gain or loss realized upon a sale of Fund Shares is generally treated as a long-term gain or loss if the Shares have been held for more than one year.  Any capital gain or loss realized upon a sale of Fund Shares held for one year or less is generally treated as short-term gain or loss. Any loss realized on a sale will be disallowed to the extent Shares of the applicable Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Fund Shares.

A person who exchanges securities for Creation Units generally will recognize gain or loss from the exchange.  The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units.  A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received.

Medicare Contribution Tax.  U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale of Fund Shares).  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Backup Withholding.  A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%.

Non-U.S. Investors.  If you are a nonresident alien individual or a foreign corporation, trust or estate, (i) a Fund’s dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business, but (ii) gains from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless you are a nonresident alien  individual who is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.  Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

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If you are a foreign entity, you may be subject to a 30% withholding tax on a Fund’s dividends payable after June 30, 2014 (or, in certain cases, after later dates) and redemptions payable after December 31, 2016 unless you comply with applicable requirements with respect to persons investing in or holding accounts with you. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Additional Information

Other Information

For purposes of the 1940 Act, the Funds are treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that such Fund’s Prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the Shares of the Funds traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds during the past four quarters, as applicable, can be found at www.yetfs.com.

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Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance since each Fund’s commencement of operations. Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost, on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., the Funds' Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

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Yorkville High Income MLP ETF
Financial Highlights

Selected Per Share Data & Ratios
For the year or periods ended November 30
For a Share Outstanding Throughout the Period

	2014	2013	2012(1)(2)
Net Asset Value, Beginning of Period	$17.99	$17.87	$20.00
Net Investment Income (Loss)*	$(0.04)	$(0.03)	$0.03
Return of Capital	$1.44	$1.47	$1.13
Net Realized and Unrealized Gain (Loss) on Investments	$(3.03)	$0.32(7)	$(2.08)
Total from Operations	$(1.63)	$1.76	$(0.92)
Distributions from Investment Income	$(0.28)	$(0.00)	$(0.02)
Return of Capital	$(1.27)	$(1.64)	$(1.19)
Total Distributions	$(1.55)	$(1.64)	$(1.21)
Net Asset Value, End of Period	$14.81	$17.99	$17.87
Total Return(3)	(10.17%)	9.98%	(4.51%)
Net Assets, End of Period (000)	$285,134	$253,705	$89,340
Ratio of Expenses to Average Net Assets
Before Income Tax Expense	0.83%(8)	0.82%	0.82%
Net Income Tax Expense/(Benefit)(5)	(2.17%)	3.83%	0.00%
Total Expenses/(Benefit)	(1.34%)	4.65%	0.82%
Ratio of Investment Income/(Loss) to Average Net Assets
Before Income Tax Benefit/(Expense)	(0.23%)	(0.24%)	0.25%
Tax Benefit/(Expense)(6)	0.04%	0.07%	(0.00%)
Net Investment Income (Loss)	(0.19%)	(0.17%)	0.25%
Portfolio Turnover(3)(4)	44%	37%	2%

*	Per share data calculated using average shares method.
(1)	For the period ended November 30, 2012. All ratios for the period have been annualized.
(2)	The Fund commenced operations on March 12, 2012.
(3)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.
(4)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(5)	Net Income tax expense for the ratio calculation is derived from net investment, and realized and unrealized gains/(losses).
(6)	Income tax benefit/(expense) for the ratio calculation is derived from net investment income/(loss) only.
(7)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in Net Asset Value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(8)	Includes franchise tax expenses. Without franchise tax expenses, the net expense ratio would be 0.82%.

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Yorkville High Income Infrastructure MLP ETF

Financial Highlights

Selected Per Share Data & Ratios
For the year or periods ended November 30
For a Share Outstanding Throughout the Period

	2014	2013(1)(2)
Net Asset Value, Beginning of Period	$21.15	$20.00
Net Investment Income (Loss)*	$(0.12)	$(0.09)
Return of Capital	$1.27	$1.08
Net Realized and Unrealized Gain (Loss) on Investments	$1.01	$1.15
Total from Operations	$2.16	$2.14
Distributions from Investment Income	$(0.72)	$(0.00)
Return of Capital	$(0.84)	$(0.99)
Total Distributions	$(1.56)	$(0.99)
Net Asset Value, End of Period	$21.75	$21.15
Total Return(3)	10.53%	11.00%
Net Assets, End of Period (000)	$46,760	$33,841
Ratio of Expenses to Average Net Assets
Before Income Tax Expense	0.84(7)	0.82%
Net Income Tax Expense/(Benefit)(5)	5.07%	6.10%
Total Expenses/(Benefit)	5.91%	6.92%
Ratio of Investment Income/(Loss) to Average Net Assets
Before Income Tax Benefit/(Expense)	(0.84%)	(0.82%)
Tax Benefit/(Expense)(6)	0.30%	0.29%
Net Investment Income (Loss)	(0.54%)	(0.53%)
Portfolio Turnover(3)(4)	47%	0%

*	Per share data calculated using average shares method.
(1)	For the period ended November 30, 2013. All ratios for the period have been annualized.
(2)	The Fund commenced operations on February 11, 2013.
(3)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.
(4)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(5)	Net Income tax expense for the ratio calculation is derived from net investment, and realized and unrealized gains/(losses).
(6)	Income tax benefit/(expense) for the ratio calculation is derived from net investment income/(loss) only.
(7)	Includes franchise tax expenses. Without franchise tax expenses, the net expense ratio would be 0.82%.

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Exchange Traded Concepts Trust
2545 South Kelly Avenue, Suite C
Edmond, Oklahoma 73013

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Funds’ investments are available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more detailed information about the Funds. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

HOW TO OBTAIN FOR MORE INFORMATION ABOUT THE FUNDS

To request a free copy of the latest annual or semi-annual report, if available, the SAI or to request additional information about a Fund or to make other inquiries, please contact us as follows:

Call:	1-855-YES-YETF
Monday through Friday
8:30 a.m. to 6:30 p.m. (Eastern Time)

Write:	Exchange Traded Concepts Trust
2545 South Kelly Avenue
Suite C
Edmond, Oklahoma 73013

Visit:	www.yetfs.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.

The Trust’s Investment Company Act file number: 811-22263

YCM-PS-001-0400

48

Yorkville High Income MLP ETF
Yorkville High Income Infrastructure MLP ETF

Annual Report

November 30, 2014

Yorkville Funds

The Funds file their complete schedule of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the trading sub-adviser, Index Management Solutions, LLC, uses to determine how to vote proxies relating to each Fund’s securities, as well as information relating to how the Funds voted proxies relating to each Fund’s securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-YES-YETF; and (ii) on the Commission’s website at http://www.sec.gov.

Yorkville Funds
Yorkville High Income MLP ETF

Management Discussion of Fund Performance

November 30, 2014

Yorkville High Income MLP Exchange Traded Fund

For the fiscal year ended November 30, 2014, the Yorkville High Income MLP ETF (“YMLP” or “Fund”) lost 10.17% on a total return basis while its index, the Solactive High Income MLP Index (“YMLP Index”), fell 6.94%.

The YMLP Index loss of 6.94% outperformed its most appropriate benchmark, the Yorkville Commodity MLP Universe Index (“YCOMU Index”), which was down 7.3% over the same period. The YCOMU Index consists of the entire universe of master limited partnerships (“MLPs”) involved in the following main business segments: Energy Services, Exploration and Production, Natural Resources, Marine Transportation, Downstream, and General Partners, and includes MLPs that comprise the YMLP Index.

For the most recent distribution period, distribution growth in the YMLP Index averaged +3.7% year-over-year. Distribution growth was widespread across the portfolio with 72% of holdings increasing payouts versus fourth quarter of 2013 and 24% maintaining them. In short, 96% of MLPs held in the portfolio either grew or maintained distributions from the same period the previous year.

Downstream was the strongest sector in the YMLP Index over the course of the year, contributing +1.8% to the overall total return of the YMLP Index as 6 of 8 holdings within the sector produced positive total returns. Leaders in the Downstream Sector were Global Partners LP (GLP), a diversified logistics and marketing partnership which gained 24 percent including distributions, and Ferrellgas Partners LP (FGP), a propane distributor which produced a total return of +22.7%. The only other sector to produce positive results for the YMLP Index in fiscal 2014 was General Partners. Alliance Holdings GP LP (AHGP), a coal general partner, was the second best performer in the Fund, gaining +28.4%, while the top performer was its underlying LP, Alliance Resource Partners LP (ARLP), at +32.8%.

Meanwhile, the Exploration & Production and Energy Services sectors were the weakest for the year, contributing losses of 8.7% and 2.1% on the Fund level, respectively. As the partnerships within these sectors operate at and/or near the wellhead, their cash flows can be significantly affected by the price of oil and natural gas. As a result, YMLP holdings within these sectors suffered declines as steep as 40% for the year as WTI oil declined by ~$40 from its peak of $105 in June. Seven holdings in the Exploration & Production sector alone fell by more than 20 percent after accounting for distributions.

Looking forward into 2015 and beyond, it is clear that an emphasis must be placed on energy prices and in particular, crude oil, when evaluating YMLP. While many of the Fund’s holdings maintain robust hedging programs to mitigate exposure in the near and intermediate terms, low energy prices for a sustained period can result in material declines in partnership cash flows. In 2015, we believe management teams in commodity-sensitive sectors will most likely reconsider their distribution policies and how to best maximize long-term unitholder value. As of fiscal year end, many of the Exploration & Production holdings in YMLP yielded in excess of 20 percent.

The YMLP Index had a distribution yield of 10.3% as of November 30, 2014. For the fiscal year ended November 30, 2014, the Fund estimated that each of its distributions made represented 81.7% return of capital.

2

Yorkville Funds
Yorkville High Income MLP ETF

Management Discussion of Fund Performance

November 30, 2014 (Concluded)

The Yorkville MLP Commodity Universe Index is a market capitalization weighted index, consisting of the entire universe of exchange traded MLPs involved in the following main business segments: Energy Services, Exploration & Production, Natural Resources, Marine Transportation, Downstream, and General Partners.

The Yorkville High Income MLP ETF (YMLP) is designed to track, before fees, deferred taxes and expenses, the Solactive High Income MLP Index. This is a rules-based index which employs specific investment criteria focused on MLP distributions to select index constituents.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

	AVERAGE ANNUAL TOTAL RETURN
	FOR THE PERIOD ENDED NOVEMBER 30, 2014
	One Year Return				Annualized Inception to Date*
	Net Asset Value		Market Price		Net Asset Value		Market Price
Yorkville High Income MLP	-10.17%		-9.73	%‡	-2.12%		-1.92	%‡
Solactive High Income MLP Index	-6.94	%‡	-6.94	%‡	1.54	%‡	1.54	%‡
S&P 500 Index	16.86	%‡	16.86	%‡	18.82	%‡	18.82	%‡

*	Fund commenced operations on March 12, 2012.
‡	Unaudited

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index in Management Discussion of Fund Performance.

3

Yorkville Funds
Yorkville High Income Infrastructure MLP ETF

Management Discussion of Fund Performance

November 30, 2014

Yorkville High Income Infrastructure MLP Exchange Traded Fund

For the fiscal year ended November 30, 2014, the Yorkville High Income Infrastructure MLP ETF (“YMLI” or “Fund”) gained 10.53% on a total return basis while its index, the Solactive High Income Infrastructure MLP Index (“YMLI Index”), returned 16.87% including distributions. The difference in performance between the YMLI Index and YMLI can primarily be attributed to Fund operating expenses of 0.84% and the tax impact of the Fund’s C-corp structure, neither of which are factored into the calculation of total return for the YMLI Index.

The YMLI Index underperformed its closest benchmark, the Yorkville Infrastructure MLP Universe Index (‘‘YINFU Index’’), which gained 20.7%, benefitting from overweight positions in Kinder Morgan Energy Partners LP (KMP) and El Paso Pipeline Partners LP (EPB), both of which were acquired during the year. The YINFU Index consists of the entire universe of master limited partnerships (“MLPs”) involved in the following main business segments: Crude Oil Pipelines, Gathering and Processing, Natural Gas Pipelines, Refined Product Pipelines, and General Partners, and includes MLP’s that comprise the YMLI Index.

All five sectors in YMLI produced gains on the year, with Gathering & Processing MLPs leading the way (+4.7% portfolio contribution) as 10 of 11 holdings in the sector were up for the year. G&P’s were closely followed by Refined Production Pipelines (+4.6%) and then Natural Gas Pipelines (+3.4%). On an individual security basis, two performers stood out from a performance perspective. Energy Transfer Equity LP (ETE), a rapidly-growing GP conglomerate was up an impressive 63.8% for the year as it achieved top-tier distribution growth, while TC Pipelines LP (TCP) achieved a total return of +56.3% as its Canadian parent/sponsor TransCanada (TRP CN) continued to accelerate its utilization of the MLP vehicle for its U.S. pipeline assets.

In the largest energy deal of the year, C-Corp general partners Kinder Morgan Inc (KMI) announced it would purchase all three underlying LP entities of KMP (YMLI Holding), EPB (YMLI Holding) and KMR for a total consideration of approximately $70B. The resulting new KMI is the third largest energy company in the United States behind only Chevron and Exxon Mobil, and intends to grow its ~5% yield at a rate of 10% for the next few years. The company has also stated its intent to be an active acquirer in the midstream sector and will likely mean further consolidation in the midstream sector, particularly amongst MLPs. Currently, Targa Resources Corp (TRGP) is set to merge with Atlas Energy LP (ATLS), Targa Resources Partners LP (NGLS) is taking over Atlas Pipeline Partners LP (APL), and Tesoro Logistics LP (TLLP) is proposing to takeover the entirety of QEP Midstream Partners LP (QEPM). Heading into 2015, Yorkville expects infrastructure M&A to be a major theme.

Despite the recent pullback in oil prices, unconventional shale plays in new energy frontiers like North Dakota are continuing to drive U.S. energy production growth. Many of these regions were not on the energy map five years ago. It will require a tremendous investment in essential U.S. energy infrastructure to transport this new production to end users.

The YMLI Index had a distribution yield of 5.2% as of November 30, 2014. For the fiscal year ended November 30, 2014, the Fund estimated that each of its distributions made represented 53.9% return of capital.

4

Yorkville Funds
Yorkville High Income Infrastructure MLP ETF

Management Discussion of Fund Performance

November 30, 2014 (Concluded)

The Yorkville MLP Infrastructure Universe Index is a market capitalization weighted index, consisting of the entire universe of exchange traded MLPs involved in the following main business segments: Crude Oil Pipelines, Gathering and Processing, Natural Gas Pipelines, Refined Product Pipelines, and General Partners.

The Yorkville High Income Infrastructure MLP ETF (YMLI) is designed to track, before fees, deferred taxes and expenses, the Solactive High Income Infrastructure MLP Index. This is a rules-based index which employs specific investment criteria focused on MLP distributions to select index constituents.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

	AVERAGE ANNUAL TOTAL RETURN
	FOR THE PERIOD ENDED NOVEMBER 30, 2014
	One Year Return				Annualized Inception to Date*
	Net Asset Value		Market Price		Net Asset Value		Market Price
Yorkville High Income Infrastructure MLP	10.53%		10.67	%‡	12.02%		12.10	%‡
Solactive High Income Infrastructure MLP Index	16.87	%‡	16.87	%‡	19.72	%‡	19.72	%‡
S&P 500 Index	16.86	%‡	16.86	%‡	21.30	%‡	21.30	%‡

*	Fund commenced operations on February 11, 2013.
‡	Unaudited

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index in Management Discussion of Fund Performance.

5

Yorkville Funds

Yorkville High Income MLP ETF

Schedule of Investments

November 30, 2014

Sector Weightings (Unaudited)†

† Percentages based on total investments.

		Fair
Description	Shares	Value
MASTER LIMITED PARTNERSHIPS — 100.0%
Energy — 81.9%
Alliance Holdings GP	100,189	$6,715,669
Alliance Resource Partners	402,350	18,532,241
Atlas Resource Partners	775,442	11,794,473
BreitBurn Energy Partners	850,276	11,232,144
Calumet Specialty Products Partners	664,844	17,418,913
Capital Product Partners	930,634	7,277,558
EV Energy Partners	509,772	14,441,841
Exterran Partners	361,501	8,936,305
Global Partners	173,783	7,264,129
Golar LNG Partners	561,097	18,460,091
Legacy Reserves	652,691	11,637,481
Linn Energy	585,374	10,683,075
LRR Energy	365,244	4,163,782
Memorial Production Partners	745,297	10,255,287
Mid-Con Energy Partners	277,700	3,260,198
Natural Resource Partners	1,043,092	12,454,518
NGL Energy Partners	212,056	7,400,754
Seadrill Partners	570,667	9,655,686
Teekay LNG Partners	421,326	15,176,162
Teekay Offshore Partners	536,358	13,789,764
Vanguard Natural Resources	562,717	13,066,289
		233,616,360
Industrials — 4.0%
Navios Maritime Partners	882,385	11,435,710

Materials — 1.9%
SunCoke Energy Partners	202,641	5,505,756
		Fair
Description	Shares	Value
Utilities — 12.2%
AmeriGas Partners	297,635	$13,747,760
Ferrellgas Partners	753,509	20,917,410
		34,665,170
Total Master Limited Partnerships
(Cost $313,116,512)		285,222,996

Total Investments - 100.0%
(Cost $313,116,512)		$285,222,996

Percentages are based on Net Assets of $285,133,983.

GP — General Partner

As of November 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance under U.S. GAAP.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

6

Yorkville Funds

Yorkville High Income Infrastructure MLP ETF

Schedule of Investments

November 30, 2014

Sector Weightings (Unaudited)†

† Percentages based on total investments.

		Fair
Description	Shares	Value
MASTER LIMITED PARTNERSHIPS — 105.9%
Energy — 105.9%
Access Midstream Partners	32,903	$2,062,360
Atlas Energy	42,857	1,520,566
Atlas Pipeline Partners	61,714	2,026,688
Buckeye Partners	25,551	1,964,105
Crestwood Equity Partners	129,223	1,163,007
Crestwood Midstream Partners	84,666	1,700,093
DCP Midstream Partners	36,609	1,753,937
Enbridge Energy Partners	69,999	2,624,963
Energy Transfer Equity	39,244	2,330,701
Energy Transfer Partners	34,491	2,247,779
EnLink Midstream Partners	60,618	1,690,636
MPLX	30,612	2,032,943
NuStar Energy	34,893	1,954,008
ONEOK Partners	35,065	1,545,665
Plains All American Pipeline	34,370	1,768,337
Regency Energy Partners	67,190	1,914,243
Spectra Energy Partners	38,155	2,059,225
Summit Midstream Partners	43,201	1,961,325
Sunoco Logistics Partners	43,785	2,107,810
Targa Resources Partners	34,021	1,865,372
TC PipeLines	40,305	2,901,557
Tesoro Logistics	34,263	1,962,242
Western Gas Equity Partners	38,903	2,443,108
Western Gas Partners	28,058	1,990,154
Williams Partners	37,240	1,926,798
Total Master Limited Partnerships
(Cost $44,043,460)		49,517,622

Total Investments - 105.9%
(Cost $44,043,460)		$49,517,622

Percentages are based on Net Assets of $46,760,154.

As of November 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance under U.S. GAAP.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

7

Yorkville Funds

Statements of Assets and Liabilities

November 30, 2014

		Yorkville
	Yorkville	High Income
	High Income	Infrastructure
	MLP ETF	MLP ETF
Assets:
Investments at Cost	$313,116,512	$44,043,460
Investments at Fair Value	$285,222,996	$49,517,622
Cash	146,831	123,331
Receivable for Capital Shares Sold	1,482,230	—
Receivable for Investment Securities Sold	—	5,138,807
Dividends Receivable	117,576	—
Total Assets	286,969,633	54,779,760

Liabilities:
Deferred Tax Liability, Net	—	2,374,805
Payable for Investment Securities Purchased	1,445,441	5,217,052
Payable Due to Investment Adviser	207,580	31,413
Payable for Income Taxes	182,629	396,336
Total Liabilities	1,835,650	8,019,606

Net Assets	$285,133,983	$46,760,154

Net Assets Consist of:
Paid-in Capital	$334,477,227	$43,618,179
Distributions in Excess of Net Investment Income (Loss), Net of Deferred Taxes	(27,419,251)	(2,360,647)
Accumulated Net Realized Gain on Investments, Net of Deferred Taxes	5,585,629	1,996,260
Net Unrealized Appreciation (Depreciation) on Investments, Net of Deferred Taxes	(27,509,622)	3,506,362
Net Assets	$285,133,983	$46,760,154

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	19,250,000	2,150,000
Net Asset Value, Offering and Redemption Price Per Share	$14.81	$21.75

The accompanying notes are an integral part of the financial statements.

8

Yorkville Funds

Statements of Operations

For the year ended November 30, 2014

		Yorkville
	Yorkville	High Income
	High Income	Infrastructure
	MLP ETF	MLP ETF
Investment Income:
Dividend Income	$5,010,178	$—
Distributions from Master Limited Partnerships	20,409,502	2,285,730
Less: Return of Capital Distributions	(23,647,927)	(2,285,730)
Total Investment Income	1,771,753	—

Expenses:
Management Fees	2,419,516	322,293
Franchise Taxes	40,325	9,482
Total Expenses	2,459,841	331,775

Net Investment Loss, Before Taxes	(688,088)	(331,775)
Current Income Tax Benefit/(Expense)	(655,429)	(546,336)
Deferred Income Tax Benefit/(Expense)	762,522	665,392
Net Investment Loss, Net of Taxes	(580,995)	(212,719)

Net Realized Gain on:
Investments	5,882,371	3,113,296
Deferred Tax Benefit/(Expense)	(915,527)	(1,117,197)
Net Realized Gain on Investments, Net of Taxes	4,966,844	1,996,099

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(46,354,275)	2,763,721
Deferred Tax Benefit/(Expense)	7,214,540	(991,754)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Net of Taxes	(39,139,735)	1,771,967

Net Realized and Unrealized Gain (Loss) on Investments, Net of Taxes	(34,172,891)	3,768,066

Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,753,886)	$3,555,347

The accompanying notes are an integral part of the financial statements.

9

Yorkville Funds

Statements of Changes in Net Assets

			Yorkville High Income
	Yorkville High Income MLP ETF		Infrastructure MLP ETF
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2014	2013	2014	2013(1)
Operations:
Net Investment Loss, Net of Taxes	$(580,995)	$(313,140)	$(212,719)	$(79,769)
Net Realized Gain on Investments, Net of Taxes	4,966,844	740,402	1,996,099	161
Net Change in Unrealized Appreciation (Depreciation) on Investments, Net of Taxes	(39,139,735)	13,296,422	1,771,967	1,734,395
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,753,886)	13,723,684	3,555,347	1,654,787

Distributions to Shareholders:
Investment Income	(4,774,481)	—	(1,276,726)	—
Return of Capital	(21,289,981)	(18,097,235)	(1,494,324)	(791,433)
Total Distributions to Shareholders	(26,064,462)	(18,097,235)	(2,771,050)	(791,433)

Capital Share Transactions:
Issued	105,934,498	169,659,000	15,325,503	32,977,500
Redeemed	(13,687,290)	(920,500)	(3,190,500)	—
Increase in Net Assets from Capital Share Transactions	92,247,208	168,738,500	12,135,003	32,977,500

Total Increase in Net Assets	31,428,860	164,364,949	12,919,300	33,840,854

Net Assets:
Beginning of Year/Period	253,705,123	89,340,174	33,840,854	—
End of Year/Period (Includes Distributions in Excess of Net Investment Income of ($27,419,251), ($22,063,775), ($2,360,647) and ($871,202), respectively)	$285,133,983	$253,705,123	$46,760,154	$33,840,854

Share Transactions:
Issued	5,950,000	9,150,000	700,000	1,600,000
Redeemed	(800,000)	(50,000)	(150,000)	—
Net Increase in Shares Outstanding from Share Transactions	5,150,000	9,100,000	550,000	1,600,000

(1)	For the period February 11, 2013 (commencement of operations) to November 30, 2013.

The accompanying notes are an integral part of the financial statements.

10

Yorkville Funds

Financial Highlights

For the year or periods ended November 30,

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

												Ratio of Expenses to Average Net Assets				Ratio of Investment Income/ (Loss) to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Return of Capital	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(5)	Net Assets, End of Period (000)	Before Income Tax Expense		Net Income Tax Expense/ (Benefit)(7)	Total Expenses/ (Benefit)	Before Income Tax Benefit/ (Expense)	Tax Benefit/ (Expense)(8)	Net Investment Income (Loss)	Portfolio Turnover(5)(6)
Yorkville High Income MLP ETF
2014	$17.99	$(0.04)	$1.44	$(3.03)	$(1.63)	$(0.28)	$(1.27)	$(1.55)	$14.81	(10.17%)	$285,134	0.83	%(10)	(2.17%)	(1.34%)	(0.23%)	0.04%	(0.19%)	44%
2013	$17.87	$(0.03)	$1.47	$0.32 (9)	$1.76	$(0.00)	$(1.64)	$(1.64)	$17.99	9.98%	$253,705	0.82%		3.83%	4.65%	(0.24%)	0.07%	(0.17%)	37%
2012(1)(3)	$20.00	$0.03	$1.13	$(2.08)	$(0.92)	$(0.02)	$(1.19)	$(1.21)	$17.87	(4.51%)	$89,340	0.82%		0.00%	0.82%	0.25%	(0.00%)	0.25%	2%

Yorkville High Income Infrastructure MLP ETF
2014	$21.15	$(0.12)	$1.27	$1.01	$2.16	$(0.72)	$(0.84)	$(1.56)	$21.75	10.53%	$46,760	0.84	%(10)	5.07%	5.91%	(0.84%)	0.30%	(0.54%)	47%
2013(2)(4)	$20.00	$(0.09)	$1.08	$1.15	$2.14	$(0.00)	$(0.99)	$(0.99)	$21.15	11.00%	$33,841	0.82%		6.10%	6.92%	(0.82%)	0.29%	(0.53%)	—%

*	Per share data calculated using average shares method.
(1)	For the period ended November 30, 2012. All ratios for the period have been annualized.
(2)	For the period ended November 30, 2013. All ratios for the period have been annualized.
(3)	The Fund commenced operations on March 12, 2012.
(4)	The Fund commenced operations on February 11, 2013.
(5)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.
(6)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(7)	Net Income tax expense for the ratio calculation is derived from net investment, and realized and unrealized gains/(losses).
(8)	Income tax benefit/(expense) for the ratio calculation is derived from net investment income/(loss) only.
(9)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in Net Asset Value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(10)	Includes franchise tax expenses. Without franchise tax expenses, the net expense ratio would be 0.82%.

The accompanying notes are an integral part of the financial statements.

11

Yorkville Funds

Notes to the Financial Statements

November 30, 2014

1. ORGANIZATION

Exchange Traded Concepts Trust (the “Trust”), is a Delaware statutory trust formed on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with seven investment portfolios. The financial statements herein relate to the following funds: The Yorkville High Income MLP ETF and the Yorkville High Income Infrastructure MLP ETF (each a “Fund”, and collectively the “Funds”). The Yorkville High Income MLP ETF seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income MLP Index (the “Index”). The Yorkville High Income Infrastructure MLP ETF seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income Infrastructure MLP Index (the “Infrastructure Index”). Each Fund is classified as “non-diversified”. This means that the Funds may invest more of their assets in securities of a single issuer than that of a diversified fund. As a result, the performance of that issuer can have substantial impact on the share price. Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Exchange Traded Concepts, LLC (the “Adviser”), an Oklahoma limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the “Board”). The Adviser is responsible for managing the investment activities of the Funds, the Funds business affairs and other administrative matters. Yorkville ETF Advisors, LLC (the “Investment Sub-Adviser”) and Index Management Solutions, LLC (the “Trading Sub-Adviser”), serve as the sub-advisers to the Funds.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units”. Creation Units will be issued principally in-kind for securities included in a specified universe. Redemption of Creation Units are effected principally for cash. Once created, Shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates and Indemnifications — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Return of Capital Estimates — Distributions received by the Funds generally are comprised of income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available to the Funds and other industry sources. These estimates may subsequently be revised based on information received from Master Limited Partnerships (“MLP”) after their tax reporting periods are concluded. For the year ended November 30, 2014, the Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF estimated that 100% of the MLP distributions received would be treated as return of capital. However, multiple MLPs of the Yorkville High Income MLP ETF own stock of C-corporations that paid a dividend in the year ended November 30, 2014.

12

Yorkville Funds

Notes to the Financial Statements

November 30, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the entity. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Funds, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Funds have contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Funds sold their investments in the MLP. The MLPs themselves generally do not pay U.S. federal income taxes (although some states do impose a net income tax on partnerships). Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the ”Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

13

Yorkville Funds

Notes to the Financial Statements

November 30, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value during the year ended November 30, 2014, maximized the use of observable inputs and minimized the use of unobservable inputs and are disclosed on the Schedule of Investments.

For the year ended November 30, 2014, there have been no significant changes to the Funds fair valuation methodologies.

Federal and Other Income Taxes — Each Fund intends to invest primarily in MLPs, which generally are treated as qualified publicly traded partnerships for federal income tax purposes. Accordingly, the Funds do not intend to qualify, and will not qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code due to the Funds’ concentration in MLP securities, but are taxed as regular C-corporations. As a regular C-corporation, each Fund is obligated to pay federal, state and local income tax on its taxable income. Currently the maximum marginal regular federal income tax rate for a regular C-corporation is 35% for taxable income more than $10 million. The Funds may be subject to a 20% alternative minimum tax on their federal alternative minimum taxable income to the extent that their alternative minimum tax exceeds their regular federal income tax. Yorkville High Income Infrastructure MLP ETF is currently using an estimated 36% tax rate for federal, state and local tax which is composed of a 34% marginal federal tax rate and an assumed 1.90% rate attributable to state taxes (net of federal benefit) (2.02% in prior year). Yorkville High Income MLP ETF is currently using an estimated 37% tax rate for federal, state and local tax which is composed of a 34% marginal federal tax rate and an assumed 2.97% state tax rate (net of federal benefit) (2.93% in prior year).

As a consequence of being taxed as a C-corporation, the Funds will be obligated to pay applicable federal and state corporate income taxes on their taxable income as opposed to most other investment companies which are not so obligated. The Funds expect that a portion of the distributions they receive from MLPs will be treated as a tax deferred return of capital, thus reducing the Funds’ current tax liabilities and increasing the Funds’ deferred tax liabilities. However, the amount of taxes currently payable by the Funds will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the return from an investment in the Funds.

14

Yorkville Funds

Notes to the Financial Statements

November 30, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash distributions from MLPs to the Funds that exceed such Funds’ allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Funds’ adjusted tax basis in the equity securities of the MLP. These reductions in such Funds’ adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Funds on a subsequent sale of the securities. The Funds will accrue deferred income taxes for any future tax liabilities associated with (a) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (b) capital appreciation on their investments. Upon the sale of an MLP security, the Funds will rely to some extent on information provided by the MLPs, which is not necessarily timely, or accurate, to estimate deferred tax liabilities for purposes of financial statement reporting and determining NAV of the Funds. From time to time, the Funds will modify the estimates or assumptions related to the Funds’ deferred tax liabilities as new information becomes available.

Since the Funds will be subject to taxation on their taxable income, the NAV of the Funds’ shares will also be reduced by the accrual of any current or deferred tax liabilities. The Index and Infrastructure Index (the “Indices”) however are calculated without any adjustments for taxes. As a result, the Funds’ after tax performance could differ significantly from the Indices even if the pretax performance of the Funds and the performance of the Indices are closely correlated.

The tax expense or benefits attributable to certain components of income will be included in the Statements of Operations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for federal income tax purposes. Deferred tax assets and liabilities are calculated utilizing effective tax rates expected to be applied to taxable income in the years the temporary differences are realized or settled. A valuation allowance will be recognized if, based on the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realizable. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on cash distributions from the Funds’ MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused. The Funds’ policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date.

Dividends and Distributions to Shareholders — Each Fund distributes substantially all of its net investment income quarterly. All distributions are recorded on ex-dividend date. The estimated characterization of the distributions paid will be either an ordinary income or return of capital distribution. This estimate is based on the Funds’ operating results during the period. It is anticipated that a significant portion of their distributions will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the year will not be determined until after the end of the fiscal year. The Funds will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2015. As of November 30, 2014, approximately 81.7% of Yorkville High Income MLP ETF and 53.9% of Yorkville High Income Infrastructure MLP ETF’s distributions for the year ended November 30, 2014 are expected to be return of capital.

15

Yorkville Funds

Notes to the Financial Statements

November 30, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)

Creation Units — The Funds issue and redeem shares (“Shares”) at Net Asset Value (“NAV”) and only in large blocks of Shares (each block of Shares for a Fund is called a “Creation Unit”). Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee of $500 to the Adviser. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 to the Adviser. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to five times the fixed creation or redemption transaction fee may apply.

Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Shares of each Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Funds’ distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. The following table discloses Creation Unit breakdown at November 30, 2014:

	Creation Unit Shares	Creation Fee	Value	Redemption Fee
Yorkville High Income MLP ETF	50,000	$500	$740,500	$500
Yorkville High Income Infrastructure MLP ETF	50,000	500	1,087,500	500

3. AGREEMENTS

Investment Advisory Agreement

The Adviser serves as the investment adviser to the Funds. The Investment Sub-Adviser and the Trading Sub-Adviser, serve as sub-advisers to the Funds.

The Adviser has retained the Investment Sub-Adviser to be responsible for the day-to-day management of the Funds and the Trading Sub-Adviser to be responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser or in connection with any rebalancing or reconstitution of the Index or Infrastructure Index, subject to the supervision of the Adviser and the Board of Trustees.

For the services it provides to each Fund, the Funds pay the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.82% on the average daily net assets of each Fund. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).

Certain officers or interested trustees of the Trust are also officers or employees of the Adviser or its affiliates. They receive no fees for serving as officers of the Trust.

16

Yorkville Funds

Notes to the Financial Statements

November 30, 2014 (Continued)

3. AGREEMENTS (concluded)

Sub-Advisory Agreements

The Investment Sub-Adviser, a Delaware limited liability company, is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of the Adviser and the Board. Under a Sub-Advisory Agreement, the Adviser pays the Investment Sub-Adviser a fee, which is calculated daily and paid monthly at an annual rate of 0.62% on the average daily net assets of each Fund.

The Investment Sub-Adviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of each Fund, except Excluded Expenses, not paid by the Adviser.

The Trading Sub-Adviser is a wholly-owned subsidiary of VTL Associates, LLC and is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser or in connection with any rebalancing or reconstitution of the Index or Infrastructure Index, subject to the supervision of the Adviser and the Board. Under a Sub-Advisory Agreement, the Adviser pays the Trading Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.055% on the average daily net assets of each Fund, subject to a $10,000 minimum fee.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) serves as the Funds’ underwriter and distributor of Shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Funds’ custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (ii) filing fees; and (iii) all other expenses incurred in connection with the distribution services, that are not reimbursed by the Adviser, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund Shares.

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average net assets each year for certain distribution-related activities. For the year ended November 30, 2014, no fees were charged by the Distributor under the Plan and the Plan will only be implemented with approval of the Board.

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. JPMorgan Chase Bank, N.A. (the “Custodian” and “Transfer Agent”) serves as the Funds’ Custodian and Transfer Agent pursuant to a Domestic Custody Agreement and Agency Services Agreement. The Adviser of the Funds pays these fees.

Certain officers of the Trust are also employees of the Administrator or its affiliates. They receive no fees for serving as officers of the Trust.

17

Yorkville Funds

Notes to the Financial Statements

November 30, 2014 (Continued)

4. INVESTMENT TRANSACTIONS

For the year ended November 30, 2014, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales
Yorkville High Income MLP ETF	$135,380,708	$155,434,069
Yorkville High Income Infrastructure MLP ETF	19,770,185	23,832,758

For the year ended November 30, 2014, in-kind transactions associated with Creations were:

	Purchases	Proceeds	Net Realized Gain
Yorkville High Income MLP ETF	$89,848,752	$—	$—
Yorkville High Income Infrastructure MLP ETF	13,950,081	—	—

There were no purchases or sales of long-term U.S. Government securities by the Funds.

5. RISKS OF INVESTING IN THE FUNDS

The Funds’ assets will be concentrated in an industry or group of industries to the extent that the Index or Infrastructure Index concentrates in a particular industry or group of industries. By concentrating their assets in a particular industry or group of industries, the Funds are subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Funds to a greater extent than if the Funds’ net assets were invested in a wider variety of industries.

Under normal circumstances, each Fund intends to invest at least 80% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Funds is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

18

Yorkville Funds

Notes to the Financial Statements

November 30, 2014 (Continued)

6. INCOME TAXES

The Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF income tax expense/(benefit) for the year ended November 30, 2014, consists of the following:

Yorkville High Income MLP ETF	Current Expense	Deferred Expense/ (Benefit)	Total Expense/ (Benefit)
Federal	$652,629	$(14,632,728)	$(13,980,099)
State	2,800	(1,213,909)	(1,211,109)
Change in Valuation Allowance	—	8,785,102	8,785,102
Total	$655,429	$(7,061,535)	$(6,406,106)

Yorkville High Income Infrastructure MLP ETF	Current Expense	Deferred Expense/ (Benefit)	Total Expense/ (Benefit)
Federal	$502,602	$1,370,330	$1,872,932
State	43,734	73,229	116,963
Total	$546,336	$1,443,559	$1,989,895

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate to net investment income/(loss) and net realized and unrealized gain/(loss) on investments before taxes as follows:

	For the year ended November 30, 2014

Yorkville High Income MLP ETF	Amount	Rate
Income Tax Expense/(Benefit) at Statutory Rate	$(13,994,397)	(34.00%	)
State Tax Expense/(Benefit) (net of federal)	(1,223,889)	(2.97%	)
Change in Valuation Allowance	8,785,102	21.34%
Other Expense/(Benefit)	27,078	0.06%
Net Income Tax Expense/(Benefit)	$(6,406,106)	(15.57%	)

	For the year ended November 30, 2014

Yorkville High Income Infrastructure MLP ETF	Amount	Rate
Income Tax Expense/(Benefit) at Statutory Rate	$1,885,382	34.00%
State Tax Expense/(Benefit) (net of federal)	105,167	1.90%
Other	(654)	(0.02%	)
Net Income Tax Expense/(Benefit)	$1,989,895	35.88%
19

Yorkville Funds

Notes to the Financial Statements

November 30, 2014 (Continued)

6. INCOME TAXES (continued)

Components of each Fund’s deferred tax assets and liabilities are as follows:

	Yorkville High Income MLP ETF	Yorkville High Income Infrastructure MLP ETF

	Year Ended November 30, 2014	Year Ended November 30, 2014
Deferred Tax Assets:
Unrealized loss on investments	$13,940,622	$430,674
Net operating loss carryforward	435,012	—
Charitable contribution carryforward	4,564	—
AMT carryforward	655,429	—
Total Deferred Tax Assets	$15,035,627	$430,674
Valuation Allowance	(8,785,102)	—
Net Deferred Tax Assets	$6,250,525	$430,674

Deferred Tax Liabilities:
Unrealized gain on investments	$(6,250,525)	$(2,805,479)
Total Deferred Tax Liabilities	$(6,250,525)	$(2,805,479)

Net Deferred Tax Asset/(Liability)	$—	$(2,374,805)

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing the recoverability of its deferred tax assets, management considers available carrybacks, reversing temporary taxable differences, projections of future taxable income and tax planning (if any). Yorkville High Income MLP ETF has recorded a valuation allowance of $8,785,102 of the net deferred tax asset at November 30, 2014, as the Fund believes it is more-likely-than-not the asset will not be realized within the relevant carryforward periods. The Fund may be required to modify the estimates or assumptions it uses regarding the deferred tax asset or liability as new information becomes available. Since the Funds are subject to taxation on their taxable income, the NAV of Funds shares are reduced by the accrual of any deferred tax liabilities. Because of the impact of deferred taxes, the Funds’ performance could differ from their underlying Index.

20

Yorkville Funds

Notes to the Financial Statements

November 30, 2014 (Continued)

6. INCOME TAXES (continued)

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits.

	Yorkville High Income MLP ETF	Yorkville High Income Infrastructure MLP ETF

	Year Ended November 30, 2014	Year Ended November 30, 2014
Unrecognized tax benefit (beginning balance)	$—	$—
Changes for prior period positions	—	—
Current period positions	—	—
Settlements	—	—
Lapse of Statute of limitations	—	—
Unrecognized tax benefit (ending balance)	$—	$—

The Funds recognize the tax benefits of uncertain positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. and State tax returns filed or expected to be filed since inception of the Funds. The Funds’ tax years are open for examination by U.S. and state tax authorities for all periods. The Funds are not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next 12 months. As of November 30, 2014 Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF had the following expiring net operating losses:

Fund	Origination	Amount	Expiration
Yorkville High Income MLP ETF	11/30/2012	$454,274	11/30/2032
	11/30/2013	695,798	11/30/2033
	11/30/2014	26,478	11/30/2034
		$1,176,550

Fund	Origination	Amount	Expiration
Yorkville High Income Infrastructure MLP ETF	11/30/2013	$124,340	11/30/2033
	11/30/2014	(124,340)
		$—

The Funds’ net deferred tax liability and deferred income tax expense includes any prior year’s return to provision adjustments. Prior year’s income tax provision was based on estimates and information available at the time of the balance sheet date.

21

Yorkville Funds

Notes to the Financial Statements

November 30, 2014 (Concluded)

6. INCOME TAXES (concluded)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at November 30, 2014, were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Yorkville High Income MLP ETF	$306,021,944	$16,905,424	$(37,704,372)	$(20,798,948)
Yorkville High Income Infrastructure MLP ETF	42,901,926	7,815,462	(1,199,766)	6,615,696

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from the Funds’ investments in MLP interests.

7. OTHER

At November 30, 2014, the records of the Trust reflected that 100% of the Funds’ total Shares outstanding were held by five Authorized Participants, in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NYSE Arca, Inc. and have been purchased and sold by persons other than Authorized Participants.

8. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, the Funds have determined that there was the following subsequent event:

On January 15, 2015, the Adviser and the Investment Sub-Adviser underwent a change in control as a result of a change in control of their direct controlling shareholder, Yorkville ETF Holdings LLC (the “Transaction”).

The Transaction resulted in the assignment and automatic termination of the Advisory Agreement with the Adviser and the sub-advisory agreement between the Adviser and the Investment Sub-Adviser. Further, the sub-advisory agreement between the Adviser and the Trading Sub-Adviser, by its terms, automatically terminated upon the termination of the Advisory Agreement. On December 19, 2014, in anticipation of the Transaction, the Funds’ Board approved an interim advisory agreement with the Adviser and an interim sub-advisory agreement with the Investment Sub-Adviser (together, the “Adviser and Investment Sub-Adviser Interim Agreements”). The Adviser and Investment Sub-Adviser Interim Agreements are substantially identical to the agreements that terminated, with the exception of different effective and termination dates and providing that the Adviser and Investment Sub-Adviser’s fees (which did not change) be placed in escrow until new agreements are approved by shareholders. In addition, the Funds’ Board approved an interim sub-advisory agreement with Penserra Capital Management, LLC (“Penserra”), which will act as the Funds’ trading sub-adviser during the interim period (the “Penserra Interim Agreement” and, collectively with the Adviser and Investment Sub-Adviser Interim Agreements, the “Interim Agreements”). The Penserra Interim Agreement is substantially identical to the terminated agreement with the Trading Sub-Adviser, with the exception of the parties and the effective and termination dates. The Funds will be managed by the Adviser, the Investment Sub-Adviser and Penserra under the Interim Agreements until new agreements with the Adviser, the Investment Sub-Adviser and Penserra are approved by each Fund’s shareholders or until June 14, 2015, whichever comes first. Neither the Transaction nor the Interim Agreements resulted in changes to the Funds’ investment objectives or strategies, fees charged to the Funds or services provided, except that Penserra has replaced the Trading Sub-Adviser. Proposals to approve new advisory agreements will be submitted for shareholder approval at a special meeting of shareholders, expected to be held during the second quarter of 2015.

22

Yorkville Funds

Report of Independent Registered Public Accounting Firm

November 30, 2014

To the Shareholders of Yorkville High Income MLP ETF and

Yorkville High Income Infrastructure MLP ETF and

Board of Trustees of Exchange Traded Concepts Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (the “Funds”), each a series of Exchange Traded Concepts Trust, as of November 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the three periods in the period then ended for Yorkville High Income MLP ETF, and the financial highlights for each of the two periods in the period then ended for Yorkville High Income Infrastructure MLP ETF. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF, each a series of Exchange Traded Concepts Trust, as of November 30, 2014, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 30, 2015

23

Yorkville Funds
Trustees and Officers of the Trust

November 30, 2014 (Unaudited)

The following chart lists Trustees and Officers as of November 30, 2014.

Set forth below are the names, ages, addresses, position with the Funds, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Funds. The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-YES-YETF.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee

Interested Trustee

J. Garrett Stevens c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (35 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to 2011 – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Traded Concepts Trust II 2012 to present – President	7	None

Independent Trustees

Timothy J. Jacoby c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (62 years old)	Trustee	Since 2014	Deloitte & Touche LLP 2000 to 2014 – Partner	10	Exchange Traded Concepts Trust II(2) - Trustee; Source ETF Trust(1) - Trustee
24

Yorkville Funds
Trustees and Officers of the Trust

November 30, 2014 (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee

Independent Trustees (continued)

David M. Mahle c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (70 years old)	Trustee	Since 2011	Jones Day 2012 to Present – Consultant; Jones Day 2008 to 2011 – Of Counsel; Jones Day 1988 to 2008 – Partner	10	Exchange Traded Concepts Trust II(2) - Trustee; Source ETF Trust(1) - Trustee

Kurt Wolfgruber c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (64 years old)	Trustee	Since 2012	Oppenheimer Funds Inc. 2007 to 2009 – President	10	New Mountain Finance Corp. - Director; Exchange Traded Concepts Trust II(2) - Trustee; Source ETF Trust(1) - Trustee

Mark Zurack c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (57 years old)	Trustee	Since 2011	Columbia Business School 2002 to Present – Professor	8	Source ETF Trust(1) - Trustee
25

Yorkville Funds
Trustees and Officers of the Trust

November 30, 2014 (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Officers

J. Garrett Stevens c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (35 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2004-Present; 2000 to 2011 – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Traded Concepts Trust II 2012 to present – President	None

Richard Hogan c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (52 years old)	Treasurer and Secretary	Since 2011	Managing Member, Yorkville ETF Advisors 2011 to Present; Private Investor, 2002 to 2011	Board Member of Peconic Land Trust of Suffolk County, NY; Exchange Traded Concepts Trust II(2) - Trustee

Peter Rodriguez c/o SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (52 years old)	Assistant Treasurer	Since 2011	Director, Fund Accounting, SEI Investments Global Funds Services, 2011 to present, 1997 to 2005; Director, Mutual Fund Trading, SEI Private Trust Company, 2009 to 2011; Director, Asset Data Services, Global Wealth Services, 2006 to 2009; Director, Portfolio Accounting, SEI Investments Global Funds Services, 2005 to 2006	None

Eric Kleinschmidt c/o SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (46 years old)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services 2004 to present, Manager, Fund Accounting 1999 to 2004.	None

[1]	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
[2]	Timothy Jacoby was appointed to serve as an Independent Trustee to the Board effective June 1, 2014.
26

Yorkville ETF Advisors

Disclosure of Fund Expenses

(Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Annualized Expense Ratios(1)	Expenses Paid During Period(2)
Yorkville High Income MLP ETF
Actual Fund Return	$1,000.00	$851.80	0.84%	$3.90
Hypothetical 5% Return	$1,000.00	$1,020.86	0.84%	$4.26
Yorkville High Income Infrastructure MLP ETF
Actual Fund Return	$1,000.00	$1,027.60	0.86%	$4.37
Hypothetical 5% Return	$1,000.00	$1,020.76	0.86%	$4.36

(1)	Tax benefit/(expense) is not included in the ratio calculation.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 183/365 (to reflect the one-half year period shown).
27

Yorkville ETF Advisors

Supplemental Information

(Unaudited)

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The NAV of a Fund may also be impacted by the accrual of deferred taxes. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Funds website at www.yetfs.com.

28

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Exchange Traded Concepts

2545 S. Kelly Avenue, Suite C
Edmond, OK 73013

Investment Adviser:

Exchange Traded Concepts, LLC
2545 S. Kelly Avenue, Suite C

Edmond, OK 73013

Investment Sub-Adviser:

Yorkville ETF Advisors
405 Park Avenue, 9th Floor
Suite 901
New York, NY 10022

Trading Sub-Adviser:

Index Management Solutions, LLC
One Commerce Square
2005 Market Street, Suite 2020
Philadelphia, PA 19103

Distributor:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator:

SEI Investments Global Fund Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP
2020 K Street, NW
Washington, DC 20006-1806

Independent Registered Public Accounting Firm:

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

This information must be preceded or accompanied by a current prospectus for the Funds.

YCM-AR-001-0200

Yorkville High Income MLP ETF
Yorkville High Income Infrastructure MLP ETF

Semi-Annual Report

May 31, 2015

(Unaudited)

Yorkville Funds

The Funds file their complete schedule of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Exchange Traded Concepts, LLC uses to determine how to vote proxies relating to each Fund’s securities, as well as information relating to how the Funds voted proxies relating to each Fund’s securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-YES-YETF; and (ii) on the Commission’s website at http://www.sec.gov.

Yorkville Funds

Yorkville High Income MLP ETF

Schedule of Investments

May 31, 2015 (Unaudited)

Sector Weightings†

† Percentages based on total investments.

Description	Shares	Fair Value
MASTER LIMITED PARTNERSHIPS — 99.2%
Energy — 87.8%
Alliance Holdings GP	165,123	$7,958,929
Alliance Resource Partners	352,727	10,578,283
Atlas Resource Partners	1,655,528	12,532,347
Calumet Specialty Products Partners	467,583	12,451,735
Capital Product Partners	1,227,724	11,184,566
CSI Compressco	501,783	9,985,482
Dynagas LNG Partners	251,367	4,798,596
EV Energy Partners	920,125	13,001,366
Exterran Partners	476,208	12,329,025
Foresight Energy	301,700	4,220,783
GasLog Partners	229,013	5,839,832
Global Partners	230,889	9,604,982
Golar LNG Partners	447,685	12,629,194
KNOT Offshore Partners	230,269	5,434,348
Memorial Production Partners	715,475	10,689,196
NGL Energy Partners	452,523	13,602,841
Seadrill Partners	949,877	13,079,806
Teekay LNG Partners	268,162	9,401,760
Teekay Offshore Partners	542,650	12,128,228
Transocean Partners	642,226	9,935,236
USA Compression Partners	255,572	5,696,700
Vanguard Natural Resources	820,144	13,023,887
		220,107,122
Industrials — 5.4%
Navios Maritime Partners	1,235,532	13,442,588

Description	Shares	Fair Value
Materials — 6.0%
Hi-Crush Partners	330,773	$9,857,035
SunCoke Energy Partners	237,263	5,105,900
		14,962,935
Total Master Limited Partnerships (Cost $285,390,732)		248,512,645

Total Investments - 99.2% (Cost $285,390,732)		$248,512,645

Percentages are based on Net Assets of $250,603,264.

GP — General Partner

As of May 31, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance under U.S. GAAP.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

2

Yorkville Funds

Yorkville High Income Infrastructure MLP ETF

Schedule of Investments

May 31, 2015 (Unaudited)

Sector Weightings†

† Percentages based on total investments.

Description	Shares	Fair Value
MASTER LIMITED PARTNERSHIPS — 101.6%
Energy — 101.6%
Buckeye Partners	31,649	$2,447,417
Crestwood Midstream Partners	160,035	2,147,670
DCP Midstream Partners	61,825	2,336,985
Enable Midstream Partners	133,388	2,374,306
Enbridge Energy Partners	66,008	2,448,237
Energy Transfer Equity	37,536	2,577,597
Energy Transfer Partners	85,099	4,785,106
EnLink Midstream Partners	88,436	2,194,982
Equities Midstream Partners	31,281	2,617,281
MarkWest Energy Partners	38,966	2,518,373
Martin Midstream Partners	69,095	2,434,908
NuStar Energy	40,148	2,505,637
ONEOK Partners	60,600	2,366,430
Plains All American Pipeline	50,321	2,362,571
Plains GP Holdings, Cl A	87,492	2,446,276
Rose Rock Midstream	50,750	2,571,503
Spectra Energy Partners	45,468	2,318,868
Summit Midstream Partners	76,160	2,561,261
Sunoco Logistics Partners	57,422	2,273,911
Targa Resources Partners	61,927	2,677,104
Tesoro Logistics	44,887	2,594,917
Western Gas Equity Partners	39,135	2,506,597
Western Gas Partners	36,704	2,514,224
Williams Partners	50,038	2,796,123
Total Master Limited Partnerships
(Cost $60,044,582)		61,378,284

Total Investments - 101.6%
(Cost $60,044,582)		$61,378,284

Percentages are based on Net Assets of $60,430,920.

Cl — Class

GP — General Partner

As of May 31, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance under U.S. GAAP.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

3

Yorkville Funds

Statements of Assets and Liabilities

May 31, 2015 (Unaudited)

		Yorkville
	Yorkville	High Income
	High Income	Infrastructure
	MLP ETF	MLP ETF
Assets:
Investments at Cost	$285,390,732	$60,044,582
Investments at Fair Value	$248,512,645	$61,378,284
Cash	2,181,370	142,303
Dividends Receivable	96,366	—
Prepaid Taxes	1,671	9,214
Total Assets	250,792,052	61,529,801

Liabilities:
Payable Due to Investment Adviser	180,695	42,727
Deferred Tax Liability, Net	—	1,054,765
Taxes Payable	8,093	1,389
Total Liabilities	188,788	1,098,881

Net Assets	$250,603,264	$60,430,920

Net Assets Consist of:
Paid-in Capital	$350,258,041	$59,649,835
Distributions in Excess of Net Investment Income, Net of Taxes	(26,487,775)	(2,518,421)
Accumulated Net Realized Gain (Loss) on Investments, Net of Taxes	(36,672,809)	2,448,421
Net Unrealized Appreciation (Depreciation) on Investments, Net of Taxes	(36,494,193)	851,085
Net Assets	$250,603,264	$60,430,920

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	21,600,000	3,000,000
Net Asset Value, Offering and Redemption Price Per Share	$11.60	$20.14

The accompanying notes are an integral part of the financial statements.

4

Yorkville Funds

Statements of Operations

For the period ended May 31, 2015 (Unaudited)

		Yorkville
	Yorkville	High Income
	High Income	Infrastructure
	MLP ETF	MLP ETF
Investment Income:
Dividend Income	$3,648,960	$—
Distributions from Master Limited Partnerships	9,717,298	1,762,379
Less: Return of Capital Distributions	(11,367,541)	(1,762,511)
Total Investment Income (Loss)	1,998,717	(132)

Expenses:
Management Fees	1,016,073	239,194
Franchise Taxes	51,168	6,214
Total Expenses	1,067,241	245,408

Net Investment Income (Loss), Before Taxes	931,476	(245,540)
Deferred Income Tax Benefit/(Expense)	—	87,766
Net Investment Income (Loss), Net of Taxes	931,476	(157,774)

Net Realized Gain (Loss) on:
Investments	(42,258,438)	705,070
Deferred Tax Benefit/(Expense)	—	(252,909)
Net Realized Gain (Loss) on Investments, Net of Taxes	(42,258,438)	452,161

Net Change in Unrealized Depreciation on:
Investments	(8,984,571)	(4,140,460)
Deferred Tax Benefit/(Expense)	—	1,485,183
Net Change in Unrealized Depreciation on Investments, Net of Taxes	(8,984,571)	(2,655,277)

Net Realized and Unrealized Loss on Investments, Net of Taxes	(51,243,009)	(2,203,116)

Net Decrease in Net Assets Resulting from Operations	$(50,311,533)	$(2,360,890)

The accompanying notes are an integral part of the financial statements.

5

Yorkville Funds

Statements of Changes in Net Assets

			Yorkville High Income
	Yorkville High Income MLP ETF		Infrastructure MLP ETF
	Period Ended	Year Ended	Period Ended	Year Ended
	May 31, 2015	November 30,	May 31, 2015	November 30,
	(Unaudited)	2014	(Unaudited)	2014
Operations:
Net Investment Income (Loss), Net of Taxes	$931,476	$(580,995)	$(157,774)	$(212,719)
Net Realized Gain (Loss) on Investments, Net of Taxes	(42,258,438)	4,966,844	452,161	1,996,099
Net Change in Unrealized Appreciation (Depreciation) on Investments, Net of Taxes	(8,984,571)	(39,139,735)	(2,655,277)	1,771,967
Net Increase (Decrease) in Net Assets Resulting from Operations	(50,311,533)	(34,753,886)	(2,360,890)	3,555,347

Distributions to Shareholders:
Investment Income	—	(4,774,481)	—	(1,276,726)
Return of Capital	(15,107,500)	(21,289,981)	(1,785,000)	(1,494,324)
Total Distributions to Shareholders	(15,107,500)	(26,064,462)	(1,785,000)	(2,771,050)

Capital Share Transactions:
Issued	45,943,548	105,934,498	19,792,366	15,325,503
Redeemed	(15,055,234)	(13,687,290)	(1,975,710)	(3,190,500)
Increase in Net Assets from Capital Share Transactions	30,888,314	92,247,208	17,816,656	12,135,003

Total Increase (Decrease) in Net Assets	(34,530,719)	31,428,860	13,670,766	12,919,300

Net Assets:
Beginning of Period	285,133,983	253,705,123	46,760,154	33,840,854
End of Period (Includes Distributions in Excess of Net Investment Income of ($26,487,775), ($27,419,251), ($2,518,421) and ($2,360,647), respectively)	$250,603,264	$285,133,983	$60,430,920	$46,760,154

Share Transactions:
Issued	3,600,000	5,950,000	950,000	700,000
Redeemed	(1,250,000)	(800,000)	(100,000)	(150,000)
Net Increase in Shares Outstanding from Share Transactions	2,350,000	5,150,000	850,000	550,000

The accompanying notes are an integral part of the financial statements.

6

Yorkville Funds

Financial Highlights

For the period ended May 31, 2015 (Unaudited) and the years or periods ended November 30,

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

												Ratio of Expenses to Average Net Assets				Ratio of Investment Income/ (Loss) to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Return of Capital	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(5)	Net Assets End of Period (000)	Before Income Tax Expense		Net Income Tax Expense/ (Benefit)(7)	Total Expenses/ (Benefit)	Before Income Tax Benefit/ (Expense)	Income Tax Benefit/ (Expense)(8)	Net Investment Income (Loss)	Portfolio Turnover(5)(6)
Yorkville High Income MLP ETF
2015**	$14.81	$0.05	$0.57	$(3.10)	$(2.48)	$(0.00)	$(0.73)	$(0.73)	$11.60	(16.95%)	$250,603	0.86	%(10)	0.00%	0.86%	0.75%	0.00%	0.75%	46%
2014	$17.99	$(0.04)	$1.44	$(3.03)	$(1.63)	$(0.28)	$(1.27)	$(1.55)	$14.81	(10.17%)	$285,134	0.83	%(10)	(2.17%)	(1.34%)	(0.23%)	0.04%	(0.19%)	44%
2013	$17.87	$(0.03)	$1.47	$0.32 (9)	$1.76	$(0.00)	$(1.64)	$(1.64)	$17.99	9.98%	$253,705	0.82%		3.83%	4.65%	(0.24%)	0.07%	(0.17%)	37%
2012(1)(3)	$20.00	$0.03	$1.13	$(2.08)	$(0.92)	$(0.02)	$(1.19)	$(1.21)	$17.87	(4.51%)	$89,340	0.82%		0.00%	0.82%	0.25%	(0.00%)	0.25%	2%

Yorkville High Income Infrastructure MLP ETF
2015**	$21.75	$(0.06)	$0.62	$(1.57)	$(1.01)	$(0.00)	$(0.60)	$(0.60)	$20.14	(4.67%)	$60,431	0.84	%(10)	(4.52%)	(3.68%)	(0.84%)	0.30%	(0.54%)	32%
2014	$21.15	$(0.12)	$1.27	$1.01	$2.16	$(0.72)	$(0.84)	$(1.56)	$21.75	10.53%	$46,760	0.84	%(10)	5.07%	5.91%	(0.84%)	0.30%	(0.54%)	47%
2013(2)(4)	$20.00	$(0.09)	$1.08	$1.15	$2.14	$(0.00)	$(0.99)	$(0.99)	$21.15	11.00%	$33,841	0.82%		6.10%	6.92%	(0.82%)	0.29%	(0.53%)	—%

*	Per share data calculated using average shares method.
**	For the six month period ended May 31, 2015. All ratios for the period have been annualized.
(1)	For the period ended November 30, 2012. All ratios for the period have been annualized.
(2)	For the period ended November 30, 2013. All ratios for the period have been annualized.
(3)	The Fund commenced operations on March 12, 2012.
(4)	The Fund commenced operations on February 11, 2013.
(5)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.
(6)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(7)	Net income tax expense for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
(8)	Income tax benefit/(expense) for the ratio calculation is derived from net investment income (loss) only.
(9)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in Net Asset Value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(10)	Includes franchise tax expenses. Without franchise tax expenses, the net expense ratio would be 0.82%.

The accompanying notes are an integral part of the financial statements.

7

Yorkville Funds

Notes to the Financial Statements

May 31, 2015 (Unaudited)

1. ORGANIZATION

Exchange Traded Concepts Trust (the “Trust”), is a Delaware statutory trust formed on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with eight investment portfolios. The financial statements herein relate to the following funds: The Yorkville High Income MLP ETF and the Yorkville High Income Infrastructure MLP ETF (each a “Fund”, and collectively the “Funds”). The Yorkville High Income MLP ETF seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income MLP Index (the “Index”). The Yorkville High Income Infrastructure MLP ETF seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income Infrastructure MLP Index (the “Infrastructure Index”). Each Fund is classified as “non-diversified”. This means that the Funds may invest more of their assets in securities of a single issuer than that of a diversified fund. As a result, the performance of that issuer can have substantial impact on the share price. Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Exchange Traded Concepts, LLC (the “Adviser”), an Oklahoma limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the “Board”). The Adviser is responsible for managing the investment activities of the Funds, the Funds’ business affairs and other administrative matters. Yorkville ETF Advisors, LLC (the “Investment Sub-Adviser”) and Penserra Capital Management, LLC (the “Trading Sub-Adviser”), serve as the sub-advisers to the Funds. The Trading Sub-Adviser replaced Index Management Solutions, LLC, the Funds’ previous trading sub-adviser, on January 15, 2015. See Note 3 for additional information on the approval of the agreements.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units”. Creation Units will be issued principally in-kind for securities included in a specified universe. Redemption of Creation Units are effected principally for cash. Once created, Shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates and Indemnifications — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Return of Capital Estimates — Distributions received by the Funds generally are comprised of income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available to the Funds and other industry sources. These estimates may subsequently be revised based on information received from Master Limited Partnerships (“MLP”) after their tax reporting periods are concluded. For the period ended May 31, 2015, the Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF estimated that 100% of the MLP distributions received would be treated as return of capital. However, multiple MLPs of the Yorkville High Income MLP ETF own stock of C-corporations that paid dividends in the period ended May 31, 2015.

8

Yorkville Funds

Notes to the Financial Statements

May 31, 2015 (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes (although some states do impose a net income tax on partnerships). Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, unless amortized cost is determined not to be representative of fair value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

9

Yorkville Funds

Notes to the Financial Statements

May 31, 2015 (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value during the period ended May 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs and are disclosed on the Schedules of Investments.

For the period ended May 31, 2015, there have been no significant changes to the Funds fair valuation methodologies.

Federal and Other Income Taxes — Each Fund intends to invest primarily in MLPs, which generally are treated as qualified publicly traded partnerships for federal income tax purposes. Accordingly, the Funds do not intend to qualify, and will not qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code due to the Funds’ concentration in MLP securities, but are taxed as a regular C-corporations. As a regular C-corporation, each Fund is obligated to pay federal, state and local income tax on its taxable income. Currently the maximum marginal regular federal income tax rate for a regular C-corporation is 35% for taxable income more than $10 million. The Funds may be subject to a 20% alternative minimum tax on their federal alternative minimum taxable income to the extent that their alternative minimum tax exceeds their regular federal income tax. Yorkville High Income Infrastructure MLP ETF is currently using an estimated 36% tax rate for federal, state and local tax which is composed of a 34% marginal federal tax rate and an assumed 1.816% rate attributable to state taxes (net of federal benefit). Yorkville High Income MLP ETF is currently using an estimated 38% tax rate for federal, state and local tax which is composed of a 35% marginal federal tax rate and an assumed 2.638% state tax rate (net of federal benefit).

As a consequence of being taxed as a C-corporation, the Funds will be obligated to pay applicable federal and state corporate income taxes on their taxable income as opposed to most other investment companies which are not so obligated. The Funds expect that a portion of the distributions they receive from MLPs will be treated as a tax deferred return of capital, thus reducing the Funds’ current tax liabilities and increasing the Funds’ deferred tax liabilities. However, the amount of taxes currently payable by the Funds will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Funds.

Cash distributions from MLPs to the Funds that exceed such Funds’ allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Funds’ adjusted tax basis in the equity securities of the MLP. These reductions in such Funds’ adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Funds on a subsequent sale of the securities. The Funds will accrue deferred income taxes for any future tax liabilities associated with (a) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (b) capital appreciation on their investments. Upon the sale of an MLP security, the Funds will rely to some extent on information provided by the MLPs, which is not necessarily timely, or accurate, to estimate deferred tax liabilities for purposes of financial statement reporting and determining NAV of the Funds. From time to time, the Funds will modify the estimates or assumptions related to the Funds’ deferred tax liabilities as new information becomes available.

10

Yorkville Funds

Notes to the Financial Statements

May 31, 2015 (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Since the Funds will be subject to taxation on their taxable income, the NAV of the Funds’ shares will also be reduced by the accrual of any current or deferred tax liabilities. The Index and Infrastructure Index (the “Indices”) however are calculated without any adjustments for taxes. As a result, the Funds’ after tax performance could differ significantly from the Indices even if the pretax performance of the Funds and the performance of the Indices are closely correlated.

The tax expense or benefits attributable to certain components of income will be included in the Statements of Operations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for federal income tax purposes. Deferred tax assets and liabilities are calculated utilizing effective tax rates expected to be applied to taxable income in the years the temporary differences are realized or settled. A valuation allowance will be recognized if, based on the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realizable. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on cash distributions from the Funds’ MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused. The Funds’ policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date.

Dividends and Distributions to Shareholders — Each Fund distributes substantially all of its net investment income quarterly. All distributions are recorded on ex-dividend date. The estimated characterization of the distributions paid will be either an ordinary income or return of capital distribution. This estimate is based on the Funds’ operating results during the period. It is anticipated that a significant portion of their distributions will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Funds will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2016. As of May 31, 2015, the Funds’ distributions for the period ended May 31, 2015 were expected to be mostly return of capital.

Creation Units — The Funds issue and redeem shares (“Shares”) at Net Asset Value (“NAV”) and only in large blocks of Shares (each block of Shares for a Fund is called a “Creation Unit”). Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee of $500 to the Adviser. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 to the Adviser. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to five times the fixed creation or redemption transaction fee may apply.

Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Shares of each Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Funds’ distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

11

Yorkville Funds

Notes to the Financial Statements

May 31, 2015 (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)

If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. The following table discloses Creation Unit breakdown at May 31, 2015:

	Creation Unit Shares	Creation Fee	Value	Redemption Fee
Yorkville High Income MLP ETF	50,000	$500	$580,000	$500
Yorkville High Income Infrastructure MLP ETF	50,000	500	1,007,000	500

3. AGREEMENTS

Investment Advisory Agreement

The Adviser serves as the investment adviser to the Funds. The Investment Sub-Adviser and the Trading Sub-Adviser serve as sub-advisers to the Funds.

The Adviser has retained the Investment Sub-Adviser to be responsible for the day-to-day management of the Funds and the Trading Sub-Adviser to be responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser or in connection with any rebalancing or reconstitution of the Index or Infrastructure Index, subject to the supervision of the Adviser and the Board.

For the services it provides to each Fund, each Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.82% on the average daily net assets of each Fund. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).

Certain officers or interested trustees of the Trust may also be officers or employees of the Adviser or its affiliates. They receive no fees for serving as officers of the Trust.

Sub-Advisory Agreements

Yorkville ETF Advisors, LLC, or the Investment Sub-Adviser, a Delaware limited liability company, is responsible for the day-to-day management of the Funds and for making investment decisions for the Funds, subject to the supervision of the Adviser and the Board. Under a sub-advisory agreement, the Adviser pays the Investment Sub-Adviser a fee, calculated daily and paid monthly at an annual rate of 0.62% on the average daily net assets of each Fund. The Investment Sub-Adviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of each Fund, except Excluded Expenses, not paid by the Adviser.

Until January 15, 2015, Index Management Solutions, LLC (“IMS”) served as the trading sub-adviser to the Funds. IMS is a wholly-owned subsidiary of VTL Associates, LLC and a Pennsylvania limited liability company, located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103. IMS was responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser or in connection with any rebalancing or reconstitution of the Index or Infrastructure Index, subject to the supervision of the Adviser and the Board. Under a sub-advisory agreement (the “Prior Trading Sub-Advisory Agreement”), the Adviser paid IMS a fee, calculated daily and paid monthly, at an annual rate of 0.055% on the average daily net assets of each Fund, subject to a $10,000 minimum fee.

12

Yorkville Funds

Notes to the Financial Statements

May 31, 2015 (Unaudited) (Continued)

3. AGREEMENTS (continued)

Interim Advisory, Investment Sub-Advisory, and Trading Sub-Advisory Agreements

On January 15, 2015, the Adviser and the Investment Sub-Adviser underwent a change in control as a result of a change in control of their direct controlling shareholder, Yorkville ETF Holdings LLC (the “Transaction”). The Transaction resulted in the assignment and automatic termination of the advisory agreement with the Adviser (the “Prior Advisory Agreement”) and the sub-advisory agreement between the Adviser and the Investment Sub-Adviser (the “Prior Investment Sub-Advisory Agreement” and, together with the Prior Advisory Agreement and the Prior Trading Sub-Advisory Agreement, the “Prior Agreements”). Further, the Prior Trading Sub-Advisory Agreement, by its terms, automatically terminated upon the termination of the Prior Advisory Agreement.

On December 19, 2014, in anticipation of the Transaction, the Funds’ Board approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) and an interim sub-advisory agreement with the Investment Sub-Adviser (the “Interim Investment Sub-Advisory Agreement”), which are the same in all material respects as the Prior Advisory Agreement and Prior Investment Sub-Advisory Agreement, except that, as required by the 1940 Act, the Interim Advisory Agreement and Interim Sub-Advisory Agreement each had a term of up to 150 days and required that the Adviser and Investment Sub-Adviser’s fees be kept in an escrow account pending shareholder approval of new agreements.

In addition, the Funds’ Board approved an interim sub-advisory agreement between the Adviser and the Trading Sub-Adviser (the “Interim Trading Sub-Advisory Agreement” and, collectively with the Interim Advisory and Interim Investment Sub-Advisory Agreements, the “Interim Agreements”). The Interim Trading Sub-Advisory Agreement is substantially identical to the Prior Trading Sub-Advisory Agreement, except that the Funds are being sub-advised by Penserra instead of IMS and the Interim Trading Sub-Advisory Agreement has a term of up to 150 days.

The Funds were managed by the Adviser, the Investment Sub-Adviser and the Trading Sub-Adviser under the Interim Agreements until new agreements with the Adviser, the Investment Sub-Adviser and the Trading Sub-Adviser were approved by each Fund’s shareholders. Neither the Transaction nor the Interim Agreements resulted in changes to the Funds’ investment objectives or strategies, fees charged to the Funds or services provided, except that the Trading Sub-Adviser replaced IMS. Proposals to approve new advisory agreements were submitted for shareholder approval at a special meeting of shareholders held on May 26, 2015.

New Advisory, Investment Sub-Advisory, and Trading Sub-Advisory Agreements

On May 26, 2015, shareholders of each Fund approved a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement”); a new investment sub-advisory agreement between the Adviser and the Investment Sub-Adviser (the “New Investment Sub-Advisory Agreement”); and a new trading sub-advisory agreement between the Adviser and the Trading Sub-Adviser (the “New Trading Sub-Advisory Agreement” and, together with the New Advisory Agreement and the New Investment Sub-Advisory Agreement, the “New Agreements”). The New Agreements are the same in all material respects as the Prior Agreements except that, with respect to the New Trading Sub-Advisory Agreement, the Trading Sub-Adviser replaced IMS and the Adviser pays the Trading Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.05% on the average daily net assets of each Fund, subject to a $25,000 minimum annual fee.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) serves as the Funds’ underwriter and distributor of Shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Funds’ custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (ii) filing fees; and (iii) all other expenses incurred in connection with the distribution services, that are not reimbursed by the Adviser, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund Shares.

13

Yorkville Funds

Notes to the Financial Statements

May 31, 2015 (Unaudited) (Continued)

3. AGREEMENTS (concluded)

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average net assets each year for certain distribution-related activities. For the period ended May 31, 2015, no fees were charged by the Distributor under the Plan and the Plan will only be implemented with approval of the Board.

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. JPMorgan Chase Bank, N.A. (the “Custodian” and “Transfer Agent”) serves as the Funds’ Custodian and Transfer Agent pursuant to a Domestic Custody Agreement and Agency Services Agreement. The Adviser of the Funds pays these fees.

Certain officers of the Trust may also be employees of the Administrator or its affiliates. They receive no fees for serving as officers of the Trust.

4. INVESTMENT TRANSACTIONS

For the period ended May 31, 2015, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales
Yorkville High Income MLP ETF	$116,380,726	$144,368,313
Yorkville High Income Infrastructure MLP ETF	19,025,581	23,257,167

For the period ended May 31, 2015, in-kind transactions associated with Creations were:

	Purchases	Proceeds	Net Realized Gain
Yorkville High Income MLP ETF	$40,521,545	$—	$—
Yorkville High Income Infrastructure MLP ETF	19,527,637	—	—

There were no purchases or sales of long-term U.S. Government securities by the Funds.

5. RISKS OF INVESTING IN THE FUNDS

The Funds assets will be concentrated in an industry or group of industries to the extent that the Index or Infrastructure Index concentrates in a particular industry or group of industries. By concentrating their assets in a particular industry or group of industries, the Funds are subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Funds to a greater extent than if the Funds’ net assets were invested in a wider variety of industries.

Under normal circumstances, each Fund intends to invest at least 80% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Funds is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

14

Yorkville Funds

Notes to the Financial Statements

May 31, 2015 (Unaudited) (Continued)

6. INCOME TAXES

The Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF income tax expense/(benefit) for the period ended May 31, 2015 consists of the following:

Yorkville High Income MLP ETF	Current Expense	Deferred Expense/ (Benefit)	Total Expense/ (Benefit)
Federal	$—	$(17,806,161)	$(17,806,161)
State (net of Federal)	—	(1,251,377)	(1,251,377)
Change in Valuation Allowance	—	19,057,538	19,057,538
Total	$—	$—	$—

Yorkville High Income Infrastructure MLP ETF	Current Expense	Deferred Expense/ (Benefit)	Total Expense/ (Benefit)
Federal	$—	$(1,248,040)	$(1,248,040)
State (net of Federal)	—	(72,000)	(72,000)
Total	$—	$(1,320,040)	$(1,320,040)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate to net investment income/(loss) and realized and unrealized gain/(loss) on investments before taxes as follows:

	For the period ended
	May 31, 2015
Yorkville High Income MLP ETF	Amount	Rate
Income Tax Expense/(Benefit)	$(17,609,037)	35.00%
State Income Tax (net of Federal Benefit)	(1,326,969)	2.64%
Change in Federal Rate	(219,878)	0.44%
Change in State Rate	73,876	(0.15%	)
MLP Basis Adjustments	24,470	(0.05%	)
Change in Valuation Allowance	19,057,538	(37.88%	)
Net Income Tax Expense/(Benefit)	$—	0.00%

	For the period ended
	May 31, 2015
Yorkville High Income Infrastructure MLP ETF	Amount	Rate
Income Tax Expense/(Benefit) at Statutory Rate	$(1,251,516)	34.00%
State Tax Benefit (net of Federal)	(66,831)	1.82%
Change in State Rate	(5,354)	0.15%
MLP Basis Adjustments	3,661	(0.10%	)
Net Income Tax Expense/(Benefit)	$(1,320,040)	35.87%
15

Yorkville Funds

Notes to the Financial Statements

May 31, 2015 (Unaudited) (Continued)

6. INCOME TAXES (continued)

Components of each Fund’s deferred tax assets and liabilities are as follows:

	Yorkville High Income MLP ETF	Yorkville High Income Infrastructure MLP ETF
	Period Ended May 31, 2015	Period Ended May 31, 2015
Deferred Tax Assets:
Unrealized loss on investments	$16,169,736	$429,054
Capital loss carryforward	9,441,094	—
Net operating loss carryforward	5,055,446	468,854
Charitable contribution carryforward	9,940	543
AMT Credit Carryforward	655,429	—
Total Deferred Tax Assets	$31,331,645	$898,451
Valuation Allowance	(27,842,640)	—
Net Deferred Tax Assets	$3,489,005	$898,451

Deferred Tax Liabilities:
Unrealized gain on investments	$(3,489,005)	$(1,953,216)
Total Deferred Tax Liabilities	$(3,489,005)	$(1,953,216)

Net Deferred Tax Asset/(Liability)	$—	$(1,054,765)

The Funds review the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing the recoverability of its deferred tax assets, management considers available carrybacks, reversing temporary taxable differences, projections of future taxable income and tax planning (if any). Yorkville High Income MLP ETF has recorded a valuation allowance of $27,842,640 of the net deferred tax asset at May 31, 2015 as the Fund believes it is more-likely-than-not the asset will not be realized within the relevant carryforward periods. The Fund may be required to modify the estimates or assumptions it uses regarding the deferred tax asset or liability as new information becomes available. Since the Funds will be subject to taxation on their taxable income, the NAV of Funds shares will also be reduced by the accrual of any deferred tax liabilities. Because of the impact of deferred taxes, the Funds’ performance could differ from their underlying Index.

16

Yorkville Funds

Notes to the Financial Statements

May 31, 2015 (Unaudited) (Continued)

6. INCOME TAXES (continued)

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits.

	Yorkville High Income MLP ETF	Yorkville High Income Infrastructure MLP ETF
	Period Ended May 31, 2015	Period Ended May 31, 2015
Unrecognized tax benefit (beginning balance)	$—	$—
Changes for prior period positions	—	—
Current period positions	—	—
Settlements	—	—
Lapse of Statute of limitations	—	—
Unrecognized tax benefit (ending balance)	$—	$—

The Funds recognize the tax benefits of uncertain positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. and State tax returns filed or expected to be filed since inception of the Funds. The Funds’ tax years are open for examination by U.S. and state tax authorities for all periods. The Funds are not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next 12 months. As of May 31, 2015, Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF had the following expiring net operating losses:

Fund	Origination	Amount	Expiration
Yorkville High Income MLP ETF	11/30/2012	$454,274	11/30/2032
	11/30/2013	695,798	11/30/2033
	11/30/2014	26,478	11/30/2034
	05/31/2015	12,255,386	11/30/2035
		$13,431,936

Fund	Origination	Amount	Expiration
Yorkville High Income Infrastructure MLP ETF	05/31/2015	$1,309,076	11/30/2035
		$1,309,076

As of May 31, 2015, Yorkville High Income MLP ETF had a capital loss carryforward of approximately $25,084,271. The loss will begin expiring in tax year ended November 30, 2020.

The Funds’ net deferred tax liability and deferred income tax expense includes any prior year’s return to provision adjustments. Prior year’s income tax provision was based on estimates and information available at the time of the balance sheet date.

17

Yorkville Funds

Notes to the Financial Statements

May 31, 2015 (Unaudited) (Concluded)

6. INCOME TAXES (concluded)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at May 31, 2015, were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Yorkville High Income MLP ETF	$282,204,389	$9,270,023	$(42,961,767)	$(33,691,744)
Yorkville High Income Infrastructure MLP ETF	57,122,704	5,453,534	(1,197,954)	4,255,580

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from the Funds’ investments in MLP interests.

7. OTHER

At May 31, 2015, the records of the Trust reflected that 100% of the Funds’ total Shares outstanding were held by four Authorized Participants, in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NYSE Arca, Inc. and have been purchased and sold by persons other than Authorized Participants.

8. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

18

Yorkville Funds

Approval of Advisory Agreements & Board Considerations

(Unaudited)

During the period covered by this report, the Board of Trustees (the “Board”) of Exchange Traded Concepts Trust (the “Trust”) considered and approved the following agreements (collectively, the “Agreements”):

•	an Interim Advisory Agreement between Exchange Traded Concepts, LLC (the “Adviser”) and the Trust, on behalf of the Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (the “Funds”);

•	a New Advisory Agreement between the Adviser and the Trust, on behalf of the Funds;

•	an Interim Investment Sub-Advisory Agreement the Adviser and Yorkville ETF Advisors, LLC (the “Investment Sub-Adviser”), on behalf of the Funds;

•	a New Investment Sub-Advisory Agreement between the Adviser and the Investment Sub-Adviser, on behalf of the Funds;

•	an Interim Trading Sub-Advisory Agreement between the Adviser and Penserra Capital Management LLC (the “Trading Sub-Adviser”), on behalf of the Funds; and

•	a New Trading Sub-Advisory Agreement between the Adviser and Penserra, on behalf of the Funds.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Agreements. In addition, rules under the 1940 Act require an investment company to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the board’s approval of an investment advisory agreement.

On January 15, 2015, Yorkville ETF Holdings, LLC (“Yorkville”), the Adviser’s parent company, underwent a change in control (the “Transaction”). Under the 1940 Act, the Transaction resulted in a change in control of the Adviser. Section 2(a)(4) of the 1940 Act provides that a change in control of an investment adviser causes an assignment of that adviser’s investment advisory contracts, and Section 15(a) of the 1940 Act provides that an investment advisory contract must automatically terminate upon its assignment. Accordingly, the Transaction resulted in the automatic termination of the investment advisory agreement pursuant to which the Adviser had previously provided investment advisory services to the Funds (the “Prior Advisory Agreement”). The Transaction also resulted in the automatic termination of the sub-advisory agreement between the Adviser and the Investment Sub-Adviser, on behalf of the Funds (the “Prior Investment Sub-Advisory Agreement”) and the sub-advisory agreement between the Adviser and Index Management Solutions, LLC (“IMS”), on behalf of the Funds (the “Prior Trading Sub-Advisory Agreement” and, together with the Prior Advisory Agreement and the Prior Investment Sub-Advisory Agreement, the “Prior Agreements”).

In anticipation of the Transaction, at a special in-person meeting held on December 19, 2014, the Board, including a majority of the Independent Trustees, approved an interim investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Interim Advisory Agreement”) and an interim sub-advisory agreement between the Adviser and the Investment Sub-Adviser (the “Interim Investment Sub-Advisory Agreement”). As permitted by the 1940 Act, the Adviser continued serving as investment adviser and the Investment Sub-Adviser continued serving as investment sub-adviser to the Funds upon completion of the Transaction pursuant to the Interim Advisory Agreement and Interim Investment Sub-Advisory Agreement. However, the Board determined to replace IMS as trading sub-adviser; therefore, the Board, including a majority of the Independent Trustees, approved an interim sub-advisory agreement between the Adviser and the Trading Sub-Adviser (the “Interim Trading Sub-Advisory Agreement” and, together with the Interim Advisory Agreement and Interim Investment Sub-Advisory Agreement, the “Interim Agreements”), pursuant to which the Trading Sub-Adviser began serving as sub-adviser to the Funds upon completion of the Transaction.

19

Yorkville Funds

Approval of Advisory Agreements & Board Considerations

(Unaudited) (Continued)

The Interim Advisory Agreement has the same advisory fee rate as the Prior Advisory Agreement and is otherwise the same in all material respects as the Prior Advisory Agreement, except that, as required by the 1940 Act, the Interim Advisory Agreement has a term of up to 150 days and requires that compensation payable to the Adviser be kept in an escrow account pending shareholder approval of a new advisory agreement. If a new advisory agreement is not approved by Fund shareholders, the Adviser will be entitled to be paid the lesser of any costs incurred in performing under the Interim Advisory Agreement and the total amount in the escrow account. A new advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “New Advisory Agreement”) requires shareholder approval, without which the Adviser will not be able to continue serving as investment adviser once the Interim Advisory Agreement expires. At a special in-person meeting held on January 22, 2015 (the “January 22 Meeting”), the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement and recommended that it be submitted to Fund shareholders for approval. The New Advisory Agreement is the same in all material respects as the Prior Advisory Agreement. The Adviser has informed the Board that no changes are planned to the management or operations of the Adviser as a result of the Transaction and that the services provided by the Adviser to the Funds will not be affected by the Transaction.

The Interim Investment Sub-Advisory Agreement has the same sub-advisory fee rate as the Prior Investment Sub-Advisory Agreement and is otherwise the same in all material respects to the Prior Sub-Advisory Agreement, except that, as required by the 1940 Act, the Interim Investment Sub-Advisory Agreement has a term of up to 150 days. The Board, at the recommendation of the Adviser, determined to approve a new investment sub-advisory agreement between the Adviser and the Investment Sub-Adviser, on behalf of the Funds (the “New Investment Sub-Advisory Agreement”). The New Investment Sub-Advisory Agreement requires shareholder approval in order to enable the Funds to continue to be managed in a manner that is substantially similar to the management of the Funds prior to the Transaction. At the January 22, 2015 Meeting, the Board, including a majority of the Independent Trustees, approved the New Investment Sub-Advisory Agreement and recommended that it be submitted to Fund shareholders for approval. The New Investment Sub-Advisory Agreement is the same in all material respects as the Prior Sub-Advisory Agreement.

The Interim Trading Sub-Advisory Agreement has the same sub-advisory fee rate as the Prior Investment Sub-Advisory Agreement and is otherwise the same in all material respects to the Prior Trading Sub-Advisory Agreement, except that the Trading Sub-Adviser replaced IMS as the trading sub-adviser and, as required by the 1940 Act, the Interim Trading Sub-Advisory Agreement has a term of up to 150 days. The Board, at the recommendation of the Adviser, determined to approve a new sub-advisory agreement between the Adviser and the Trading Sub-Adviser, on behalf of the Funds (the “New Trading Sub-Advisory Agreement” and, together with the New Advisory Agreement and the New Investment Sub-Advisory Agreement, the “New Agreements”). The New Trading Sub-Advisory Agreement requires shareholder approval in order to enable the Funds to continue to be managed in a manner that is substantially similar to the management of the Fund prior to the Transaction. At the January 22, 2015 Meeting, the Board, including a majority of the Independent Trustees, approved the New Trading Sub-Advisory Agreement and recommended that it be submitted to Fund shareholders for approval. The New Trading Sub-Advisory Agreement is substantially similar to the Prior Trading Sub-Advisory Agreement, except that the New Trading Sub-Advisory Agreement involves the Trading Sub-Adviser as the sub-adviser and a new fee arrangement with the Trading Sub-Adviser. The proposed new fee arrangement with the Trading Sub-Adviser will not change the overall investment advisory fee paid by each Fund. The terms of the New Trading Sub-Advisory Agreement are otherwise substantially similar to the Prior Trading Sub-Advisory Agreement.

In approving the Interim Advisory Agreement and the Interim Investment Sub-Advisory Agreement, the Board relied on information it received from the Adviser and the Investment Sub-Adviser and also took into account that it was familiar with the services provided by the Adviser and the Investment Sub-Adviser, their respective personnel and prior performance, based on past dealings with the Adviser and the Investment Sub-Adviser, their regular monitoring processes, and representations made by each of the Adviser and the Investment Sub-Adviser that there would be no change in the scope or quality of services to be provided by either of them as a result of the Transaction. With respect to the Interim Trading Sub-Advisory Agreement with the Trading Sub-Adviser, in addition to information provided to it by the Adviser, the Board took into consideration information that the Trading Sub-Adviser had provided the Board at its November 11, 2014 meeting in connection with the Board’s approval of the Trading Sub-Adviser as a sub-adviser to a separate series of the Trust.

20

Yorkville Funds

Approval of Advisory Agreements & Board Considerations

(Unaudited) (Continued)

With respect to the New Agreements, prior to the January 22 Meeting, the Board, including the Independent Trustees, reviewed written materials from the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser regarding: (i) the nature, extent and quality of the services to be provided by the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser; (ii) the historical performance of the Fund; (iii) the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser, or their affiliates; (iv) comparative fee and expense data for each Fund; (v) the extent to which the advisory and sub-advisory fees for each Fund reflect economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Nature, Extent and Quality of Services Provided. The Board considered the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, such as providing portfolio investment management services, and the qualifications, experiences and responsibilities of the portfolio managers. The Board noted that the services to be provided under the New Agreements were identical in all material respects to those services provided under the Prior Agreements and the Interim Agreements. In particular, they noted that the Adviser has served as the Fund’s investment adviser since its inception. With respect to the New Investment Sub-Advisory Agreement, the Board noted that the Transaction resulted in the departure of the portfolio manager of the Funds. The Board received assurance from the Investment Sub-Adviser that it had arranged for individuals other than the portfolio manager who provided services to the Funds prior to the Transaction to provide services to the Funds after the Transaction, in order to provide continuity of services to the Funds.

In considering the nature, extent and quality of the services to be provided by the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser, the Board considered the quality of the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser’s compliance infrastructure and the determination of the Trust’s Chief Compliance Officer that the Investment Sub-Adviser and the Trading Sub-Adviser have appropriate compliance policies and procedures in place. The Board also considered the Adviser’s experience working with ETFs, including the Funds and other series of the Trust. The Board noted that it had previously received a copy of the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser’s registration forms (“Form ADV”), as well as the response of the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of each firm’s management and staff. The Board also considered the overall quality of the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser’s personnel, operations, financial condition, and investment advisory capabilities.

The Board considered other services provided to the Funds by the Adviser, such as overseeing the activities of the Funds’ sub-advisers and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser.

Historical Performance. The Board then considered the past performance of each Fund. The Board noted that the Trading Sub-Adviser had not previously managed the Funds. The Board also noted that the index-based investment objective of the Funds made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which each Fund achieved its investment objective as a passively managed fund. In that regard, the Board reviewed information regarding factors impacting the performance of each Fund, including the construction of the underlying indices and the addition or deletion of securities from the underlying indices. The Board reviewed the information regarding each Fund’s index tracking, noting that each Fund’s tracking error, as anticipated by the Investment Sub-Adviser, was attributable to each Fund’s taxation as a C corporation and that, after taking this into account, each Fund satisfactorily tracked its underlying index. The Board further noted that it received regular reports from the Adviser and the Investment Sub-Adviser regarding each Fund’s performance at its quarterly meetings.

21

Yorkville Funds

Approval of Advisory Agreements & Board Considerations

(Unaudited) (Concluded)

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory and sub-advisory fees to be paid to the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser for their services to the Funds under the New Agreements. The Board compared the advisory fee to be paid to the Adviser by each Fund to those paid by comparable funds. The Board noted that each Fund’s advisory fee was consistent with the range of advisory fees paid by other peer funds.

The Board noted that the advisory fees payable under the New Advisory Agreement were identical to the advisory fees paid under the Prior Advisory Agreement. The Board took into consideration that the advisory fee for each Fund was a “unified fee,” meaning that each Fund would pay no expenses other than certain excluded expenses. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers and paying each Fund’s other expenses out of its own fee and resources and that the Investment Sub-Adviser had assumed that obligation pursuant to the terms of the New Investment Sub-Advisory Agreement. With respect to the New Investment Sub-Advisory Agreement, the Board noted that each Fund’s sub-advisory fee was consistent with the range of advisory fees paid by other peer funds and were identical to the sub-advisory fees paid under the Prior Investment Sub-Advisory Agreement. The Board considered that the fees to be paid to the Investment Sub-Adviser would be paid by the Adviser, not by the Funds. The Board further determined that the fees reflected an appropriate allocation of the advisory fees paid to the Adviser given the work performed by each firm. The Board considered that the Investment Sub-Adviser is responsible for paying all of the expenses associated with operating each Fund, except certain excluded expenses. With respect to the New Trading Sub-Advisory Agreement, the Board noted that, like the Prior Trading Sub-Advisory Agreement, the sub-advisory fee under the New Trading Sub-Advisory Agreement had two components: 1) a basis point fee based on assets under management and 2) a minimum annual fee. The Board further noted that each Fund’s basis point fee under the New Trading Sub-Advisory Agreement was lower than the basis point sub-advisory fee paid under the Old Trading Sub-Advisory Agreement, but that the minimum annual fees were higher. The Board considered that the fees to be paid to the Trading Sub-Adviser would be paid by the Adviser, not by the Funds, and noted that the fees reflected an arms-length negotiation between the Adviser and the Trading Sub-Adviser. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work proposed to be performed by the Trading Sub-Adviser. The Board concluded that the proposed advisory and sub-advisory fees were reasonable.

The Board considered the costs and expenses incurred by the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser in providing advisory and sub-advisory services, evaluated the compensation and benefits expected to be received by the Adviser, the Investment Sub-Adviser, and the Trading Sub-Adviser from their relationship with the Funds, and performed a profitability analysis with respect to the Funds. The Board concluded for each Fund that the advisory and sub-advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for the Funds whether economies of scale had been realized. The Board concluded that no significant economies of scale have been realized by either Fund and that the Board will have the opportunity to periodically reexamine whether such economies have been achieved.

Conclusion. No single factor was determinative of the Board’s decision to approve the New Agreements on behalf of the Funds; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New Agreements, including the compensation payable under the agreements, were fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Agreements was in the best interests of each Fund and its shareholders.

22

Yorkville ETF Advisors

Disclosure of Fund Expenses

(Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2014 to May 31, 2015).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Funds’ actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 12/1/14	Ending Account Value 5/31/15	Annualized Expense Ratios(2)	Expenses Paid During Period(1)
Yorkville High Income MLP ETF
Actual Fund Return	$1,000.00	$830.50	0.86%	$3.92
Hypothetical 5% Return	$1,000.00	$1,020.64	0.86%	$4.33
Yorkville High Income Infrastructure MLP ETF
Actual Fund Return	$1,000.00	$953.30	0.84%	$4.09
Hypothetical 5% Return	$1,000.00	$1,020.74	0.84%	$4.23

(1)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 182/365 (to reflect the one-half year period shown).

(2)	During the period ended May 31, 2015, the Yorkville High Income Infrastructure MLP ETF had a tax benefit, which is not reflected in the annualized expense ratio. During periods when the Funds have a tax expense, expenses could be higher.
23

Yorkville High Income MLP ETF

Shareholder Voting Results

(Unaudited)

A Special Meeting of Shareholders of the Yorkville High Income MLP ETF (the “Fund”) was held on May 26, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new investment advisory agreement between Exchange Traded Concepts Trust, on behalf of the Fund, and Exchange Traded Concepts, LLC, the Fund’s investment adviser. With respect to the Fund the motion was approved with the following voting results:

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
For	8,417,626	40.96%	94.97%
Against	257,100	1.25%	2.90%
Abstain	188,967	0.92%	2.13%
Total	8,863,693	43.13%	100.00%

A Special Meeting of Shareholders of the Fund was held on May 26, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new investment sub-advisory agreement between the Adviser and Yorkville ETF Advisors, LLC. With respect to the Fund the motion was approved with the following voting results:

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
For	8,408,301	40.92%	94.87%
Against	256,529	1.25%	2.89%
Abstain	198,862	0.97%	2.24%
Total	8,863,692	43.14%	100.00%

A Special Meeting of Shareholders of the Fund was held on May 26, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new trading sub-advisory agreement between the Adviser and Penserra Capital Management LLC. With respect to the Fund the motion was approved with the following voting results:

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
For	8,419,109	40.97%	94.98%
Against	252,220	1.23%	2.85%
Abstain	192,364	0.94%	2.17%
Total	8,863,693	43.14%	100.00%

A Special Meeting of Shareholders of the Fund was held on May 26, 2015. At the Special Meeting, shareholders of record of all series of the Trust, including the Fund, as of the close of business on March 27, 2015 approved the election of Timothy J. Jacoby as a Trustee of the Trust. With respect to the Fund the motion was approved with the following voting results:

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
For	11,678,531	56.83%	96.20%
Withhold	461,413	2.25%	3.80%
Total	12,139,944	59.08%	100.00%
24

Yorkville High Income Infrastructure MLP ETF

Shareholder Voting Results

(Unaudited)

A Special Meeting of Shareholders of the Yorkville High Income Infrastructure MLP ETF (the “Fund”) was held on May 26, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new investment advisory agreement between Exchange Traded Concepts Trust, on behalf of the Fund, and Exchange Traded Concepts, LLC, the Fund’s investment adviser. With respect to the Fund the motion was approved with the following voting results:

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
For	1,340,471	44.68%	97.05%
Against	14,838	0.49%	1.07%
Abstain	26,025	0.87%	1.88%
Total	1,381,334	46.04%	100.00%

A Special Meeting of Shareholders of the Fund was held on May 26, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new investment sub-advisory agreement between the Adviser and Yorkville ETF Advisors, LLC. With respect to the Fund the motion was approved with the following voting results:

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
For	1,338,887	44.63%	96.92%
Against	16,375	0.55%	1.19%
Abstain	26,072	0.87%	1.89%
Total	1,381,334	46.05%	100.00%

A Special Meeting of Shareholders of the Fund was held on May 26, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new trading sub-advisory agreement between the Adviser and Penserra Capital Management LLC. With respect to the Fund the motion was approved with the following voting results:

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
For	1,339,003	44.63%	96.93%
Against	19,965	0.67%	1.45%
Abstain	22,366	0.75%	1.62%
Total	1,381,334	46.05%	100.00%

A Special Meeting of Shareholders of the Fund was held on May 26, 2015. At the Special Meeting, shareholders of record of all series of the Trust, including the Fund, as of the close of business on March 27, 2015 approved the election of Timothy J. Jacoby as a Trustee of the Trust. With respect to the Fund the motion was approved with the following voting results:

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
For	1,862,800	62.09%	98.56%
Withhold	27,178	0.91%	1.44%
Total	1,889,978	63.00%	100.00%
25

Yorkville ETF Advisors

Supplemental Information

(Unaudited)

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The NAV of a Fund may also be impacted by the accrual of deferred taxes. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Funds website at www.yetfs.com.

26

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Exchange Traded Concepts

10900 Hefner Pointe Drive, Suite 207
Oklahoma City, OK 73120

Investment Adviser:

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, OK 73120

Investment Sub-Adviser:

Yorkville ETF Advisors
353 Central Park West
New York, NY 10025

Trading Sub-Adviser:

Penserra Capital Management, LLC
140 Broadway, 26th Floor
New York, NY 10005

Distributor:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator:

SEI Investments Global Fund Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP
2020 K Street, NW
Washington, DC 20006-1806

Independent Registered Public Accounting Firm:

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

This information must be preceded or accompanied by a current prospectus for the Funds.

YCM-SA-001-0400

MARKET VECTORS ETF TRUST

MARKET VECTORS HIGH INCOME MLP ETF, and

MARKET VECTORS HIGH INCOME INFRASTRUCTURE MLP ETF

PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) relates to the shares of beneficial interest (“shares”) of Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF (the “Acquiring Funds”), each a series of Market Vectors ETF Trust (the “Trust”), to be issued pursuant to an Agreement and Plan of Reorganization, dated September 3, 2015, between the Trust, on behalf of the Acquiring Funds, and Exchange Traded Concepts Trust (the “Company”), on behalf of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (the “Acquired Funds”), in connection with the acquisition by the Acquiring Funds of all of the assets and the liabilities of each of the Acquired Funds (the “Reorganization”).

This SAI does not constitute a prospectus.  This SAI does not include all information that a Shareholder should consider before voting on the proposals contained in the Combined Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated [   ], 2015.  A copy of the Combined Proxy Statement and Prospectus may be obtained upon request and without charge by calling 888.MKT.VCTR.  Please retain this document for future reference.

The date of this SAI is [ ], 2015.

INTRODUCTION

This SAI is intended to supplement the information provided in the Combined Proxy Statement and Prospectus dated [  ], 2015 (the “Combined Proxy Statement and Prospectus”).  The Combined Proxy Statement and Prospectus has been sent to Shareholders of the Acquired Funds in connection with the solicitation of proxies by the Board of Trustees of the Company, on behalf of the Acquired Funds, to be voted at the Special Meetings of Stockholders of the Acquired Fund to be held on [  ], 2015.  The Trust’s Statement of Additional Information, dated [  ], 2015, as it may be amended and supplemented from time to time (the “Trust’s Statement of Additional Information”) accompanies and is incorporated by reference in this SAI.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Investment Objectives and Policies

For additional information about the Acquiring Funds’ investment objectives and policies, see “Investment Policies and Restrictions” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

Fund Holdings

For additional information about the Acquiring Funds’ policies and procedures with respect to the disclosure of its portfolio securities to any person, see “Portfolio Holdings Disclosure” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

Management

For additional information about the Board of Trustees, officers and management personnel of the Acquiring Funds, see “Management” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

Investment Advisory and Other Services

For additional information about the Acquiring Funds’ investment adviser, the Acquiring Funds’ independent registered public accounting firm and other services provided to the Acquiring Funds, see “Management” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

Codes of Ethics

For additional information about the Codes of Ethics adopted by the Acquiring Funds, the Acquiring Funds’ investment adviser and the Acquiring Fund’s distributor, see “Code of Ethics” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

Proxy Voting Policies

For additional information about the voting of proxies held by the Acquiring Funds, see “Proxy Voting Policies and Procedures” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

Fund Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of the Acquiring Funds, their compensation structure and their holdings in the Acquiring Funds, see “Management” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

Fund Transactions and Brokerage

For additional information about brokerage allocation practices, see “Brokerage Transactions” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

B-2

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of the Acquiring Funds, see “Capital Stock and Shareholder Reports” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of the Acquiring Funds’ shares and the determination of net asset value, see “Creation and Redemption of Creation Units” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

Taxes

For additional information about tax matters affecting the Acquiring Funds and their Stockholders, see “Taxes” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

Distribution of Shares

For additional information about the Acquiring Funds’ distributor and the distribution agreement between the Acquiring Funds and their distributor, see “Dividends and Distributions” in the Trust’s Statement of Additional Information relating to the Acquiring Funds.

FINANCIAL STATEMENTS

1.	There are no financial statements for the Acquiring Funds, as they have not yet commenced operations.

The most recent audited financial statements of the Acquired Funds for the fiscal year ended November 30, 2014 have been audited by Cohen Fund Audit Services, Ltd. (“Cohen”), an independent registered public accounting firm. Cohen’s reports, along with the Funds’ audited financial statements, are included in each respective Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2014, each of which accompanies this SAI and is incorporated herein by reference. The Acquired Funds’ most recent financial statements (unaudited) are set forth in each Fund’s Semi-Annual Report for the six-month period ended May 31, 2015, each of which accompanies this SAI and is incorporated herein by reference.

2.	Shown below are the Pro Forma Financial Statements for the Combined Funds as of November 30, 2014, as though the Reorganizations occurred as of that date. These financial statements set forth the unaudited pro forma condensed Statements of Assets and Liabilities and the unaudited pro forma condensed Statements of Operations for the twelve month period ended November 30, 2014. These statements have been derived from the books and records utilized in calculating the daily NAVs for each Fund.
B-3

Statements of Assets and Liabilities

November 30, 2014	Market Vectors High Income MLP ETF	Market Vectors High Income Infrastructure MLP ETF
Assets:
Investments, at fair value (1)	$285,222,996	$49,517,622
Cash	146,831	123,331
Receivables:
Receivable for Capital Shares Sold	1,482,230	—
Receivable for Investment Securities Sold	—	5,138,807
Dividends	117,576	—
Total assets	286,969,633	54,779,760
Liabilities:
Deferred Tax Liability, Net	—	2,374,805
Payables:
Payable for Investment Securities Purchased	1,445,441	5,217,052
Payable Due to Investment Adviser	207,580	31,413
Payable for Income Taxes	182,629	396,336
Total liabilities	1,835,650	8,019,606
NET ASSETS	$285,133,983	$46,760,154
Shares outstanding	19,250,000	2,150,000
Net asset value, redemption and offering price per share	$14.81	$21.75
Net assets consist of:
Paid-in Capital	$334,477,227	$43,618,179
Distributions in Excess of Net Investment Income (Loss), Net of Deferred Taxes	(27,419,251)	(2,360,647)
Accumulated Net Realized Gain on Investments, Net of Deferred Taxes	5,585,629	1,996,260
Net Unrealized Appreciation (Depreciation) on Investments, Net of Deferred Taxes	(27,509,622)	3,506,362
Net Assets	$285,133,983	$46,760,154
(1) Cost of investments	$313,116,512	$44,043,460

Statements of Operations

For the Year Ended November 30, 2014	Market Vectors High Income MLP ETF	Market Vectors High Income Infrastructure MLP ETF
Investment Income:
Dividend Income	$5,010,178	$—
Distributions from Master Limited Partnerships	20,409,502	2,285,730
Less: Return of Capital Distributions	(23,647,927)	(2,285,730)
Total investment income	1,771,753	—
Expenses:
Management fees	2,419,516	322,293
Franchise Taxes	40,325	9,482
Total expenses	2,459,841	331,775
B-4

For the Year Ended November 30, 2014	Market Vectors High Income MLP ETF	Market Vectors High Income Infrastructure MLP ETF

Net Investment Loss, Before Taxes	(688,088)	(331,775)
Current Income Tax Benefit/(Expense)	(655,429)	(546,336)
Deferred Income Tax Benefit/(Expense)	762,522	665,392
Net Investment Loss, Net of Taxes	(580,995)	(212,719)

Net realized gain (loss) on:
Investments	5,882,371	3,113,296
Deferred Tax Benefit/(Expense)	(915,527)	(1,117,197)
Net Realized Gain on Investments, Net of Taxes	4,966,844	1,996,099

Net change in unrealized appreciation (depreciation) on:
Investments	(46,354,275)	2,763,721
Deferred Tax Benefit/(Expense)	7,214,540	(991,754)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Net of Taxes	(39,139,735)	1,771,967
Net Realized and Unrealized Gain (Loss) on Investments, Net of Taxes	(34,172,891)	3,768,066
Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,753,886)	$3,555,347
B-5

Placeholder for Statement of Additional Information of Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF, dated [     ], 2015

STATEMENT OF ADDITIONAL INFORMATION

Yorkville High Income MLP ETF
Ticker Symbol: YMLP

Yorkville High Income Infrastructure MLP ETF
Ticker Symbol: YMLI

 series of EXCHANGE TRADED CONCEPTS TRUST (the “Trust”)

 March 30, 2015

Principal Listing Exchange for the Funds: NYSE Arca, Inc.

Investment Adviser:
Exchange Traded Concepts, LLC

Investment Sub-Adviser:
Yorkville ETF Advisors, LLC

Trading Sub-Adviser:
Penserra Capital Management LLC

This Statement of Additional Information (the “SAI”) is not a prospectus. The SAI should be read in conjunction with the prospectus, dated March 30, 2015, as may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Funds’ audited financial statements for the fiscal year ended November 30, 2014, including notes thereto and the report of Cohen Fund Audit Services, Ltd., the Funds’ Independent Registered Public Accounting Firm, are contained in the 2014 Annual Report and incorporated by reference into this SAI. A copy of the Funds’ Annual or Semi-Annual Report or the Prospectus may be obtained without charge, by writing the Funds’ distributor, SEI Investments Distribution Co. at One Freedom Valley Drive, Oaks, PA 19456, by visiting the Trust’s website at www.yetfs.com or by calling 1-855-YES-YETF.

1

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	3
ADDITIONAL INDEX INFORMATION	3
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RELATED RISKS	6
DESCRIPTION OF PERMITTED INVESTMENTS	6
SPECIAL CONSIDERATIONS AND RISKS	17
INVESTMENT RESTRICTIONS	19
EXCHANGE LISTING AND TRADING	20
MANAGEMENT OF THE TRUST	21
CODES OF ETHICS	29
PROXY VOTING POLICIES	29
INVESTMENT ADVISORY AND OTHER SERVICES	29
THE PORTFOLIO MANAGER	31
THE DISTRIBUTOR	32
THE ADMINISTRATOR	34
THE CUSTODIAN	34
THE TRANSFER AGENT	34
LEGAL COUNSEL	34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	35
DESCRIPTION OF SHARES	35
LIMITATION OF TRUSTEES’ LIABILITY	35
BROKERAGE TRANSACTIONS	36
PORTFOLIO TURNOVER RATE	38
BOOK ENTRY ONLY SYSTEM	39
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	40
PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS	40
DETERMINATION OF NET ASSET VALUE	48
DIVIDENDS AND DISTRIBUTIONS	49
FEDERAL INCOME TAXES	49
FINANCIAL STATEMENTS	55
EXHIBIT A - PROXY VOTING POLICY AND PROCEDURES	A-1

2

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates to the Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (each, a “Fund”, and together, the “Funds”). The Trust was organized as a Delaware statutory trust on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company and the offering of the Funds’ shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Exchange Traded Concepts, LLC (the “Adviser”) serves as investment adviser to the Funds. Yorkville ETF Advisors, LLC (the “Investment Sub-Adviser”) and Penserra Capital Management LLC (the “Trading Sub-Adviser”) serve as sub-advisers to the Funds (together, the “Sub-Advisers”). The investment objective of the Funds is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specified market index (each, an “Index” and, together the “Indexes”).

Each Fund offers and issues Shares at its net asset value only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities included in its Index (the “Deposit Securities”) together with the deposit of a specified cash payment (the “Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares are listed on the NYSE Arca (“NYSE Arca” or the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and principally, for cash. A Creation Unit of each Fund consists of at least 50,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. In addition to the fixed Creation or Redemption Transaction Fee, an additional transaction fee of up to five times the fixed Creation or Redemption Transaction Fee may apply.

ADDITIONAL INDEX INFORMATION

Solactive High Income MLP Index

Yorkville High Income MLP ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income MLP Index (the “High Income MLP Index”). The High Income MLP Index is a rules-based index designed to provide investors a means of tracking the performance of selected master limited partnerships (“MLPs”) which are publicly traded on a U.S. securities exchange. The High Income MLP Index is comprised of MLPs that meet certain criteria relating to current yield, coverage ratio and distribution growth.

To qualify for inclusion in the High Income MLP Index, a company must meet the following criteria:

•	A market capitalization of at least $400 million;
•	An average daily value traded in the last three months of at least $1 million;
•	Listing on a securities exchange in the United States;

3

•	Structured as an MLP;
•	Classified as a High Income MLP (defined below);
•	Have a Minimum Quarterly Distribution (“MQD”) (defined below) policy in place; and
•	At least one distribution has been paid out to shareholders.

A “High Income” MLP includes all MLPs operating with one of the following as a substantial business segment: exploration and production of oil and/or natural gas; sale, distribution and retail and wholesale marketing of propane, natural gas liquids, gasoline and other fuels; marine transportation of one or more of the following: crude oil, dry bulk, refined products, liquefied natural gas (“LNG”), and other commodities; direct mining, production and marketing of natural resources, including timber, fertilizers, coal and other minerals; energy services to the oil and gas industry; oil refining; leasing of mineral reserves; and operating as the general partner of any business listed above.

An MQD policy is a minimum distribution an MLP plans to pay its common and subordinated unit holders upon initial public offering (assuming the MLP is able to generate sufficient cash flow from its operations after the payment of fees and expenses and other expenditures).

On the first Business Day (as defined in the methodology) of the week of the third Friday in March, each component of the High Income MLP Index is grouped according to liquidity. Based on each component’s three month average daily value traded, such components are grouped into three liquidity tiers - Tier 1 contains the most liquid and Tier 3 the least liquid Index components. Each Tier has a different index weighting and Index component is then assigned an equal weighting within each Tier. This weighting scheme may be amended from time to time to ensure sufficient diversification and compliance with financial product regulations in the United States.

Companies are ranked according to certain criteria relating to current yield, coverage ratio and distribution growth. Subsequently the three ranks are weighted and added up for each company with the rank for current yield receiving the highest weight (“Total Rank”) and the companies are ranked again based on their Total Rank. The 25 highest ranked companies are then chosen as Index components. It is intended that the minimum number of Index components will be 20 and the maximum number of Index components will be 25. However, these figures are subject to change as market conditions and the availability of suitable Index components may change over time.

The composition and weightings of the High Income MLP Index are ordinarily adjusted once annually as addressed in the Index methodology. Changes to the High Income MLP Index will be published to Solactive AG’s website at www.solactive.com. before changes are effected.

Information regarding the High Income MLP Index will be disseminated through Reuters and Bloomberg.

Solactive High Income Infrastructure MLP Index

The Yorkville High Income Infrastructure MLP ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive High Income Infrastructure MLP Index (the “High Income Infrastructure MLP Index”). The High Income Infrastructure MLP Index is a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange. The High Income Infrastructure MLP Index is comprised of MLPs that meet certain criteria relating to current yield, coverage ratio and distribution growth as determined by Solactive AG. Market capitalization and liquidity screens will be applied in addition to the fundamental screens for current yield, coverage ratio and distribution growth to ensure sufficient market size and liquidity of the Index components.

To be eligible for inclusion in the High Income Infrastructure MLP Index, a company must be structured as an MLP and be classified as an “Infrastructure” MLP. Infrastructure MLPs include all MLPs operating with one of the following as a substantial business segment: transportation, terminaling and storage of refined petroleum products, including gasoline, diesel, jet fuel, kerosene and heating oil; gathering, compressing, dehydrating, treating, processing, and marketing of natural gas, and fractionation of natural gas liquids; transportation and/or storage of natural gas and natural gas liquids; transportation of crude oil and/or refined petroleum products and other liquids; and operating as the general partner of an MLP which primarily engages in any of the aforementioned businesses.

4

To qualify for inclusion in the High Income Infrastructure MLP Index, a company must meet the following criteria:

•	A market capitalization of at least $1 billion;
•	An average daily value traded in the last three months of at least $4 million;
•	Listing on a securities exchange in the United States;
•	Incorporated as an MLP;
•	Classified as an Infrastructure MLP; and
•	At least one distribution has been paid out to shareholders.

Companies are ranked according to certain criteria relating to current yield, coverage ratio and distribution growth. Subsequently the three ranks are weighted and added up for each company with the rank for current yield receiving the highest weight (“Total Rank”) and the companies are ranked again based on their Total Rank. The 25 highest ranked companies are then chosen as Index components. If there are not 25 Infrastructure MLPs which meet the market capitalization and/or liquidity criteria, then the High Income Infrastructure MLP Index will comprise of the 25 Infrastructure MLPs with the highest three-month average daily U.S. dollar trading volume, regardless of any factors. Securities ranked 26 and higher become the new list of “eligible replacement securities” should one or more security replacements in the High Income Infrastructure MLP Index become necessary before the next annual rebalancing. It is intended that the minimum number of Index components will be 20 and the maximum number of Index components will be 25. However, these figures are subject to change as market conditions and the availability of suitable Index components may change over time.

On the first Business Day (as defined in the methodology) of the week of the third Friday in March, each Index component is grouped according to liquidity. Based on each Index component’s three month average daily value traded, such Index components are distributed equally among the three liquidity tiers - Tier 1 contains the most liquid and Tier 3 the least liquid Index components. The Index components are then assigned an equal weighting within each liquidity tier. This weighting scheme may be amended from time to time to ensure sufficient diversification and compliance with financial product regulations in the United States.

The composition and weightings of the High Income Infrastructure MLP Index are ordinarily adjusted once annually as addressed in the High Income Infrastructure MLP Index methodology. Changes to the Index will be promptly announced and published to Solactive AG’s website at www.Solactive.com.

Information regarding the High Income Infrastructure MLP Index will be disseminated through Reuters and Bloomberg.

Index Provider Description
Each Index is created and administered by Solactive AG. Solactive AG is a leading company in the structuring and indexing business for institutional clients. Solactive AG runs the Solactive index platform (formerly, S-BOX platform). Solactive Indices are used by issuers worldwide as underlying indexes for financial products. Solactive AG cooperates with various stock exchanges and index providers worldwide, e.g. Dubai Gold & Commodities Exchange, Shenzhen Securities Information Company and Karachi Stock Exchange. Solactive AG does not sponsor, endorse or promote the Funds and is not in any way connected to the Funds and does not accept any liability in relation to the Funds’ issue, operation and trading.

5

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

NON-DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Funds are not limited by the 1940 Act with regard to the percentage of their assets that may be invested in the securities of a single issuer. This means that the Funds may invest a greater portion of their assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of each Fund’s Index and, therefore, the securities may constitute a greater portion of the Fund’ portfolio. This may have an adverse effect on the Funds’ performance or subject the Funds’ Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing their respective objectives, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986 (the “Code”). In particular, as each Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its Index.

CONCENTRATION

Each Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate each Fund’s Index and consequently the Funds’ investment portfolio. This may adversely affect each Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with each Fund’s investment objective and permitted by the Funds' stated investment policies.

EQUITY SECURITIES

Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which each Fund invests will cause the net asset value of the Fund to fluctuate.

6

Types of Equity Securities:

Common Stocks - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at each Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

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Risks of Investing in Equity Securities:

General Risks of Investing in Stocks - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

▪	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

▪	Factors affecting an entire industry, such as increases in production costs; and

▪	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small- and Medium-Sized Companies - Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

When-Issued Securities – A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Funds may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, each Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Funds do not pay for the security until the delivery date, these risks are in addition to the risks associated with their other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. Each Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. Each Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

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FOREIGN SECURITIES

Each Fund may invest a portion of its assets in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include depositary receipts, which are described further below, “ordinary shares,” and “New York shares” issued and traded in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. American Depositary Receipts (“ADRs”), ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protects the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The U.S. dollar value of securities of foreign issuers, and of distributions in foreign currencies from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile than those of domestic securities. Therefore, the Funds’ investments in foreign securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a failed settlement, which can result in losses to the Funds. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause each Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Many foreign countries lack uniform accounting, auditing and financial reporting standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

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Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

DEPOSITARY RECEIPTS

Each Fund’s investments in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. American Depositary Shares (ADSs) are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on an American stock exchange. ADSs are issued by depository banks in the United States under an agreement with the foreign issuer, and the entire issuance is called an ADR and the individual shares are referred to as ADSs. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Each Fund will not invest in any unlisted Depositary Receipts or any Depositary Receipt that the Investment Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored. However, the Funds may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an underlying Index.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which each Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

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In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Funds and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

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•	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book‑entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non‑zero coupon securities with similar maturity and credit qualities.

•	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ Shares.

BORROWING

While the Funds do not anticipate doing so, each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Funds’ assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share (“NAV”) of each Fund will increase more when each Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use leverage during periods when the Investment Sub-Adviser believes that each Fund’s investment objective would be furthered.

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Each Fund may also borrow money to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, the Funds must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Funds’ assets should fail to meet this 300% coverage test, the Funds, within three days (not including Sundays and holidays), will reduce the amount of the Funds’ borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Each Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. Each Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, each Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Investment Sub-Adviser.

Each Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees (the “Board”) who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Funds to borrowers, arranges for the return of loaned securities to the Funds at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Funds have agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Funds’ securities as agreed, the Funds may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

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REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that each Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Funds are able to keep some of the interest income associated with those securities. Such transactions are only advantageous if each Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Investment Sub-Adviser believes it will be advantageous to the Funds. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. Each Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of total assets each Fund may invest in reverse repurchase agreements, the use of reverse repurchase agreements is not a principal strategy of the Funds.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Investment Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Investment Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Funds may invest in the securities of another investment company (the “acquired company”) provided that the investing Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Funds may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

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If a Fund invests in and, thus, are a shareholder of, another investment company, that Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize futures contracts, options contracts and swap agreements. Each Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission (“CFTC”) regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Each Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, each Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

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Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Investment Sub-Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components.

To the extent the Funds use futures and options, they will do so in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Funds are not subject to registration or regulation as commodity pool operators under the CEA. In February 2012, the Commodity Futures Trading Commission (“CFTC”) announced substantial amendments to certain exemptions, and the conditions for reliance on those exemptions, from registration as a commodity pool operator. The amendments took effect on December 31, 2012, and the Fund intends to comply with amended Rule 4.5 such that neither the Adviser nor the Sub-Advisers will be required to register with respect to the Fund as a Commodity Pool Operator with the CFTC

Restrictions on the Use of Futures and Options. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with the Fund’s policies. Each Fund would take steps to prevent their futures positions from “leveraging” their securities holdings. When they have a long futures position, they will maintain with their custodian bank, cash or equivalents. When they have a short futures position, they will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of each Fund under the contract (less the value of any margin deposits in connection with the position).

Short Sales. Each Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, each Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to each Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which each Fund sells a security it does not own. To complete such a transaction, each Fund must borrow the security to make delivery to the buyer. Each Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Funds are required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Funds close their short position or replace the borrowed security, the Funds may: (a) segregate cash or liquid securities at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Funds’ short positions.

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Swap Agreements. Each Fund may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Funds.

FUTURE DEVELOPMENTS

Each Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objectives and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Funds will provide appropriate disclosure.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in the Funds should be made with an understanding that the value of the Funds’ portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

Investment in the Funds should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

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FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain their required margins. In such situations, if each Fund has insufficient cash, they may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Funds may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to the Indexes if the index underlying the futures contracts differs from the Indexes. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, each Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect each Fund’s rights as creditors.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

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INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of each Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of each Fund. Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed without a shareholder vote:

1.	The Fund will not hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

2.	Under normal circumstances, the Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of Master Limited Partnerships (“MLPs”). Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days’ written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

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The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund’s current investment policy on lending is as follows: a fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts).

Commodities. Each Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under “Purchase and Sale of Fund Shares” in each Fund’s summary section and “Buying and Selling the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

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The Exchange may, but is not required to, remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of each Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of a Fund’s Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares of a Fund from listing and trading upon termination of the Trust or the Fund.

The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an IOPV relating to each Fund. The IOPV calculations are estimates of the value of each Fund’s NAV per Share and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. Premiums and discounts between the IOPV and the market price may occur. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, it should not be viewed as a “real-time” update of the NAV per Share of each Fund, which is calculated only once a day. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States Neither the Funds, the Adviser, the Investment Sub-Adviser nor the Trading Sub-Adviser, or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Trust reserves the right to adjust the Share price of each Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which each Fund’s NAV per Share is calculated and the trading currency is the currency in which Shares of each Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Investment Sub-Adviser, the Trading Sub-Adviser, the Trust’s distributor and the Trust’s administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Investment Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

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The Trustees’ role in risk oversight begins before the inception of each Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Investment Sub-Adviser, the Trading Sub-Adviser and other service providers such as the Funds’ independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser, the Investment Sub-Adviser and the Trading Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements with the Adviser and the Sub-Advisers, the Board meets with the Adviser and the Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser’s and the Sub-Advisers’ adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and each Fund’s investments, including, for example, Top 10 portfolio holdings.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Board has also established a Fair Value Committee that is responsible for implementing the Trust’s Fair Value Procedures and providing reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by each Fund and noting any significant deficiencies or material weaknesses in each Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

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From their review of these reports and discussions with the Adviser, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). J. Garrett Stevens, the sole interested Trustee, serves as Chairman of the Board. The Trust does not have a lead independent trustee. The Board is comprised of a super-majority (67 percent or more) of independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees of the Funds constitute a super-majority of the Board, the number of independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and Nominating Committee. The Audit Committee and Nominating Committee are chaired by an independent Trustee and composed of independent Trustees.

Set forth below are the names, ages, positions with the Trust, lengths of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. The address of each Trustee of the Trust is c/o Exchange Traded Concepts Trust, 2545 S. Kelly Ave., Suite C, Edmond, Oklahoma 73013.

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Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
J. Garrett Stevens (35 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; Exchange Traded Concepts Trust II, 2012 to present — President.	7	BritVil Community Food Pantry — Board Member.
Independent Trustees
Timothy J. Jacoby (62 years old)	Trustee	Since 2014[2]	Deloitte & Touche LLP, 2000 to 2014─Partner; Longy School of Music of Bard College, 2010 to present — Board of Governors Member; First Parish in Concord, 2011 to present — Trustees of Parish Donations of First Parish in Concord/Chair.	10	Exchange Traded Concepts Trust II (2) — Trustee; Source ETF Trust (1) — Trustee
David M. Mahle (70 years old)	Trustee	Since 2011	Jones Day, 2012 to present — Consultant; Jones Day, 2008 to 2011 — Of Counsel; Jones Day, 1988 to 2008 — Partner.	10	Exchange Traded Concepts Trust II (2) — Trustee; Source ETF Trust (1) — Trustee
Kurt Wolfgruber (64 years old)	Trustee	Since 2012	Oppenheimer Funds, Inc., 2007 to 2009 — President.	10	New Mountain Finance Corp. — Director; Group for the East End —Director; Exchange Traded Concepts Trust II (2) — Trustee; Source ETF Trust (1) — Trustee
Mark Zurack (57 years old)	Trustee	Since 2011	Columbia Business School, 2002 to present — Professor.	8	Source ETF Trust (1) — Trustee

(1)	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
(2)	Timothy Jacoby was appointed to serve as an Independent Trustee to the Board effective June 1, 2014.
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Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of each Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Stevens should serve as Trustee because of the experience he gained in his roles with registered broker-dealer and investment management firms, as Chief Executive Officer of the Adviser, his experience in and knowledge of the financial services industry, and the experience he has gained as serving as Trustee of the Trust since 2009.

The Trust has concluded that Mr. Jacoby should serve as a Trustee because of the experience he has gained from over 25 years in or serving the investment management industry. Until his retirement in June 2014, Mr. Jacoby served as a partner at the audit and professional services firm Deloitte & Touche LLP, where he had worked since 2000, providing various services to asset management firms that manage mutual funds, hedge funds and private equity funds. Prior to that, Mr. Jacoby held various senior positions at financial services firms. Additionally, he served as a partner at Ernst & Young LLP. Mr. Jacoby is a Certified Public Accountant.

The Trust has concluded that Mr. Mahle should serve as Trustee because of the experience he has gained as an attorney in the investment management industry of a major law firm, representing exchange-traded funds and other investment companies as well as their sponsors and advisers and his knowledge and experience in investment management law and the financial services industry. Mr.Mahle is also a professor of law at Fordham Law School, where he lectures on investment companies and investment adviser regulations.

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The Trust has concluded that Mr. Wolfgruber should serve as a Trustee because of his experience as President and Chief Investment Officer of OppenheimerFunds, Inc. where he was employed from 2000 to 2009. Mr. Wolfgruber was responsible for the oversight of sales, marketing, trading, risk management and the investment process of ten investment teams which, together, managed over $200 billion across domestic and international asset classes. Mr. Wolfgruber has been involved in investment management for over 35 years with previous experience as a research analyst, portfolio manager and team and business leader at JP Morgan Investment Management from 1974 to 2000. He is a Chartered Financial Analyst.

The Trust has concluded that Mr. Zurack should serve as a Trustee because of the experience he has gained serving in various leadership roles in the equity derivatives groups of a large financial institution, his experience in teaching equity derivatives at the graduate level, as well as his knowledge of the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Set forth below are the names, ages, positions with the Trust, lengths and term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens and Richard Hogan is c/o Exchange Traded Concepts Trust, 2545 S. Kelly Ave., Suite C, Edmond, Oklahoma 73013, and the address of Peter Rodriguez and Eric Kleinschmidt is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

OFFICERS

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held during the Past 5 Years
J. Garrett Stevens (35 years old)	Trustee and President	Trustee (Since 2009), President (Since 2011)
T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; and Exchange Traded Concepts Trust II, 2012 to present — President.
ETF Series Solutions — Trustee; BritVil Community Food Pantry — Board Member.
Richard Hogan (53 years old)	Treasurer and Secretary	Since 2011
Yorkville ETF Advisors, 2011 to present — Managing Member; Private Investor — 2003 to present; Exchange Traded Concepts Trust, 2011 to present — ETF Advisor; Peconic Land Trust, 2012 to present — Board Member.
Trust of Suffolk County, NY; Exchange Traded Concepts Trust II — Trustee, Chairman of Board, Secretary.
Peter Rodriguez (52 years old)	Assistant Treasurer	Since 2011
Director, Fund Accounting, SEI Investments Global Funds Services, 2011 to present; Director, Mutual Fund Trading, SEI Private Trust Company, 2009 to 2011; and Director, Asset Data Services, Global Wealth Services, 2006 to 2009.
None
Eric Kleinschmidt (46 years old)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services, 2004 to present, Manager, Fund Accounting 1999 to 2004.	None

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COMPENSATION OF THE TRUSTEES AND OFFICERS

The following table sets forth the fees paid to the Trustees for the fiscal year ended November 30, 2014. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1,2]
Interested Trustee
Stevens	$0	n/a	n/a	$0 for service on (1) board
Independent Trustees
Jacoby	$35,000	n/a	n/a	$50,000 for service on (3)[3] boards[3]
Wolfgruber	$35,000	n/a	n/a	$50,000 for service on (3)[3] boards[3]
Mahle	$35,000	n/a	n/a	$50,000 for service on (3)[3] boards[3]
Zurack	$35,000	n/a	n/a	$35,000 for service on (2) boards

[1]	Aggregate Compensation is allocated equally between the Trust and Source ETF Trust in the Fund Complex.
[2]	As compensation for service on the Exchange Trade Concepts Trust and Source ETF Trust Boards, the Trustees are entitled to the $35,000 annual base fee, as well as a $2,500 in-person meeting fee or $4,000 per day, whichever is lower. The Trustees also will be paid $1,000 per telephonic meeting. The Audit Committee chair will also receive a $5,000 annual fee.
[3]	Mr. Jacoby, Mr. Wolfgruber and Mr. Mahle each receive $15,000 for their service on the Board of Exchange Traded Concepts Trust II in the Fund Complex.

BOARD COMMITTEES

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. Four Independent Trustees currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met six (6) times in the most recently completed fiscal year.

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Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary, and met three (3) times during the most recently completed fiscal year.

Fair Value Committee. The Board also has established a Fair Value Committee that is comprised of representatives from the Adviser, representatives from the Trust’s administrator, and/or members of the Board. The Fair Value Committee operates under procedures approved by the Board. The Fair Value Committee is responsible for the valuation of any portfolio investments for which market quotations or prices are not readily available. Mr. Stevens, Mr. Hogan and Mr. Rodriguez currently serve as voting members on the Fair Value Committee. The Fair Value Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

OWNERSHIP OF SHARES

The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of the Funds and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Trustees and officers own less than 1% of the outstanding shares of the Trust.

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Name	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Fund Shares (Owned in All Funds in the Fund Complex)[1]
Interested Trustee
J. Garrett Stevens	None	None
Independent Trustees
Timothy J. Jacoby	None	None
David M. Mahle	None	None
Kurt Wolfgruber	None	None
Mark A. Zurack	None	None

[1]	Valuation date is December 31, 2014.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Advisers and SEI Investments Distribution Co. (the “Distributor”) have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Advisers and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated the responsibility to vote proxies for securities held in each Fund’s portfolio to the Adviser. Proxies for the portfolio securities are voted in accordance with the Adviser’s proxy voting guidelines, which are set forth in Exhibit A to this SAI. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 will be available: (1) without charge by calling 1-855-YES-YETF; (2) on the Fund’s website at www.yetfs.com; and (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. Exchange Traded Concepts, LLC (“ETC”), an Oklahoma limited liability company located at 2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013, serves as the investment adviser to the Funds. The Adviser is majority owned by Yorkville ETF Holdings LLC.

Under an interim advisory agreement dated January 16, 2015 (the “Interim Agreement”), the Adviser provides investment advice to each Fund and oversees the day-to-day operations of each Fund, subject to the direction and control of the Board and the officers of the Trust. The Adviser, in consultation with the Sub-Advisers, arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Adviser administers each Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

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For the services the Adviser provides, each Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.82% on the average daily net assets of each Fund. Under an advisory agreement, the Adviser has agreed to pay all expenses incurred by the Trust except for interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”). The term of the Interim Agreement is 150 days or until a new advisory agreement with the Adviser is approved by shareholders, whichever is shorter. Further, investment advisory fees earned under the Interim Agreement are being paid into an escrow account, pending shareholder approval of the new agreement.

For the fiscal period March 12, 2012 (commencement of operations) to the fiscal year ended November 30, 2012, the fiscal year ended November 30, 2013, and the fiscal year ended November 30, 2014, the Yorkville High Income MLP ETF paid the Adviser $286,195, $1,511,393, and $2,419,516, respectively, in advisory fees. For the fiscal period February 11, 2013 (commencement of operations) through November 30, 2013, and for the fiscal year ended November 30, 2014, the Yorkville High Income Infrastructure MLP ETF paid the Adviser $124,660 and $322,293, respectively, in advisory fees.

Sub-Advisers. The Adviser has retained Yorkville ETF Advisors, LLC, 353 Central Park West, New York, New York 10025, to serve as an investment sub-adviser for the Funds, make investment decisions for the Funds and continuously review, supervise and administer the investment program of each Fund, subject to the supervision of the Adviser and the Board. Under an interim sub-advisory agreement between the Adviser and the Investment Sub-Adviser (the “Interim Yorkville Agreement”), the Adviser pays the Investment Sub-Adviser a fee, which is calculated daily and paid monthly at an annual rate of 0.62% based on a percentage of the average daily net assets of each Fund. Under the Interim Yorkville Agreement, the Investment Sub-Adviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of each Fund, except Excluded Expenses, not paid by the Adviser that exceeds 0.82% of each Fund’s average daily net assets. The term of the Interim Yorkville Agreement is 150 days or until a new advisory agreement with the Adviser is approved by shareholders, whichever is shorter. Further, investment advisory fees earned under the Interim Agreement are being paid into an escrow account, pending shareholder approval of the new agreement.

The Adviser and the Investment Sub-Adviser are under the common control of certain trusts controlled by Richard Hogan, the Fund’s Treasurer and Secretary.

The Adviser has retained Penserra Capital Management LLC, a New York limited liability company, located at 140 Broadway, 26th Floor, New York, New York 10005, to serve as a trading sub-adviser for the Funds. The Trading Sub-Adviser was established in 2009 and is controlled by George Madrigal, the Managing Partner of the Trading Sub-Adviser and Dustin Lewellyn, Managing Director of the Trading Sub-Adviser, who together own a majority interest in the Trading Sub-Adviser. The Trading Sub-Adviser’s affiliated broker-dealer, Penserra Securities LLC (“Penserra Securities”), also holds a minority interest in the Trading Sub-Adviser.

The Trading Sub-Adviser is responsible for trading portfolio securities on behalf of each Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser or in connection with any rebalancing or reconstitution of each Fund’s Index, subject to the supervision of the Adviser and the Board. Under an interim sub-advisory agreement between the Adviser and the Trading Sub-Adviser dated January 16, 2015 (the “Interim Penserra Agreement”), the Adviser pays the Trading Sub-Adviser a fee at an annual rate of 0.055% based on a percentage of the average daily net assets of each Fund, subject to a $10,000 minimum fee. The term of the Interim Penserra Agreement is 150 days or until a new sub-advisory agreement is approved by shareholders.

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It is anticipated that new investment advisory and sub-advisory agreements will be submitted to shareholders for approval at a Special Meeting of Shareholders to be held during the second quarter of 2015. If approved, these new agreements will replace the Interim Agreement, the Interim Yorkville Agreement, and the Interim Penserra Agreement.

For the fiscal years ended November 30, 2012, November 30, 2013, and November 30, 2014, the Adviser paid the Investment Sub-Adviser and Index Management Solutions, LLC the following sub-advisory fees:

Fund	Sub-Adviser	Fee Paid
		11/30/12	11/30/13	11/30/14
Yorkville High Income MLP ETF	Yorkville ETF Advisors, LLC	$216,392	$1,275,262	$2,124,384
	Index Management Solutions, LLC	$20,000	$103,860	$162,323
Yorkville High Income Infrastructure MLP ETF	Yorkville ETF Advisors, LLC	*	$97,704	$282,989
	Index Management Solutions, LLC	*	$10,530	$21,637

*	The Yorkville High Income Infrastructure MLP ETF commenced operations on February 11, 2013 and, therefore, the Adviser did not pay any sub-advisory fees for the fiscal year ended November 30, 2012.

THE PORTFOLIO MANAGER

This section includes information about the Funds’ portfolio manager(s), including information about other accounts managed, the dollar range of Shares owned and compensation.

COMPENSATION

Dustin Lewellyn, CFA, Managing Director of the Trading Sub-Adviser, is the Funds’ portfolio manager (the “Portfolio Manager”). The Portfolio Manager’s compensation includes a salary and discretionary bonus based on the profitability of the Trading Sub-Adviser. No compensation is directly related to the performance of the underlying assets.

SHARES OWNED BY PORTFOLIO MANAGER

The following table shows the dollar amount ranges of the portfolio manager’s “beneficial ownership” of Shares of the Funds. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Trustees and officers own less than 1% of the outstanding shares of the Trust.

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Name	Dollar Range of Shares Owned in Yorkville High Income MLP ETF[1]	Dollar Range of Shares Owned in Yorkville High Income Infrastructure MLP ETF[1]
Dustin Lewellyn	$1 - $10,000	None

[1]	Valuation date is November 30, 2014.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

In addition to the Funds, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2014.

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Dustin Lewellyn	2	$111.5	0	$0	0	$0

*	None of the accounts managed by Mr. Lewellyn are subject to performance based advisory fees.

CONFLICTS OF INTEREST

The Portfolio Manager’s management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with his management of each Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The Trading Sub-Adviser does not expect there to be any conflicts arising from the management of other accounts.

THE DISTRIBUTOR

The Trust and the Distributor, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), and an affiliate of the Trust’s administrator, are parties to an amended and restated distribution agreement dated November 10, 2011 (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the Shares of each Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 50,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of the Shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

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The Distributor may also provide trade order processing services pursuant to a services agreement.

Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments have been made under the Plan and payments pursuant to the Plan will be made by the Funds during the twelve (12) month period from the date of the Prospectus and this SAI. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of each Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Shares of each Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of each Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund's then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Funds; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Funds, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Funds; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

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THE ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other exchange-traded funds and mutual funds.

The Trust and the Administrator have entered into an amended and restated administration agreement dated November 10, 2011 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

For its services under the Administration Agreement, the Administrator is entitled to a fee, based on assets under management, subject to a minimum fee.

THE CUSTODIAN

JPMorgan Chase Bank, N.A. (the “Custodian”), 4 New York Plaza, New York, New York 10004, serves as the custodian of the Funds under a domestic custody agreement with the Trust. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

THE TRANSFER AGENT

JPMorgan Chase Bank, N.A. (the “Transfer Agent”), 4 New York Plaza, New York, New York 10004, serves as the Funds’ transfer agent and dividend disbursing agent under an agency services agreement with the Trust.

LEGAL COUNSEL

Morgan, Lewis and Bockius LLP, 2020 K Street NW, Washington, DC 20006, serves as legal counsel to the Trust.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ending November 30, 2015, Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue., Suite 800, Cleveland, Ohio 44115, serves as the Independent Registered Public Accounting Firm for the Funds. PricewaterhouseCoopers, LLP, 350 South Grand Avenue, 49th Floor, Los Angeles, California 90071, is responsible for calculating the effective tax rate of each Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust’s Board has adopted a policy regarding the disclosure of information about the Funds’ security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the In-Kind Creation Basket and the In-Kind Redemption Basket, is publicly disseminated daily prior to the opening of the NYSE Arca via the NSCC.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. Each Fund’s shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that each Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that The Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

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BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Trading Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Trading Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of each Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Trading Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Trading Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. The Trading Sub-Adviser uses several brokerage firms for execution services who specialize in index management as well as agency and principal trading including its affiliate, Penserra Securities. To the extent that Penserra engages in brokerage transactions with Penserra Securities, it will do so in accordance with applicable law. Penserra’s use of Penserra Securities creates a potential conflict of interest to favor an affiliate. Penserra’s brokerage allocation process and best execution reviews seeks to identify and address potential conflicts of interest.

Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Trading Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

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Section 28(e) of the 1934 Act permits the Trading Sub-Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Trading Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, each Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Trading Sub-Adviser, but only if the Trading Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

The Trading Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Trading Sub-Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Trading Sub-Adviser’s expenses to the extent that the Trading Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Trading Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Trading Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Trading Sub-Adviser, effectively cross subsidizing the other accounts managed by the Trading Sub-Adviser that benefit directly from the product. The Trading Sub-adviser may not necessarily use all of the brokerage or research services in connection with managing the Funds whose trades generated the soft dollars used to purchase such products.

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Neither the Adviser nor the Trading Sub-Adviser currently uses the Fund’s assets for, or participates in, any third party soft dollar arrangements, although they may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser and the Trading Sub-Adviser do not “pay up” for the value of any such proprietary research.

The Trading Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of each Fund and one or more other investment companies or clients supervised by the Trading Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Trading Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

Each Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

For the fiscal period March 12, 2012 (commencement of operations) through November 30, 2012, the fiscal year ended November 30, 2013, and the fiscal year ended November 30, 2014, the Yorkville High Income MLP ETF paid $3,808, $105,998, and $231,094, respectively, in aggregate brokerage commissions on portfolio transactions. For the fiscal period February 12, 2013 (commencement of operations) through November 30, 2013, and for the fiscal year ended November 30, 2014, the Yorkville High Income Infrastructure MLP ETF paid $49 and $19,373, respectively, in aggregate brokerage commissions on portfolio transactions.

Directed Brokerage. For the fiscal year ended November 30, 2014, the Funds did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or the Sub-Advisers.

Brokerage with Fund Affiliates. Each Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser, the Sub-Advisers or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by each Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period March 12, 2012 (commencement of operations) through November 30, 2012, the fiscal year ended November 30, 2013, and the fiscal year ended November 30, 2014, the Yorkville High Income MLP ETF did not pay brokerage commissions to affiliated brokers. For the fiscal period February 12, 2013 (commencement of operations) through November 30, 2013, and the fiscal year ended November 30, 2014, the Yorkville High Income Infrastructure MLP ETF did not pay brokerage commissions to affiliated brokers.

Securities of “Regular Broker-Dealer.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

As of November 30, 2014, the Funds did not hold any securities of its “regular brokers and dealers.”

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Trading Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

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Fund	Portfolio Turnover
	11/30/13	11/30/14
Yorkville High Income MLP ETF	37%	44%
Yorkville High Income Infrastructure MLP ETF	0%	47%

Portfolio turnover increased from 2013 to 2014 in Yorkville High Income Infrastructure MLP ETF due to that Fund’s first rebalance, which occurred in March 2014. Yorkville High Income MLP ETF experienced increased turnover in 2014 from the previous year due to various corporate actions throughout the year, resulting in several special rebalancings. These special rebalancings took place in addition to the normal annual rebalancing, which occurs each March.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC’s Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in each Fund’s Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to each Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, each Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Trust does not have information concerning the beneficial ownership of Shares held in the names of DTC Participants, as of March 24, 2015, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below.

Fund	Participant Name and Address	Percentage of Ownership
Yorkville High Income MLP ETF	Raymond James & Associates Inc. 880 Carillon Parkway St. Petersburg, FL 33716	23.87%
	Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, AZ 85016	17.83%
	Perishing, LLC One Pershing Plaza Grove Street PATH Station Jersey City, NJ 07399	9.89%
	National Financial Services, LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	9.11%
	TD Ameritrade 200 South 108th Avenue Omaha, NE 68154-2631	6.37%
	Advanced Energy Industries, Inc. 1625 Sharp Point Drive Fort Collins, CO 80525	5.51%
Yorkville High Income Infrastructure MLP ETF	Raymond James & Associates Inc. 880 Carillon Parkway St. Petersburg, FL 33716	33.58%
	Perishing, LLC One Pershing Plaza Grove Street PATH Station Jersey City, NJ 07399	23.08%
	Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, AZ 85016	14.57%
	National Financial Services, LLC 200 Liberty Street One World Financial Centre 5th Floor New York, NY 10281-1003	7.90%

PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS

The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of each Fund’s Shares is calculated each business day as of the close of regular trading on the NYSE Arca, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A Business Day is any day on which the NYSE Arca is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in each Fund’s Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

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Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of each Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of each Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of each Fund’s Index.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which shall be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by each Fund or resulting from certain corporate actions.

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PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units in the manner set forth in the Participant Agreement no later than the time each Fund prices its Shares (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Funds in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, each Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which each Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to each Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of each Fund or its agents by no later than the Settlement Date. The “Settlement Date” for each Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of each Fund.

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The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth in the AP Handbook), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth in the AP Handbook) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, the AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to each Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of each Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. Each Fund may adjust the creation transaction fee from time to time based upon actual experience. An additional charge of up to five (5) times the fixed transaction fee may be imposed for cash purchases, non-standard orders, or partial cash purchases for each Fund. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

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The standard creation transaction fee for each Fund is $500.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because each Fund’s Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with each Fund’s Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Redemptions are effected principally for cash. With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

If the Funds effect redemptions in-kind, the redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

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REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for each Fund may be imposed to compensate the Fund for the costs associated with selling the applicable securities. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. As set forth above, each Fund expects to effect redemptions principally for cash. Each Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Funds expect to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order (“Market Sales”). In such cases where each Fund make Market Sales, the Authorized Participant will reimburse each Fund for, among other things, any difference between the market value at which the securities were sold by each Fund and the cash in lieu amount (which amount, at the Investment Sub-Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with each Fund’s sale of portfolio securities will be at the expense of such Fund and will affect the value of all Shares of that Fund; but the Investment Sub-Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders.

The standard redemption transaction fee for each Fund is $500.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. The Clearing Process is only available for in-kind redemptions and will not be used for cash redemptions. To the extent redemptions are effected in-kind, orders to redeem Creation Units through the Clearing Process must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

Each Fund expects to redeem Fund Shares for cash. As a result, the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. The investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset each Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement and by the Cut-Off Time. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

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In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, the Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Funds may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of such Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not they otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

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Because the portfolio securities of each Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares of the Funds, or to purchase or sell Shares of the Funds on the Exchange, on days when the NAV of each Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of each Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per Share for each Fund is computed by dividing the value of the net assets of each Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAVof each Fund is calculated by the Administrator and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating each Fund’s NAV per Share, each Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Investment Sub-Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Fair Value Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market Indexes, and prices from each Fund’s index provider). In these cases, each Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate each Fund’s NAVand the prices used by each Fund’s Index. This may result in a difference between each Fund’s performance and the performance of each Fund’s Index. With respect to securities that are primarily listed on foreign exchanges, the value of each Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid quarterly by the Funds.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Distributions reinvested in additional Shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to foreign, federal, state, or local taxes.

Each Fund is taxed as a regular corporation under Subchapter C of the Code for federal income tax purposes and as such is obligated to pay federal and applicable state taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Funds are not eligible to elect treatment as regulated investment companies due to their investments primarily in MLPs. As a result, each Fund, unlike investment companies that utilize the special tax regime applicable to regulated investment companies, will be obligated to pay federal and state taxes on its taxable income, whether or not distributed to shareholders. The extent to which a Fund is required to pay U.S. federal, state or local corporate income, franchise, alternative minimum or other corporate taxes could materially reduce the Fund’s cash available to make distributions on the Shares.

49

The Funds invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. MLPs are publicly traded partnerships under the Code. The Code generally requires publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, it will be treated as a partnership for U.S. federal income tax purposes. Specifically, if a publicly traded partnership receives 90 percent or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide. The MLPs in which the Funds will invest are expected to be treated as partnerships for tax purposes under these rules.

As a partner in MLPs, each Fund must take into account its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Funds invest, the Adviser expects that the cash flow received by the fund with respect to its MLP investments will generally exceed the net taxable income allocated to the Funds. This excess cash flow will result primarily from tax deductions, such as depreciation, amortization and depletion, that will be allocated to the Funds from the MLPs. The excess cash flow generally will not be currently taxable to a Fund but, rather, will generally result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph. There is no assurance that the Adviser’s expectation regarding the amount of MLP distributions as compared to net taxable income will be realized. If this expectation is not realized, there may be greater tax expense borne by the Funds and less cash available to distribute to you or to pay expenses.

Although any distribution by an MLP to a Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. A portion of any gain or loss recognized by a Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and taxed as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. As a corporation, each Fund will be subject to tax on its capital gains at ordinary income rates, so treatment of gains as ordinary income will not cause the gains to be taxed at a higher rate. Nevertheless, a Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, a Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain.

Each Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. Any such gain will be subject to U.S. federal income tax at regular corporate rates, regardless of how long the applicable Fund has held such assets. The amount realized by a Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. A Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP.

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Any capital losses that a Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that a Fund is unable to use may be carried back for three taxable years and forward for five taxable years to reduce the Fund’s capital gains in such years. Because (i) the periods for which capital losses may be carried back and forward are limited and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the Fund may expire without being utilized.

The amount of taxes currently paid by a Fund will vary depending on the amount of income, gains, losses and deductions the Fund is allocated from its MLP investments, and on the Fund’s realized gains and losses, and such taxes will reduce your return from an investment in a Fund.

A Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Distributions made to you by a Fund (other than certain distributions in redemption of shares) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon net taxable income, with certain specified adjustments. Based upon the historic performance of the types of MLPs in which the Fund intend to invest, the Adviser anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ net taxable income. Because each Fund’s earnings and profits will be based on its allocable share of net taxable income from MLPs (and not on distributions received from MLPs), the Adviser anticipates that only a portion of a Fund’s distributions will be treated as dividend income to shareholders. To the extent that distributions to a shareholder exceed the shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, the shareholder’s tax basis in the Fund’s Shares with respect to which the distribution is made will be reduced (but not below zero), which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such Shares. To the extent a shareholder holds Shares as a capital asset and has no further basis in the Shares, the shareholder will report distributions in excess of earnings and profits as capital gain.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Qualified dividend income received by individuals and other noncorporate shareholders is taxed at long-term capital gain rates. For a dividend to constitute qualified dividend income, the shareholder generally must hold the Shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

Dividends paid by the Funds are expected to be eligible for the dividends-received deduction available to corporate shareholders. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends-received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of a particular Fund is financed, in whole or in part, with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

51

A sale of Shares or redemption of Creation Units in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as capital gain or loss if the Shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the Shares have been held for more than 12 months, and short-term capital gain or loss if the Shares are held for one year or less. All or a portion of any loss realized upon a taxable disposition of Shares in a Fund will be disallowed if substantially identical shares of such Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. For this purpose, a Fund’s distributions treated as a return of capital (i.e. distributions that exceed a shareholder’s allocable share of the Fund’s current and accumulated earnings and profits) will reduce a shareholder’s tax basis in the Fund Shares with respect to which the distribution is made (but not below zero). The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year, and otherwise will generally be short-term capital gain or loss.

The Trust on behalf of the Funds has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Funds and if, pursuant to Section 351 of the Code, the Funds would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

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Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Medicare Contribution Tax. A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of the net investment income of shareholders that are U.S. individuals with income exceeding specified thresholds ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases), and on all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gains realized on the sale of Shares of a Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

Foreign Investments. Income received by the Funds from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Foreign taxes paid by the Funds will reduce the return from the Funds’ investments.

Backup Withholding. The Funds will be required in certain cases to withhold (as “backup withholding”) at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to backup withholding; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on dividend distributions. Gains realized by foreign shareholders from the sale or other disposition of Shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A Beneficial Owner of Shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

53

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. The Funds may be subject to tax or taxes in certain states where MLPs do business. Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of federal, state, local and foreign taxes.

54

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal years ended November 30, 2012, November 30, 2013, and November 2014, as applicable, including notes thereto and the reports of Cohen Fund Audit Services, Ltd, the Funds’ Independent Registered Public Accounting Firm, are incorporated by reference into this SAI.

YCM-SX-001-0400

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Exhibit A
EXCHANGE TRADED CONCEPTS, LLC

PROXY VOTING POLICY AND PROCEDURES

Exchange Traded Concepts (“Exchange Traded Concepts”) recognizes its obligation to vote proxies for investments held by clients over which it exercises discretionary voting authority in the clients’ best interest. Accordingly, Exchange Traded Concepts will vote all proxies and act on all other corporate actions in a timely manner in accordance with these proxy voting policies and procedures (the “Proxy Voting Policies”).

Exchange Traded Concepts acts as fiduciary in relation to the portfolios of Exchange Traded Concepts Trust (each, a “Fund” and together, the “Funds”) and any other clients that it may manage in the future and the assets entrusted by such clients to Exchange Traded Concepts for their management. Except where the client has expressly, in writing, reserved to itself or another party the duty to vote proxies, or where a sub-adviser votes proxies on behalf of a Fund, it is Exchange Traded Concepts’ duty as a fiduciary to vote all proxies relating to such shares.

In order to carry out its responsibilities in regard to voting proxies, Exchange Traded Concepts must track all shareholder meetings convened by companies whose shares are held in Exchange Traded Concepts’ client accounts, including the Funds, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (“Advisers Act”), Exchange Traded Concepts: (a) has adopted and implemented these Proxy Voting Policies that are reasonably designed to ensure that Exchange Traded Concepts votes client securities in the best interests of its clients (which includes how Exchange Traded Concepts addresses material conflicts of interests); (b) will disclose to clients how they may obtain information on how Exchange Traded concepts voted their proxies; (c) will describe to clients its Proxy Voting Policies and, upon their request, furnish a copy to its clients; and (d) will maintain certain records relating to the proxy voting activities when the adviser does have proxy voting authority.

Exchange Traded Concepts shall utilize the formal proxy guidelines (set forth below) to appropriately assess each proxy issue. Generally, Exchange Traded Concepts seeks to vote proxies in the best interests of its clients, including the Funds. In the ordinary course, this entails voting proxies in a way which Exchange Traded Concepts believes will maximize the monetary value of each portfolio’s holdings. Exchange Traded Concepts’ Management Committee, which oversees proxy voting, will address any unusual or undefined voting issues that may arise during the year.

In addition, Exchange Traded Concepts may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to Exchange Traded Concepts’ established guidelines. When Exchange Traded Concepts deems it in the best interest of clients, they may permit a sub-adviser to a Fund the authority to cast proxy votes either in accordance with Exchange Traded Concepts’ established guidelines or in accordance with the proxy voting policies submitted by that firm to and approved by the Board of Exchange Traded Concepts Trust. The Proxy Firm or sub-adviser will promptly notify Exchange Traded Concepts of any proxy issues that do not fall under the guidelines set forth below. Exchange Traded Concepts does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

A-1

Generally, Exchange Traded Concepts views that proxy proposals can be grouped into six broad categories as follows:

I.	Election of Board of Directors

•	Exchange Traded Concepts will generally vote in support of management’s nominees for the board of directors; however, Exchange Traded Concepts may choose not to support management’s proposed board if circumstances warrant such consideration.

II.	Appointment of Independent Auditors

•	Exchange Traded Concepts will support the recommendation of the respective corporation’s board of directors.

III.	Issues of Corporate Structure and Shareholder Rights

•	Proposals may originate from either management or shareholders, and among other things, may request revisions to the corporate bylaws that will affect shareholder ownership rights. Exchange Traded Concepts does not generally support obstacles erected by corporations to prevent mergers or takeovers with the view that such actions may depress the corporation’s marketplace value.

•	Exchange Traded Concepts supports the following types of corporate structure and shareholder rights proposals:

o	Management proposals for approval of stock repurchase programs, stock splits (including reverse splits)
o	Authorization to increase shares outstanding
o	The ability of shareholders to vote on shareholder rights plans (poison pills)
o	Shareholder rights to eliminate or remove supermajority provisions
o	Shareholder rights to call special meetings and to act by written consent

•	Exchange Traded Concepts votes against management on the following items which have potentially substantial financial or best interest impact:

o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
o	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
o	Elimination of shareholders’ right to call special meetings
o	Establishment of classified boards of directors
o	Reincorporation in a state which has more stringent anti-takeover and related provisions
o	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
o	Excessive compensation

A-2

o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
o	Adjournment of meeting to solicit additional votes
o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy
o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees

IV.	Mergers and Acquisitions

Exchange Traded Concepts evaluates mergers and acquisitions on a case-by-case basis. Exchange Traded Concepts uses its discretion in order to maximize shareholder value. Exchange Traded Concepts generally votes:
•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
•	For offers that concur with index calculators’ treatment and the ability to meet the clients’ return objectives for passive funds
•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the NAV

V.	Executive and Director Equity-Based Compensation

•	Exchange Traded Concepts is generally in favor of properly constructed equity-based compensation arrangements. Exchange Traded Concepts will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive.

However, Exchange Traded Concepts may oppose management proposals that could potentially significantly dilute shareholders’ ownership interests in the corporation.

VI.	Corporate Social and Policy Issues

•	Proposals usually originate from shareholders and may require a revision of certain business practices and policies.

Exchange Traded Concepts is of the view that typical business matters that directly or indirectly affect corporate profitability are primarily the responsibility of management. Exchange Traded Concepts believes it is inappropriate to use client assets to address socio-political issues. Therefore, social and policy issues reflected in shareholder proposals should be subject to the approval of the corporation’s board of directors.

Conflicts

From time to time, Exchange Traded Concepts will review a proxy which presents a potential material conflict. As a fiduciary to its clients, Exchange Traded Concepts takes these potential conflicts very seriously. Exchange Traded Concepts’ duty is to ensure that proxy votes are cast in the clients’, including the Funds,’ best interests and are not affected by Exchange Traded Concepts’ potential conflict. If a potential conflict of interest exists, and the matter falls clearly within one of the proposals enumerated above, Exchange Traded Concepts will vote proxies in accordance with the pre-determined guidelines set forth in these Proxy Voting Policies.

A-3

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that Exchange Traded Concepts believes more active involvement is necessary, Exchange Traded Concepts may employ the services of a Proxy Firm, wholly independent of Exchange Traded Concepts, to determine the appropriate vote.

In certain situations, Exchange Traded Concepts’ Management Committee may determine that the employment of a Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the Management Committee shall decide how to vote the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Exchange Traded Concepts’ clients, shall be formalized in writing. Which action is appropriate in any given scenario would be the decision of the Management Committee in carrying out its duty to ensure that the proxies are voted in the clients’ best interests.

A-4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-866-296-8019 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER          12345678910

YORKVILLE HIGH INCOME MLP ETF

EXCHANGE TRADED CONCEPTS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERSTO BE HELD ON XXXXXXXXXXXXXXXXX

The undersigned, revoking prior proxies, hereby appoints Name, Name and Name, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders the above named Fund. (the “Fund”) to be held on [ ], 2015, at the office of [ ], and any adjournments or postponements thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1 (866) 296-8019. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on XXXXXXXXXXX XX, 2015. The proxy statement for this meeting is available at:

proxyonline.com/docs/ETCYORKVILLE2015.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YORKVILLE HIGH INCOME MLP ETF	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1	To consider and vote upon a proposal to approve an Agreement and Plan of Reorganization as described in the accompanying Combined Proxy Statement and Prospectus.	¡	¡	¡

2	To act upon such other matters as may properly come before the Meeting.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-866-296-8019 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER          12345678910

YORKVILLE HIGH INCOME INFRASTRUCTURE MLP ETF

EXCHANGE TRADED CONCEPTS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERSTO BE HELD ON XXXXXXXXXXXXXXXXX

The undersigned, revoking prior proxies, hereby appoints Name, Name and Name, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders the above named Fund. (the “Fund”) to be held on [ ], 2015, at the office of [ ], and any adjournments or postponements thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1 (866) 296-8019. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on XXXXXXXXXXX XX, 2015. The proxy statement for this meeting is available at:

proxyonline.com/docs/ETCYORKVILLE2015.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YORKVILLE HIGH INCOME INFRASTRUCTURE MLP ETF	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1	To consider and vote upon a proposal to approve an Agreement and Plan of Reorganization as described in the accompanying Combined Proxy Statement and Prospectus.	¡	¡	¡

2	To act upon such other matters as may properly come before the Meeting.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PART C: OTHER INFORMATION

Item 15.	Indemnification

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 30 of the Registrant’s Post-Effective Amendment No. 2,019 to its Registration Statement on Form N-1A dated September 3, 2015 (File Nos. 333-123257; 811-10325).

Item 16.	Exhibits:

(1)	Amended and Restated Declaration of Trust.[5]
(2)	Amended and Restated Bylaws of the Trust.[5]
(3)	Not applicable.
(4)	Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Combined Proxy Statement and Prospectus).
(5)	Rights of holders of the securities being registered are contained in Articles II, VII, IX, X and XI of the Registrant’s Amended and Restated Declaration of Trust and Articles II and VII of the Registrant’s Amended and Restated Bylaws.
(6)(a)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to Market Vectors—Gold Miners ETF).[1]
(6)(b)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all portfolios except for Market Vectors—Gold Miners ETF).[3]
(6)(c)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to certain municipal portfolios).[4]
(6) (d)	Form of Sub-Investment Advisory Agreement between China Asset Management (Hong Kong) Limited and Van Eck Associates Corporation (with respect to Market Vectors ChinaAMC A-Share ETF f/k/a Market Vectors China ETF).[7]
(6)(e)	Form of Sub-Investment Advisory Agreement between China Asset Management (Hong Kong) Limited and Van Eck Associates Corporation (with respect to Market Vectors ChinaAMC MSCI All China ETF and Market Vectors ChinaAMC SME-ChiNext ETF).[6]
(6)(f)	First Amendment to the Form of Sub-Investment Advisory Agreement between China Asset Management (Hong Kong) Limited and Van Eck Associates Corporation (with respect to Market Vectors ChinaAMC SME-ChiNext ETF and Market Vectors ChinaAMC China Bond ETF).[8]
(6)(g)	Form of Investment Management Agreement between the Trust and Van Eck Absolute Return Advisers Corporation (with respect to Market Vectors Dynamic Put Write ETF).[9]
(7)(a)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation.[2]
(7)(b)	Form of Participant Agreement.[1]
(8)	Not applicable.
(9)	Form of Custodian Agreement between the Trust and The Bank of New York.[1]
(10)	Not applicable.
(11)	Opinion and Consent of Dechert LLP.[9]
(12)(a)	Form of Opinion (with respect to Yorkville High Income MLP ETF and Market Vectors High Income MLP ETF) of Dechert LLP (as to tax matters).[10]
(12)(b)	Form of Opinion (with respect to Yorkville High Income Infrastructure MLP ETF and Market Vectors High Income Infrastructure MLP ETF) of Dechert LLP (as to tax matters).[10]
(13)(a)	Form of Fund Accounting Agreement between the Trust and The Bank of New York.[1]
(13)(b)	Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.[1]
(13)(c)	Form of Sub-License Agreement between the Trust and the Van Eck Associates Corp.[1]
(14)	Consent of Cohen Fund Audit Services, Ltd. (with respect to Form N-14).[10]
(15)	Not applicable.
(16)	Powers of Attorney.[10]

1	Incorporated by reference to the Registrant’s Registration Statement filed on April 28, 2006.
2	Incorporated by reference to the Registrant’s Registration Statement filed on May 11, 2006.
3	Incorporated by reference to the Registrant’s Registration Statement filed on October 6, 2006.
4	Incorporated by reference to the Registrant’s Registration Statement filed on August 27, 2010.
5	Incorporated by reference to the Registrant’s Registration Statement filed on December 20, 2013.
6	Incorporated by reference to the Registrant’s Registration Statement filed on April 14, 2014.
7	Incorporated by reference to the Registrant’s Registration Statement filed on April 30, 2014.
8	Incorporated by reference to the Registrant’s Registration Statement filed on November 7, 2014.
9	To be filed by amendment.
10	Filed herewith.

Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains opinions of counsel supporting the tax matters discussed in this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York on this 23rd day of September, 2015.

MARKET VECTORS ETF TRUST

By:	/s/ Jan F. van Eck*
Name: Jan F. van Eck
Title: President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ David H. Chow*	Trustee	September 23, 2015
David H. Chow

/s/ R. Alastair Short*	Trustee	September 23, 2015
R. Alastair Short

/S/ Peter J. Sidebottom*	Trustee	September 23, 2015
Peter J. Sidebottom

/s/ Richard D. Stamberger*	Trustee	September 23, 2015
Richard D. Stamberger

/s/ Jan F. van Eck*	President, Chief Executive Officer and Trustee	September 23, 2015
Jan F. van Eck

/s/ John J. Crimmins*	Treasurer, Chief Financial Officer and Principal Accounting Officer	September 23, 2015
John J. Crimmins

*By:	/s/ Jonathan R. Simon
Jonathan R. Simon
Attorney in Fact

EXHIBIT INDEX

(12)(a)	Form of Opinion (with respect to Yorkville High Income MLP ETF and Market Vectors High Income MLP ETF) of Dechert LLP (as to tax matters).

(12)(b)	Form of Opinion (with respect to Yorkville High Income Infrastructure MLP ETF and Market Vectors High Income Infrastructure MLP ETF) of Dechert LLP (as to tax matters).

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Powers of Attorney.